UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

The Universal Institutional Funds, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2015

Item 1 - Report to Shareholders

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Emerging Markets Debt Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Director and Officer Information	23

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Emerging Markets Debt Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$970.50	$1,019.66	$5.46	$5.60	1.10%
Emerging Markets Debt Portfolio Class II	1,000.00	969.80	1,019.41	5.71	5.85	1.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –1.12%, net of fees, for Class I shares and –1.17%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed the Portfolio's benchmark, the J.P. Morgan Emerging Markets Bond Global Index (the "Index"), which returned 1.23%.

Factors Affecting Performance

•  In 2015, downgrades to the outlook for global economic growth, particularly in China, pressured commodity prices, especially oil, which touched multi-year lows. Geopolitics and idiosyncratic events added to the headwinds facing investors, driving an increase in market volatility, a modest rise in U.S. Treasury yields, and further depreciation in emerging market (EM) currencies.

•  Economic weakness in Europe was met by quantitative easing (QE) support by the European Central Bank (ECB), lowering yields across Europe and driving a search for yield, which benefited assets of EM European countries. However, the ECB failed to fully commit to an open-ended QE program. This was in contrast to steady growth in the U.S., supporting the U.S. Federal Reserve's (Fed) December decision to hike interest rates for the first time in over nine years, which, leading up to the event, contributed to broad U.S. dollar strength and an appreciation of the dollar versus the euro of over 10%.(i)

•  EM external sovereign and quasi-sovereign debt returned 1.23% in the year, measured by the Index. Over the year, external sovereign and quasi-sovereign assets outperformed domestic debt and performed in line with corporate debt. Higher-yielding, lower-quality countries, such as Ukraine, Argentina, and Venezuela, outperformed investment grade countries, such as Brazil, Colombia, Mexico, South Africa, and Indonesia. However, beginning in 2016, Brazil will no longer be classified as investment grade by the major index providers after being downgraded by S&P and Fitch in 2015 due to ongoing economic challenges and political dysfunction amid a far-reaching corruption investigation. In Ukraine, after a de-escalation in tensions with Russia, the government completed a debt restructuring with external creditors, which, along with supportive actions by the Russian central bank, drove a strong rally in Russian and Ukrainian assets over the year. In Latin America, opposition wins in Venezuela and Argentina brought political change and spurred hope for new economic policies to revive the challenged economies.

•  The Portfolio's overweight position and security selection in Venezuela and Kazakhstan contributed to relative performance in the period, as did underweight positions in Turkey, Uruguay, Malaysia and Nigeria. An overweight position in the Philippines also contributed to relative performance.

•  The Portfolio's positioning and security selection in Brazil detracted from relative performance in the period. Underweight positions in Ukraine and Argentina also detracted from relative performance, as did security selection in Russia. Overweight positions in Mexico and Kenya detracted from relative performance, as did security selection in Mexico. The use of U.S. Treasury futures, used to manage duration, also slightly dampened relative performance.

Management Strategies

•  Over the next few months, the primary risks that we will continue to monitor include the potential for rising U.S. interest rates; the path of Chinese economic growth, currency and monetary policy; and the direction of commodity prices.

•  We expect U.S. rates to remain range-bound until we get more clarity on the likely direction of the U.S. economy and inflation. The inflationary environment should remain relatively benign for the world as a whole, especially given continued low energy price pressures. We don't expect an EM "Taper Tantrum II" after the December Fed hike, but certainly some volatility spikes, especially among the weaker EM sovereigns, are possible. We plan to take advantage of market reactions that are overshooting fundamentals. With the first Fed hike behind us, the focus has shifted to the pace of future hikes. We believe that EM assets can handle, and are priced for, two to three rate hikes in 2016 but remain vulnerable to any hawkish surprises, especially if such policy surprises do not reflect an upward assessment in U.S./global growth prospects, but instead reveal incipient inflationary concerns.

(i)  Data provided by Bloomberg and Morgan Stanley Investment Management.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

•  Broadly, we expect a modest rebound in EM growth in 2016 and 2017 as the negative impact from Brazil and Russia lessen. In China, we continue to believe that the country will avoid a hard landing, supported by higher frequency economic indicators pointing to an ongoing stabilization at a lower level of growth. Risks remain on the downside.

•  Despite a narrowing of the emerging market/developed market growth differential and a weakening of fundamentals since the global financial crisis, EM economies are still in better health than they were 10 to 15 years ago with lower levels of external debt as a percentage of gross domestic product (GDP), freely floating exchange rates, relatively large buffers in the form of foreign currency reserves, and growing local debt markets supported by generally robust and well-capitalized banking systems, limiting the risks of external funding pressures inflicting severe damage on their economies. In the absence of extremely attractive valuations and/or an improving fundamental outlook, EM economies must recommit to structural reforms to address economic challenges and restore widespread faith by the investment community. The election of reform-minded candidates, like those in Indonesia, India, and most recently Argentina, are steps in the right direction for these economies. There may even be some scope for political reforms in Venezuela after the opposition victory in the recent congressional elections. For long-term investors, EM debt still offers attractive real yields for an investment grade asset (on average, but deteriorating), providing relative yield advantages and potential spread compression, which could provide a buffer should interest rates rise in the U.S. With many in the market forecasting moderate growth and low inflation, we believe EM debt should perform reasonably well for investors looking for diversification, yield, and total return potential.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1)

	Period Ended December 31, 2015
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–1.12%	3.24%	5.34%	6.69%
J.P. Morgan Emerging Markets Bond Global Index	1.23	5.11	6.72	8.24
Portfolio – Class II(4)	–1.17	3.17	5.28	7.73
J.P. Morgan Emerging Markets Bond Global Index	1.23	5.11	6.72	8.79

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on June 16, 1997.

(4)  Commenced offering on December 19, 2002.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.8%)
Angola (0.9%)
Sovereign (0.9%)
Republic of Angola, 9.50%, 11/12/25 (a)	$2,200	$2,051
Argentina (1.6%)
Sovereign (1.6%)
Argentina Bonar Bonds, 8.75%, 5/7/24	2,000	2,113
Republic of Argentina, 2.50%, 12/31/38 (b)(c)(d)(e)	2,400	1,507
		3,620
Brazil (4.8%)
Corporate Bonds (2.5%)
Banco Safra SA, 6.75%, 1/27/21	870	894
6.75%, 1/27/21 (a)	1,280	1,315
CIMPOR Financial Operations BV, 5.75%, 7/17/24 (a)	1,458	984
Minerva Luxembourg SA, 8.75%, 4/3/19 (a)(b)(f)(g)	1,400	1,295
Odebrecht Offshore Drilling Finance Ltd., 6.63%, 10/1/23 (a)	662	152
6.75%, 10/1/23 (a)	4,052	973
		5,613
Sovereign (2.3%)
Brazil Minas SPE via State of Minas Gerais, 5.33%, 2/15/28 (a)	4,150	3,144
Brazilian Government International Bond, 5.00%, 1/27/45	3,309	2,225
		5,369
		10,982
Chile (4.2%)
Corporate Bonds (1.2%)
Colbun SA, 4.50%, 7/10/24 (a)	1,530	1,497
Empresa Electrica Angamos SA, 4.88%, 5/25/29 (a)	1,405	1,258
		2,755
Sovereign (3.0%)
Corporación Nacional del Cobre de Chile, 4.88%, 11/4/44 (a)(b)	2,080	1,674
Empresa Nacional del Petroleo, 4.75%, 12/6/21 (b)	2,967	3,004
5.25%, 8/10/20	2,000	2,071
		6,749
		9,504
China (3.9%)
Sovereign (3.9%)
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23	7,770	8,048
	Face Amount (000)	Value (000)
Three Gorges Finance I Cayman Islands Ltd., 3.70%, 6/10/25 (a)	$838	$847
		8,895
Colombia (2.4%)
Corporate Bond (0.2%)
Ecopetrol SA, 5.88%, 5/28/45	628	449
Sovereign (2.2%)
Colombia Government International Bond, 4.38%, 7/12/21	530	534
5.00%, 6/15/45	3,000	2,520
11.75%, 2/25/20 (b)	1,550	2,015
		5,069
		5,518
Croatia (2.0%)
Sovereign (2.0%)
Croatia Government International Bond, 5.50%, 4/4/23	4,455	4,533
Dominican Republic (2.2%)
Sovereign (2.2%)
Dominican Republic International Bond, 6.85%, 1/27/45 (a)	4,464	4,230
7.45%, 4/30/44 (a)	739	748
		4,978
Ecuador (0.6%)
Sovereign (0.6%)
Ecuador Government International Bond, 10.50%, 3/24/20	1,830	1,482
El Salvador (0.4%)
Sovereign (0.4%)
El Salvador Government International Bond, 6.38%, 1/18/27 (a)	1,130	960
Gabon (0.5%)
Sovereign (0.5%)
Gabonese Republic, 6.95%, 6/16/25 (a)	1,310	1,047
Ghana (0.5%)
Sovereign (0.5%)
Republic of Ghana, 10.75%, 10/14/30 (a)	1,210	1,231
Honduras (0.6%)
Sovereign (0.6%)
Republic of Honduras, 8.75%, 12/16/20	1,160	1,288
Hungary (2.7%)
Sovereign (2.7%)
Hungary Government International Bond, 5.38%, 3/25/24	2,502	2,746
5.75%, 11/22/23	890	998
6.38%, 3/29/21	1,110	1,268
7.63%, 3/29/41	880	1,194
		6,206

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Indonesia (9.7%)
Sovereign (9.7%)
Indonesia Government International Bond, 4.75%, 1/8/26 (a)(b)	$1,430	$1,415
5.13%, 1/15/45 (a)(b)	1,650	1,496
5.88%, 1/15/24 (a)	1,210	1,299
5.95%, 1/8/46 (a)	1,430	1,415
7.75%, 1/17/38	2,925	3,437
Majapahit Holding BV, 7.75%, 1/20/20	1,580	1,772
Pertamina Persero PT, 4.30%, 5/20/23	2,000	1,823
4.88%, 5/3/22	2,900	2,785
5.25%, 5/23/21	200	200
6.45%, 5/30/44 (a)	1,870	1,634
Perusahaan Listrik Negara PT, 5.50%, 11/22/21	4,660	4,759
		22,035
Iraq (0.4%)
Sovereign (0.4%)
Republic of Iraq, 5.80%, 1/15/28	1,250	847
Ivory Coast (1.6%)
Sovereign (1.6%)
Ivory Coast Government International Bond, 5.38%, 7/23/24 (a)	780	696
5.75%, 12/31/32	3,230	2,889
		3,585
Jamaica (1.3%)
Corporate Bond (0.5%)
Digicel Group Ltd., 8.25%, 9/30/20	1,270	1,054
Sovereign (0.8%)
Jamaica Government International Bond, 7.63%, 7/9/25	920	981
7.88%, 7/28/45	940	916
		1,897
		2,951
Kazakhstan (3.2%)
Sovereign (3.2%)
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (a)	1,770	1,565
KazAgro National Management Holding JSC, 4.63%, 5/24/23 (a)	1,420	1,228
Kazakhstan Government International Bond, 5.13%, 7/21/25 (a)	2,000	1,978
KazMunayGas National Co., JSC, 9.13%, 7/2/18	2,230	2,461
		7,232
Kenya (1.2%)
Sovereign (1.2%)
Kenya Government International Bond, 6.88%, 6/24/24 (a)	3,030	2,666
	Face Amount (000)	Value (000)
Lithuania (1.0%)
Sovereign (1.0%)
Lithuania Government International Bond, 6.63%, 2/1/22	$1,080	$1,294
7.38%, 2/11/20	925	1,096
		2,390
Mexico (12.6%)
Corporate Bonds (3.6%)
Alfa SAB de CV, 6.88%, 3/25/44 (b)	1,440	1,343
Cemex Finance LLC, 9.38%, 10/12/22	2,200	2,326
Fermaca Enterprises S de RL de CV, 6.38%, 3/30/38 (a)	1,845	1,734
Nemak SAB de CV, 5.50%, 2/28/23 (a)	810	816
5.50%, 2/28/23	2,000	2,015
		8,234
Sovereign (9.0%)
Mexico Government International Bond, 4.60%, 1/23/46	2,530	2,248
6.05%, 1/11/40	1,482	1,628
Petroleos Mexicanos, 4.88%, 1/24/22 (b)	6,740	6,504
5.63%, 1/23/46 (a)	2,200	1,692
6.38%, 1/23/45	2,860	2,435
6.50%, 6/2/41	2,330	2,026
6.63%, 6/15/38	1,176	1,041
8.00%, 5/3/19	1,176	1,298
8.63%, 12/1/23	1,350	1,569
		20,441
		28,675
Namibia (0.6%)
Sovereign (0.6%)
Namibia International Bonds, 5.25%, 10/29/25 (a)	1,482	1,384
Pakistan (0.4%)
Sovereign (0.4%)
Islamic Republic of Pakistan, 8.25%, 9/30/25 (a)	970	990
Panama (1.7%)
Sovereign (1.7%)
Panama Government International Bond, 4.00%, 9/22/24	1,594	1,602
5.20%, 1/30/20	680	740
8.88%, 9/30/27 (b)	1,183	1,641
		3,983
Paraguay (1.0%)
Sovereign (1.0%)
Republic of Paraguay, 4.63%, 1/25/23 (a)	880	858
6.10%, 8/11/44 (a)	1,580	1,517
		2,375

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Peru (3.1%)
Corporate Bonds (1.5%)
Banco de Credito del Peru, 6.13%, 4/24/27 (a)(b)(g)	$2,280	$2,394
Union Andina de Cementos SAA, 5.88%, 10/30/21 (a)(b)	1,040	1,006
		3,400
Sovereign (1.6%)
Corporación Financiera de Desarrollo SA, 5.25%, 7/15/29 (a)(g)	1,298	1,279
Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (a)(b)	207	194
Peruvian Government International Bond, 6.55%, 3/14/37	1,800	2,088
		3,561
		6,961
Philippines (3.5%)
Sovereign (3.5%)
Philippine Government International Bond, 3.95%, 1/20/40	1,396	1,416
8.38%, 6/17/19	147	178
9.50%, 2/2/30	3,981	6,285
		7,879
Poland (2.1%)
Sovereign (2.1%)
Poland Government International Bond, 3.00%, 3/17/23	3,950	3,918
4.00%, 1/22/24	650	685
5.00%, 3/23/22	250	277
		4,880
Russia (7.2%)
Sovereign (7.2%)
Russian Foreign Bond — Eurobond, 4.50%, 4/4/22	15,200	15,324
5.63%, 4/4/42	1,200	1,141
		16,465
Serbia (2.4%)
Sovereign (2.4%)
Republic of Serbia, 4.88%, 2/25/20	850	873
7.25%, 9/28/21	4,135	4,690
		5,563
South Africa (1.8%)
Sovereign (1.8%)
Eskom Holdings SOC Ltd., 5.75%, 1/26/21 (a)(b)	1,678	1,466
7.13%, 2/11/25 (a)(b)	2,080	1,810
Transnet SOC Ltd., 4.00%, 7/26/22 (a)(b)	950	843
		4,119
	Face Amount (000)	Value (000)
Sri Lanka (1.1%)
Sovereign (1.1%)
Sri Lanka Government International Bond, 6.25%, 10/4/20	$139	$135
6.25%, 10/4/20 (a)	510	494
6.85%, 11/3/25 (a)	2,100	1,986
		2,615
Tunisia (0.5%)
Sovereign (0.5%)
Banque Centrale de Tunisie SA, 5.75%, 1/30/25 (a)	1,300	1,132
Turkey (6.5%)
Sovereign (6.5%)
Export Credit Bank of Turkey, 5.88%, 4/24/19 (a)	3,210	3,320
Turkey Government International Bond, 3.25%, 3/23/23	740	680
4.88%, 4/16/43	2,000	1,765
5.63%, 3/30/21	7,200	7,632
6.88%, 3/17/36	1,200	1,347
		14,744
Venezuela (5.3%)
Sovereign (5.3%)
Petroleos de Venezuela SA, 6.00%, 11/15/26 (b)	24,140	8,932
9.00%, 11/17/21	3,400	1,375
Venezuela Government International Bond, 6.00%, 12/9/20	880	332
9.00%, 5/7/23	2,030	817
11.75%, 10/21/26	1,240	558
		12,014
Zambia (0.3%)
Sovereign (0.3%)
Zambia Government International Bond, 8.97%, 7/30/27 (a)	780	621
Total Fixed Income Securities (Cost $238,014)		218,401
	No. of Warrants
Warrants (0.0%)
Nigeria (0.0%)
Central Bank of Nigeria, expires 11/15/20 (g)(h)	750	85
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (g)(h)	3,750	26
Total Warrants (Cost $—)		111
	Shares
Short-Term Investments (12.4%)
Securities held as Collateral on Loaned Securities (9.6%)
Investment Company (8.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	18,615,885	18,616

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (1.4%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $1,088; fully collateralized by a U.S. Government obligation; 1.38% due 2/29/20; valued at $1,110)	$1,088	$1,088
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $2,176; fully collateralized by a U.S. Government agency security; 3.50% due 3/20/45; valued at $2,220)	2,176	2,176
		3,264
Total Securities held as Collateral on Loaned Securities (Cost $21,880)		21,880
	Shares
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $6,393)	6,393,384	6,393
Total Short-Term Investments (Cost $28,273)		28,273
Total Investments (108.2%) (Cost $266,287) Including $24,488 of Securities Loaned (i)(j)		246,785
Liabilities in Excess of Other Assets (-8.2%)		(18,721)
Net Assets (100.0%)		$228,064

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at December 31, 2015.

(c)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.

(d)  Issuer in bankruptcy.

(e)  Non-income producing security; bond in default.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2015.

(g)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2015.

(h)  Security has been deemed illiquid at December 31, 2015.

(i)  Securities are available for collateral in connection with an open futures contract.

(j)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $267,090,000. The aggregate gross unrealized appreciation is approximately $4,731,000 and the aggregate gross unrealized depreciation is approximately $25,036,000 resulting in net unrealized depreciation of approximately $20,305,000.

Futures Contract:

The Portfolio had the following futures contract open at December 31, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Short:
U.S. Treasury 10 yr. Note	55	$(6,925)	Mar-16	$10

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	87.5%
Corporate Bonds	9.6
Other**	2.9
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open short futures contract with an underlying face amount of approximately $6,925,000 with unrealized appreciation of approximately $10,000.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $241,278)	$221,776
Investment in Security of Affiliated Issuer, at Value (Cost $25,009)	25,009
Total Investments in Securities, at Value (Cost $266,287)	246,785
Cash	1,636
Interest Receivable	3,699
Receivable for Variation Margin on Futures Contract	113
Receivable for Portfolio Shares Sold	21
Receivable from Affiliate	2
Other Assets	12
Total Assets	252,268
Liabilities:
Collateral on Securities Loaned, at Value	23,424
Payable for Advisory Fees	446
Payable for Portfolio Shares Redeemed	160
Payable for Servicing Fees	60
Deferred Capital Gain Country Tax	46
Payable for Administration Fees	16
Payable for Professional Fees	14
Payable for Custodian Fees	12
Payable for Transfer Agency Fees	2
Payable for Directors' Fees and Expenses	2
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	21
Total Liabilities	24,204
NET ASSETS	$228,064
Net Assets Consist of:
Paid-in-Capital	$246,622
Accumulated Undistributed Net Investment Income	13,159
Accumulated Net Realized Loss	(12,179)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $46 of Deferred Capital Gain Country Tax)	(19,548)
Futures Contract	10
Foreign Currency Translations	(— @)
Net Assets	$228,064
CLASS I:
Net Assets	$209,794
Net Asset Value, Offering and Redemption Price Per Share Applicable to 28,144,879 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.45
CLASS II:
Net Assets	$18,270
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,467,225 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.40
(1) Including:
Securities on Loan, at Value:	$24,488

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$15,726
Income from Securities Loaned — Net	103
Dividends from Securities of Unaffiliated Issuers	45
Dividends from Security of Affiliated Issuer (Note H)	7
Total Investment Income	15,881
Expenses:
Advisory Fees (Note B)	1,880
Administration Fees (Note C)	346
Servicing Fees (Note D)	275
Professional Fees	106
Distribution Fees — Class II Shares (Note E)	55
Custodian Fees (Note G)	43
Shareholder Reporting Fees	43
Pricing Fees	15
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	6
Other Expenses	18
Total Expenses	2,798
Distribution Fees — Class II Shares Waived (Note E)	(45)
Rebate from Morgan Stanley Affiliate (Note H)	(4)
Net Expenses	2,749
Net Investment Income	13,132
Realized Loss:
Investments Sold	(2,660)
Foreign Currency Forward Exchange Contracts	(3)
Foreign Currency Transactions	(5)
Futures Contracts	(138)
Net Realized Loss	(2,806)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $46)	(12,564)
Foreign Currency Translations	— @
Futures Contracts	5
Net Change in Unrealized Appreciation (Depreciation)	(12,559)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(15,365)
Net Decrease in Net Assets Resulting from Operations	$(2,233)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,132	$13,338
Net Realized Loss	(2,806)	(5,768)
Net Change in Unrealized Appreciation (Depreciation)	(12,559)	661
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,233)	8,231
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(12,372)	(14,437)
Net Realized Gain	—	(1,986)
Class II:
Net Investment Income	(1,042)	(1,189)
Net Realized Gain	—	(165)
Total Distributions	(13,414)	(17,777)
Capital Share Transactions:(1)
Class I:
Subscribed	15,324	18,453
Distributions Reinvested	12,372	16,423
Redeemed	(47,421)	(54,407)
Class II:
Subscribed	4,677	6,399
Distributions Reinvested	1,042	1,354
Redeemed	(5,695)	(8,004)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(19,701)	(19,782)
Total Decrease in Net Assets	(35,348)	(29,328)
Net Assets:
Beginning of Period	263,412	292,740
End of Period (Including Accumulated Undistributed Net Investment Income of $13,159 and $13,381)	$228,064	$263,412
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,912	2,183
Shares Issued on Distributions Reinvested	1,607	1,967
Shares Redeemed	(6,060)	(6,568)
Net Decrease in Class I Shares Outstanding	(2,541)	(2,418)
Class II:
Shares Subscribed	595	760
Shares Issued on Distributions Reinvested	136	163
Shares Redeemed	(733)	(966)
Net Decrease in Class II Shares Outstanding	(2)	(43)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$7.95	$8.22	$9.52	$8.31	$8.14
Income (Loss) from Investment Operations:
Net Investment Income†	0.41	0.39	0.40	0.37	0.41
Net Realized and Unrealized Gain (Loss)	(0.48)	(0.13)	(1.23)	1.10	0.15
Total from Investment Operations	(0.07)	0.26	(0.83)	1.47	0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.43)	(0.47)	(0.36)	(0.26)	(0.30)
Net Realized Gain	—	(0.06)	(0.11)	—	(0.09)
Total Distributions	(0.43)	(0.53)	(0.47)	(0.26)	(0.39)
Net Asset Value, End of Period	$7.45	$7.95	$8.22	$9.52	$8.31
Total Return ++	(1.12)%	2.93%	(8.75)%	17.96%	7.03%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$209,794	$243,906	$272,200	$403,697	$255,316
Ratio of Expenses to Average Net Assets	1.09%+	1.08%+	1.06%+	1.04%+	1.04%+
Ratio of Net Investment Income to Average Net Assets	5.24%+	4.69%+	4.48%+	4.18%+	4.95%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.01%	0.01%
Portfolio Turnover Rate	37%	81%	88%	39%	52%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$7.90	$8.17	$9.46	$8.26	$8.10
Income (Loss) from Investment Operations:
Net Investment Income†	0.40	0.39	0.39	0.37	0.40
Net Realized and Unrealized Gain (Loss)	(0.48)	(0.13)	(1.22)	1.08	0.15
Total from Investment Operations	(0.08)	0.26	(0.83)	1.45	0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.42)	(0.47)	(0.35)	(0.25)	(0.30)
Net Realized Gain	—	(0.06)	(0.11)	—	(0.09)
Total Distributions	(0.42)	(0.53)	(0.46)	(0.25)	(0.39)
Net Asset Value, End of Period	$7.40	$7.90	$8.17	$9.46	$8.26
Total Return ++	(1.17)%	2.89%	(8.76)%	17.88%	6.88%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$18,270	$19,506	$20,540	$27,815	$30,852
Ratio of Expenses to Average Net Assets(1)	1.14%+	1.13%+	1.11%+	1.09%+	1.09%+
Ratio of Net Investment Income to Average Net Assets(1)	5.19%+	4.64%+	4.43%+	4.13%+	4.90%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.01%	0.01%
Portfolio Turnover Rate	37%	81%	88%	39%	52%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37%	1.43%	1.41%	1.40%	1.40%
Net Investment Income to Average Net Assets	4.96%	4.34%	4.13%	3.82%	4.59%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions,

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$21,505	$—	$21,505
Sovereign	—	196,896	—	196,896
Total Fixed Income Securities	—	218,401	—	218,401
Warrants	—	111	—	111
Short-Term Investments
Investment Company	25,009	—	—	25,009
Repurchase Agreements	—	3,264	—	3,264
Total Short-Term Investments	25,009	3,264	—	28,273
Futures Contract	10	—	—	10
Total Assets	$25,019	$221,776	$—	$246,795

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2015, the Portfolio did not have any open foreign currency forward exchange contracts.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$10	(a)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(3)
Interest Rate Risk	Futures Contracts	(138)
Total		$(141)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$5

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$20,643,000

7.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$24,488	(b)	$—	$24,488	(c)(d)	$0

(b)  Represents market value of loaned securities at period end.

(c)  The Portfolio received cash collateral of approximately $23,424,000, of which approximately $21,880,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2015, there was uninvested cash of approximately $1,544,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,638,000 in the form of U.S. Government agency securities and U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$2,824	$—	$—	$—	$2,824
Sovereign	20,600	—	—	—	20,600
Total	$23,424	$—	$—	$—	$23,424
Total Borrowings	$23,424	$—	$—	$—	$23,424
Gross amount of recognized liabilities for securities lending transactions					$23,424

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

further risk of loss in the event of a failure to complete the transaction by the counterparty.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2015, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.75% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.30% for Class I shares and 1.35% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: Effective May 1, 2015, the Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is inappropriate. For the year ended December 31, 2015, this waiver amounted to approximately $45,000.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $89,446,000 and $112,414,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2015,

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

advisory fees paid were reduced by approximately $4,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$22,361	$97,182	$94,534	$7	$25,009

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$13,414	$—	$15,626	$2,151

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$60	$(60)	$—

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$13,254	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused short term and long term capital losses of approximately $2,209,000 and $9,205,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 72.0%.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015) Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
1403676 EXP. 02.28.17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Emerging Markets Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
Director and Officer Information	25

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Emerging Markets Equity Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$853.40	$1,018.25	$6.45	$7.02	1.38%
Emerging Markets Equity Portfolio Class II	1,000.00	853.10	1,018.00	6.68	7.27	1.43

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –10.69%, net of fees, for Class I shares and –10.71%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed the Portfolio's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned –14.92%.

Factors Affecting Performance

•  Emerging markets equities underperformed in 2015, with the MSCI Emerging Markets Index returning –14.92% versus the MSCI World Index's flat return of –0.87%. Over the course of the year, markets grew increasingly concerned about China's slowing economy and waning liquidity with the Federal Reserve interest rate hike looming, both of which put downward pressure on global growth. While commodity prices declined, providing a windfall to the consumer, corporate profits hit multi-year lows. Markets that suffered the most in 2015 were commodity exporters such as Colombia, Peru, Brazil and South Africa. Political issues in Greece, Brazil, Turkey and Poland also weighed heavily on markets.

•  Positive contributors to the Fund's performance during the period included our stock selection in India, South Africa, China and Taiwan. Both an overweight allocation and stock selection in Eastern Europe added value, as did an underweight allocation and stock selection in Brazil. Additionally, a hedge on the Fund's euro exposure, managed using foreign exchange futures, was beneficial to performance.

•  Key detractors from performance included the Fund's position in Korea, where stock selection and an underweight allocation were unfavorable. Stock selection and a neutral allocation in both Colombia and Peru also hampered returns.

Management Strategies

•  Several factors are likely to contribute to continued market volatility for some time in 2016: comprehension of China's true economic growth trajectory, reaction to potential additional devaluation of China's currency, and further adjustment to the consequences of the U.S. Federal

Reserve's rate increase path. But we think emerging market equities are heading toward an eventual important turning point, even if precise timing is difficult to determine. It is well known that emerging market valuations in aggregate are attractive, trading at about a 30% discount to developed equities — not as deep as the 50% discount seen in the 1997-98 period, but below their 20-year average discount of over 20%.(i) But as a catalyst, we think what will drive emerging market equities at some point, perhaps later this year, is when the market focuses on economic growth inflections shifting in favor of emerging markets relative to developed markets. Historically, the best time to buy emerging markets, as an asset class, has been when their gross domestic product growth rates were increasing by more than those in developed countries. We believe strongly that there will be big differences among countries for both growth rates and equity performance. Country allocation will be critical to generating excess returns in this environment.

•  As we have for many years, we remain underweight in China and commodities-related plays such as Brazil and Russia in the portfolio. We still consider Central/Eastern Europe an attractive investment opportunity. After two recessions in five years, Western European growth is recovering and beginning to unleash a great deal of pent-up demand for goods and services which we believe could benefit Poland, the Czech Republic and Romania.

•  We also remain positive on the Philippines. In our view, the Philippines continues to deliver some of the most attractive well-rounded growth with the business process outsourcing sector performing well, keeping overall consumption fairly strong. Lower oil prices could provide a tailwind for consumption and help bring inflation down.

•  Our overweight position in India is tempered by its status as a market consensus favorite. While views on India's macro prospects are divided, we find select bottom-up stories attractive. In Mexico, economic growth is starting to turn around, as reflected in company earnings. Consumption is finally picking up and credit is at last beginning to grow, and it has among the lowest credit penetration levels of any emerging market country.

(i)  Source: FactSet and Morgan Stanley Invesmtent Management. Emerging markets and developed markets are represented by the MSCI Emerging Markets Net Index and MSCI World Index, respectively.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI Emerging Markets Net Index(1)

	Period Ended December 31, 2015
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–10.69%	–3.70%	3.41%	5.10%
MSCI Emerging Markets Net Index	–14.92	–4.81	3.61	5.05
Portfolio – Class II(4)	–10.71	–3.75	3.37	9.72
MSCI Emerging Markets Net Index	–14.92	–4.81	3.61	10.39

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (97.3%)
Austria (2.3%)
Erste Group Bank AG (a)	156,048	$4,877
Vienna Insurance Group AG Wiener Versicherung Gruppe	58,210	1,589
		6,466
Brazil (5.1%)
Banco Bradesco SA (Preference)	349,173	1,682
BRF SA	307,408	4,294
Itau Unibanco Holding SA (Preference)	399,452	2,610
MercadoLibre, Inc. (b)	18,365	2,100
Raia Drogasil SA	154,428	1,380
Telefonica Brasil SA (Preference)	104,800	946
Ultrapar Participacoes SA	82,902	1,266
		14,278
Chile (0.6%)
SACI Falabella	239,860	1,525
China (17.8%)
Alibaba Group Holding Ltd. ADR (a)(b)	12,100	983
Bank of China Ltd. H Shares (c)	11,567,000	5,120
China Construction Bank Corp. H Shares (c)	7,945,230	5,394
China Machinery Engineering Corp. H Shares (c)	810,000	590
China Mengniu Dairy Co., Ltd. (c)	582,000	941
China Mobile Ltd. (c)	584,000	6,545
China Overseas Land & Investment Ltd. (c)	592,000	2,056
China Pacific Insurance Group Co., Ltd. H Shares (c)	713,200	2,926
China Taiping Insurance Holdings Co., Ltd. (a)(c)	399,200	1,224
China Unicom Hong Kong Ltd. (c)	574,000	696
Chongqing Changan Automobile Co., Ltd. B Shares	294,400	646
CRCC High-Tech Equipment Corp., Ltd. H Shares (a)(c)	1,298,000	796
CSPC Pharmaceutical Group Ltd. (c)	880,000	895
Huadian Power International Corp., Ltd. H Shares (c)	1,136,000	737
JD.com, Inc. ADR (a)	56,099	1,810
NetEase, Inc. ADR	6,026	1,092
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares (c)	946,000	397
Shenzhen International Holdings Ltd. (c)	611,000	1,122
Shenzhou International Group Holdings Ltd. (c)	283,000	1,619
Sihuan Pharmaceutical Holdings Group Ltd. (c)(d)(e)	2,910,000	1,090
TAL Education Group ADR (a)	32,059	1,490
Tencent Holdings Ltd. (c)	552,200	10,772
Tsingtao Brewery Co., Ltd. H Shares (b)(c)	88,000	396
		49,337
Colombia (0.7%)
Cemex Latam Holdings SA (a)	199,002	646
Grupo de Inversiones Suramericana SA	73,156	820
Grupo de Inversiones Suramericana SA (Preference)	46,993	512
		1,978
	Shares	Value (000)
Czech Republic (1.1%)
Komercni Banka AS	15,848	$3,140
Egypt (0.5%)
Commercial International Bank Egypt SAE	287,313	1,394
Hong Kong (2.7%)
AIA Group Ltd.	519,600	3,096
Samsonite International SA	1,430,400	4,291
		7,387
India (10.4%)
Ashok Leyland Ltd.	2,686,074	3,548
Bharat Petroleum Corp., Ltd.	168,721	2,269
Glenmark Pharmaceuticals Ltd.	138,478	1,918
HDFC Bank Ltd.	148,775	2,998
Idea Cellular Ltd.	395,206	855
IndusInd Bank Ltd.	245,036	3,573
Larsen & Toubro Ltd.	102,583	1,967
Marico Ltd.	675,768	2,306
Maruti Suzuki India Ltd.	42,234	2,942
Shree Cement Ltd.	15,357	2,667
Shriram Transport Finance Co., Ltd.	211,682	2,738
Sun Pharmaceutical Industries Ltd.	84,468	1,041
		28,822
Indonesia (3.1%)
AKR Corporindo Tbk PT	1,653,600	856
Jasa Marga Persero Tbk PT	409,700	154
Kalbe Farma Tbk PT	11,711,900	1,111
Link Net Tbk PT (a)	3,562,000	1,023
Matahari Department Store Tbk PT	2,043,100	2,580
Surya Citra Media Tbk PT	3,952,500	885
United Tractors Tbk PT	373,700	454
XL Axiata Tbk PT (a)	5,297,400	1,397
		8,460
Korea, Republic of (13.0%)
Amorepacific Corp. (a)	7,915	2,780
Cosmax, Inc. (a)	6,909	1,075
Coway Co., Ltd. (a)	36,583	2,609
Hotel Shilla Co., Ltd. (a)(b)	25,178	1,647
Hyundai Development Co-Engineering & Construction (a)	15,658	511
KB Financial Group, Inc. (a)	61,712	1,734
Kia Motors Corp. (a)	48,914	2,179
Korea Aerospace Industries Ltd. (a)	17,062	1,127
LG Chem Ltd. (a)	6,310	1,743
LIG Nex1 Co., Ltd. (a)	7,916	690
NAVER Corp. (a)	3,693	2,057
Nexon Co., Ltd.	111,000	1,802
Samsung Electronics Co., Ltd.	9,002	9,613
Samsung Electronics Co., Ltd. (Preference)	4,432	4,102
SK Holdings Co., Ltd. (a)	9,053	1,840
SK Telecom Co., Ltd.	3,407	624
		36,133

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Malaysia (0.1%)
Astro Malaysia Holdings Bhd	253,900	$163
Mexico (6.9%)
Alfa SAB de CV	1,244,824	2,465
Cemex SAB de CV ADR (a)	583,953	3,253
El Puerto de Liverpool SAB de CV	105,251	1,287
Fomento Economico Mexicano SAB de CV ADR	65,686	6,066
Grupo Financiero Banorte SAB de CV Series O	678,377	3,732
Grupo Financiero Inbursa SAB de CV Series O	509,714	923
Mexichem SAB de CV	686,587	1,541
		19,267
Pakistan (1.1%)
Lucky Cement Ltd.	280,100	1,316
United Bank Ltd.	1,207,700	1,788
		3,104
Panama (0.2%)
Copa Holdings SA, Class A (b)	12,790	617
Peru (0.9%)
Credicorp Ltd.	26,316	2,561
Philippines (4.2%)
BDO Unibank, Inc.	535,600	1,191
DMCI Holdings, Inc.	4,273,650	1,250
International Container Terminal Services, Inc.	533,810	796
LT Group, Inc.	4,232,300	1,326
Metro Pacific Investments Corp.	17,016,400	1,877
Metropolitan Bank & Trust Co.	1,429,795	2,446
SM Investments Corp.	147,358	2,699
		11,585
Poland (3.7%)
Bank Pekao SA	44,823	1,634
CCC SA	41,789	1,471
Eurocash SA	96,269	1,186
Jeronimo Martins SGPS SA	164,804	2,141
LPP SA	690	975
PKP Cargo SA	71,351	1,244
Polski Koncern Naftowy Orlen SA	86,614	1,488
		10,139
Russia (2.0%)
Mail.ru Group Ltd. GDR (a)	95,101	2,138
X5 Retail Group N.V. GDR (a)	78,601	1,490
Yandex N.V., Class A (a)	120,593	1,896
		5,524
South Africa (6.4%)
Life Healthcare Group Holdings Ltd.	601,253	1,358
Mondi PLC	139,054	2,763
MTN Group Ltd.	217,332	1,863
Naspers Ltd., Class N	37,881	5,179
Sasol Ltd.	69,382	1,869
Steinhoff International Holdings	509,831	2,588
Vodacom Group Ltd.	229,654	2,261
		17,881
	Shares	Value (000)
Taiwan (10.5%)
Advanced Semiconductor Engineering, Inc.	1,979,000	$2,262
Advanced Semiconductor Engineering, Inc. ADR	20,213	115
Catcher Technology Co., Ltd.	258,000	2,160
Chailease Holding Co., Ltd.	912,941	1,568
Delta Electronics, Inc.	367,326	1,724
Eclat Textile Co., Ltd.	139,444	1,920
Formosa Plastics Corp.	319,000	745
Fubon Financial Holding Co., Ltd.	1,289,830	1,753
Hermes Microvision, Inc.	15,729	569
Hon Hai Precision Industry Co., Ltd.	1,411,150	3,452
PChome Online, Inc.	75,000	746
Pegatron Corp.	765,000	1,663
Taiwan Mobile Co., Ltd.	356,000	1,082
Taiwan Semiconductor Manufacturing Co., Ltd.	1,617,000	6,978
Uni-President Enterprises Corp.	1,469,965	2,449
		29,186
Thailand (2.3%)
Advanced Info Service PCL (Foreign)	359,500	1,507
DKSH Holding AG (b)	30,270	1,898
Land and Houses PCL (Foreign)	3,894,260	1,019
Minor International PCL (Foreign)	1,468,030	1,467
Total Access Communication PCL (Foreign)	341,800	283
Total Access Communication PCL NVDR	137,000	113
		6,287
Turkey (1.0%)
Arcelik AS	287,726	1,377
Ulker Biskuvi Sanayi AS	220,077	1,328
		2,705
United States (0.7%)
Yum! Brands, Inc.	24,990	1,826
Total Common Stocks (Cost $254,411)		269,765
Investment Company (0.5%)
Thailand (0.5%)
BTS Rail Mass Transit Growth Infrastructure Fund (Foreign) (Units) (f) (Cost $1,850)	5,027,092	1,423
	No. of Rights
Right (0.0%)
Brazil (0.0%)
Banco Bradesco (a) (Cost $—)	11,438	6
	Shares
Short-Term Investments (3.6%)
Securities held as Collateral on Loaned Securities (1.5%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	3,615,101	3,615

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $211; fully collateralized by a U.S. Government obligation; 1.38% due 2/29/20; valued at $216)	$211	$211
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $423; fully collateralized by a U.S. Government agency security; 3.50% due 3/20/45; valued at $431)	423	423
		634
Total Securities held as Collateral on Loaned Securities (Cost $4,249)		4,249
	Shares
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $5,802)	5,802,214	5,802
Total Short-Term Investments (Cost $10,051)		10,051
Total Investments (101.4%) (Cost $266,312) Including $5,377 of Securities Loaned (g)(h)(i)		281,245
Liabilities in Excess of Other Assets (-1.4%)		(3,888)
Net Assets (100.0%)		$277,357

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015.

(c)  Security trades on the Hong Kong exchange.

(d)  Security has been deemed illiquid at December 31, 2015.

(e)  At December 31, 2015, the Portfolio held a fair valued security valued at approximately $1,090,000, representing 0.4% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(g)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(h)  The approximate fair value and percentage of net assets, $231,534,000 and 83.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(i)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $268,953,000. The aggregate gross unrealized appreciation is approximately $44,747,000 and the aggregate gross unrealized depreciation is approximately $32,455,000 resulting in net unrealized appreciation of approximately $12,292,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Foreign Currency Forward Exchange Contract:

The Portfolio had the following foreign currency forward exchange contract open at December 31, 2015:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (000)
UBS AG	EUR	7,169	$7,835	1/21/16	$41

EUR   — Euro

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	63.4%
Banks	16.9
Internet Software & Services	7.9
Tech Hardware, Storage & Peripherals	6.3
Wireless Telecommunication Services	5.5
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized appreciation of approximately $41,000.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $256,895)	$271,828
Investment in Security of Affiliated Issuer, at Value (Cost $9,417)	9,417
Total Investments in Securities, at Value (Cost $266,312)	281,245
Foreign Currency, at Value (Cost $895)	897
Cash	300
Receivable for Portfolio Shares Sold	391
Dividends Receivable	169
Receivable for Investments Sold	63
Tax Reclaim Receivable	44
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	41
Receivable from Affiliate	2
Other Assets	28
Total Assets	283,180
Liabilities:
Collateral on Securities Loaned, at Value	4,549
Payable for Advisory Fees	632
Payable for Investments Purchased	212
Payable for Servicing Fees	119
Payable for Custodian Fees	113
Payable for Portfolio Shares Redeemed	91
Payable for Administration Fees	19
Payable for Professional Fees	14
Payable for Directors' Fees and Expenses	4
Payable for Transfer Agency Fees	3
Deferred Capital Gain Country Tax	3
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	63
Total Liabilities	5,823
NET ASSETS	$277,357
Net Assets Consist of:
Paid-in-Capital	$303,658
Accumulated Undistributed Net Investment Income	33
Accumulated Net Realized Loss	(41,300)
Unrealized Appreciation (Depreciation) on:
Investments	14,933
Foreign Currency Forward Exchange Contract	41
Foreign Currency Translations	(8)
Net Assets	$277,357
CLASS I:
Net Assets	$204,032
Net Asset Value, Offering and Redemption Price Per Share Applicable to 16,471,503 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.39
CLASS II:
Net Assets	$73,325
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,939,503 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.35
(1) Including:
Securities on Loan, at Value:	$5,377
The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $898 of Foreign Taxes Withheld)	$6,374
Income from Securities Loaned — Net	45
Dividends from Security of Affiliated Issuer (Note H)	12
Total Investment Income	6,431
Expenses:
Advisory Fees (Note B)	3,908
Administration Fees (Note C)	468
Custodian Fees (Note G)	462
Servicing Fees (Note D)	332
Distribution Fees — Class II Shares (Note E)	241
Professional Fees	132
Shareholder Reporting Fees	62
Transfer Agency Fees (Note F)	16
Pricing Fees	13
Directors' Fees and Expenses	9
Other Expenses	14
Total Expenses	5,657
Waiver of Advisory Fees (Note B)	(778)
Distribution Fees — Class II Shares Waived (Note E)	(199)
Rebate from Morgan Stanley Affiliate (Note H)	(7)
Net Expenses	4,673
Net Investment Income	1,758
Realized Gain (Loss):
Investments Sold (Net of $49 of Capital Gain Country Tax)	(16,206)
Foreign Currency Forward Exchange Contracts	649
Foreign Currency Transactions	(800)
Net Realized Loss	(16,357)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $764)	(17,373)
Foreign Currency Forward Exchange Contracts	(292)
Foreign Currency Translations	59
Net Change in Unrealized Appreciation (Depreciation)	(17,606)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(33,963)
Net Decrease in Net Assets Resulting from Operations	$(32,205)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,758	$1,972
Net Realized Gain (Loss)	(16,357)	10,971
Net Change in Unrealized Appreciation (Depreciation)	(17,606)	(30,778)
Net Decrease in Net Assets Resulting from Operations	(32,205)	(17,835)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,943)	(1,070)
Class II:
Net Investment Income	(640)	(333)
Total Distributions	(2,583)	(1,403)
Capital Share Transactions:(1)
Class I:
Subscribed	20,395	56,790
Distributions Reinvested	1,943	1,070
Redeemed	(61,193)	(45,908)
Class II:
Subscribed	14,995	26,250
Distributions Reinvested	640	333
Redeemed	(20,690)	(36,342)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(43,910)	2,193
Total Decrease in Net Assets	(78,698)	(17,045)
Net Assets:
Beginning of Period	356,055	373,100
End of Period (Including Accumulated Undistributed Net Investment Income of $33 and $810)	$277,357	$356,055
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,462	3,774
Shares Issued on Distributions Reinvested	133	69
Shares Redeemed	(4,308)	(3,120)
Net Increase (Decrease) in Class I Shares Outstanding	(2,713)	723
Class II:
Shares Subscribed	1,082	1,771
Shares Issued on Distributions Reinvested	44	21
Shares Redeemed	(1,500)	(2,431)
Net Decrease in Class II Shares Outstanding	(374)	(639)

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.98		$14.69	$15.03	$12.53	$15.38
Income (Loss) from Investment Operations:
Net Investment Income†	0.08		0.08	0.08	0.08	0.11
Net Realized and Unrealized Gain (Loss)	(1.56)		(0.73)	(0.24)	2.42	(2.90)
Total from Investment Operations	(1.48)		(0.65)	(0.16)	2.50	(2.79)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.06)	(0.18)	—	(0.06)
Net Asset Value, End of Period	$12.39		$13.98	$14.69	$15.03	$12.53
Total Return ++	(10.69)%		(4.49)%	(1.02)%	19.95%	(18.22)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$204,032		$268,121	$271,285	$302,315	$423,692
Ratio of Expenses to Average Net Assets(1)	1.40	%+^^	1.42%+^	1.41%+^	1.44%+^	1.56%+^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A	1.44%+	N/A
Ratio of Net Investment Income to Average Net Assets(1)	0.55	%+	0.53%+	0.57%+	0.56%+	0.80%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01%	0.01%	0.01%
Portfolio Turnover Rate	38%		45%	48%	46%	57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.64%		1.70%	1.71%	1.65%	1.60%
Net Investment Income to Average Net Assets	0.31%		0.25%	0.27%	0.35%	0.76%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.55% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.60% for Class I shares.

^^  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.42% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013	2012		2011
Net Asset Value, Beginning of Period	$13.93		$14.64	$14.98	$12.50		$15.34
Income (Loss) from Investment Operations:
Net Investment Income†	0.07		0.07	0.08	0.07		0.11
Net Realized and Unrealized Gain (Loss)	(1.55)		(0.73)	(0.25)	2.41		(2.90)
Total from Investment Operations	(1.48)		(0.66)	(0.17)	2.48		(2.79)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.05)	(0.17)	—		(0.05)
Net Asset Value, End of Period	$12.35		$13.93	$14.64	$14.98		$12.50
Total Return ++	(10.71)%		(4.55)%	(1.10)%	19.84%		(18.24)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$73,325		$87,934	$101,815	$124,551		$360,059
Ratio of Expenses to Average Net Assets(1)	1.45	%+^^	1.47%+^	1.46%+^	1.49	%+^	1.61%+^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A	1.49	%+	N/A
Ratio of Net Investment Income to Average Net Assets(1)	0.50	%+	0.48%+	0.52%+	0.51	%+	0.75%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01%	0.01%		0.01%
Portfolio Turnover Rate	38%		45%	48%	46%		57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.92%		2.05%	2.06%	2.00%		1.95%
Net Investment Income (Loss) to Average Net Assets	0.03%		(0.10)%	(0.08)%	(0.00	)%§	0.41%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.47% for Class II shares. Prior to March 1, 2012, the maximum ratio was 1.60% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.65% for Class II shares.

^^  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class II shares. Prior to September 30, 2015, the maximum ratio was 1.47% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$1,817	$—	$1,817
Airlines	617	—	—	617
Automobiles	—	5,767	—	5,767
Banks	7,216	39,581	—	46,797
Beverages	6,066	396	—	6,462
Chemicals	1,541	2,488	—	4,029
Construction & Engineering	—	3,068	—	3,068
Construction Materials	3,253	4,629	—	7,882
Consumer Finance	—	2,738	—	2,738
Diversified Consumer Services	1,490	—	—	1,490
Diversified Financial Services	—	6,530	—	6,530
Diversified Telecommunication Services	—	4,062	—	4,062
Electronic Equipment, Instruments & Components	—	5,176	—	5,176
Food & Staples Retailing	—	6,197	—	6,197
Food Products	—	9,012	—	9,012
Health Care Providers & Services	—	1,358	—	1,358
Hotels, Restaurants & Leisure	1,826	1,864	—	3,690
Household Durables	2,588	3,986	—	6,574

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Independent Power Producers & Energy Traders	$—	$737	$—	$737
Industrial Conglomerates	2,465	7,115	—	9,580
Insurance	—	8,835	—	8,835
Internet & Catalog Retail	1,810	—	—	1,810
Internet Software & Services	6,071	15,713	—	21,784
Machinery	796	4,002	—	4,798
Media	—	6,227	—	6,227
Multi-line Retail	1,287	4,105	—	5,392
Oil, Gas & Consumable Fuels	—	6,892	—	6,892
Paper & Forest Products	—	2,763	—	2,763
Personal Products	—	6,161	—	6,161
Pharmaceuticals	—	4,965	1,090	6,055
Professional Services	—	1,898	—	1,898
Real Estate Management & Development	—	3,075	—	3,075
Road & Rail	—	1,244	—	1,244
Semiconductors & Semiconductor Equipment	115	9,809	—	9,924
Software	—	1,802	—	1,802
Specialty Retail	—	1,647	—	1,647
Tech Hardware, Storage & Peripherals	—	17,538	—	17,538
Textiles, Apparel & Luxury Goods	—	10,276	—	10,276
Trading Companies & Distributors	—	856	—	856
Transportation Infrastructure	—	2,072	—	2,072
Wireless Telecommunication Services	—	15,133	—	15,133
Total Common Stocks	37,141	231,534	1,090	269,765
Investment Company	—	1,423	—	1,423
Right	—	6	—	6
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$9,417	$—	$—	$9,417
Repurchase Agreements	—	634	—	634
Total Short-Term Investments	9,417	634	—	10,051
Foreign Currency Forward Exchange Contract	—	41	—	41
Total Assets	$46,558	$233,638	$1,090	$281,286

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $1,090,000 transferred from Level 2 to Level 3. Securities that were valued using other significant observable inputs at December 31, 2014 were valued using significant unobservable inputs at December 31, 2015. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

  Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	1,090
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$1,090
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$—

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

  The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Pharmaceuticals
Common Stock	$1,090	Market Transaction Method	Precedent Transaction	$0.23		$0.23		$0.23		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		16.5%		16.5%		Decrease
			Long-Term Growth Rate	2.0%		3.0%		2.5%		Increase
		Market Comparable Companies	Enterprise Value/ EBITDA	11.5	x	15.8	x	11.5	x	Increase
			Discount for Lack of Marketability/Company Specific Risk	30.0%		30.0%		30.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$41

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contract	$649
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contract	$(292)

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$41	$—

(a)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$41	$—	$—	$41

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$14,623,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$5,377	(b)	$—	$(5,377	)(c)(d)	$0

(b)  Represents market value of loaned securities at period end.

(c)  The Portfolio received cash collateral of approximately $4,549,000, of which approximately $4,249,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2015, there was uninvested cash of approximately $300,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,010,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d)  The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$4,549	$—	$—	$—	$4,549
Total Borrowings	$4,549	$—	$—	$—	$4,549
Gross amount of recognized liabilities for securities lending transactions					$4,549

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an

Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over 2.5 billion
1.25%	1.20%	1.15%	1.00%

Effective September 30, 2015, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.95%	0.85%	0.80%	0.75%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.95% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.42% for Class I shares and 1.47% for Class II shares. Effective September 30, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.35% for Class I shares and 1.40% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $778,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: Effective May 1, 2015, the Fund accrues daily and paid quarterly a servicing fee of up to 0.17%

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2015, this waiver amounted to approximately $199,000.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $121,099,000 and $159,667,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$26,435	$69,085	$86,103	$12	$9,417

During the year ended December 31, 2015, the Portfolio incurred approximately $9,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,583	$—	$1,403	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies and foreign capital gain tax, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$48	$(48)	$—

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,267	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused short term and long term capital losses of approximately $10,652,000 and $5,793,000, respectively, that do not have an expiration date.

In addition, at December 31, 2015, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$23,383	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 46.9%.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders 1.57% of the dividends qualified for the dividends received deduction.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $2,582,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $889,000 and has derived net income from sources within foreign countries amounting to approximately $7,272,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015) Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
1403691 EXP. 02.28.17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Franchise Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Federal Tax Notice	17
Director and Officer Information	18

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Global Franchise Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$1,026.80	$1,019.16	$6.13	$6.11	1.20%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

Global Franchise Portfolio

The Portfolio seeks long term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things resilient business franchises and growth potential.

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.20%, net of fees, for Class II shares. The Portfolio's Class II shares outperformed the Portfolio's benchmark, the MSCI World Index (the "Index"), which returned –0.87%.

Factors Affecting Performance

•  After stocks looked into the void in September, the fourth quarter of 2015 started with a strong rally in October, followed by a relatively uneventful November and then fell again in December. After all was said and done, the Index ended the year down 0.9% in U.S. dollar (USD) terms (+2.1% in local currency) as a strong U.S. dollar continued to impact local market returns and fears of a China slowdown continued to add to volatility.

•  In 2015, notable developed market laggards were the countries most exposed to the commodity complex: Canada (–24.2% in USD), Norway (–15.0%) and Australia (–10.0%). Some of the best performers were Denmark (+23.4%), Ireland (+16.5%) and Belgium (+12.1%). Benefiting from additional quantitative easing, Japan delivered decent performance, up 9.6% for the year; however, the eurozone (–2.8%) and the UK (–7.6%) underperformed. The U.S. was modestly up over the full year (+0.7%). Turning to developing markets, the MSCI Emerging Markets Index was down 15% for the year, with Greece (–61%) and Latin America (–31%) inflicting much of the damage. China ended the year down 7.8%, and Russia eased back into positive territory, up 4.2%.(i) (All country and regional performance is represented by the respective MSCI index in U.S. dollar terms.)

•  On a sector basis, for the year, the Index was led by health care (+6.6%), consumer staples (+6.4%) and consumer discretionary (+5.5%), while energy (–22.8%), materials (–15.3%) and utilities (–6.6%) were the biggest laggards.

•  The Portfolio outperformed the Index significantly for the year thanks to both sector allocation and stock selection. Sector allocation was very strong as the major overweight in consumer staples and zero weights in energy, materials and utilities all helped, although the underweight in health care was a bit of a drag on performance. For stock selection, outperformance in information technology and consumer staples comfortably outweighed the underperformance in consumer discretionary.

•  Top absolute contributors to the Portfolio's performance for the year were Microsoft, Reckitt Benckiser and Mondelez International. Top absolute detractors for the period were Time Warner, Twenty-First Century Fox, and Procter & Gamble.(ii)

Management Strategies

•  This time last year we identified a litany of problems facing equity markets ranging from high valuations and earnings risk, to emerging markets malaise, to an underlying, likely destructive, tide of disinflation or outright deflation that showed few signs of abating. Suffice it to say that none of these issues have gone away. Rather, existing problems have intensified, new ones have emerged, and there are few hiding places across increasingly correlated asset classes.

•  This difficult macro outlook and the gathering deflationary clouds are hardly a propitious backdrop for us as bottom-up stock pickers, as they present an increasingly difficult outlook for the companies we invest in — or hope to invest in. We are, of course, used to uncertainty, and this uncertainty is not in itself problematic, provided one is given a good margin of relative safety on valuation to hold an existing stock or invest in a new stock idea.

•  For the Portfolio's existing holdings, we are not generally overly concerned about what we consider our highest-quality stocks, such as those in the consumer staples sector, where the investment proposition amounts to seeking to own quality companies at fair prices, albeit with some concerns such as emerging markets exposure.

•  As for new opportunities generally, the pickings are slim. We continue to concentrate on what we consider the higher-quality stocks in the higher-quality sectors, which combine steady if moderate top-line growth through recurring revenues, sustainable high margins through pricing power, and the ability to generate cash through high returns on unlevered capital. While not offering a perfect defense against any general market de-rating in the short-term, we believe these companies could continue to compound their earnings steadily, while throwing off cash, which could mitigate the impact of any de-rating in the medium-term. Overall for now, our approach continues to be not to blow the lights out, but just to keep the lights burning.

(i)  Country and sector performance data from FactSet.

(ii)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the MSCI World Index(1)

	Period Ended December 31, 2015
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	6.20%	10.86%	8.90%	10.78%
MSCI World Index	–0.87	7.59	4.98	7.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.6%)
France (8.7%)
L'Oreal SA	7,661	$1,289
Pernod Ricard SA	10,750	1,222
Publicis Groupe SA	7,498	497
Sanofi	11,061	944
		3,952
Germany (2.2%)
SAP SE	12,857	1,024
Italy (0.8%)
Davide Campari-Milano SpA	43,930	378
Japan (2.4%)
Japan Tobacco, Inc.	30,200	1,109
Netherlands (0.6%)
RELX N.V.	15,064	253
Switzerland (8.1%)
Nestle SA (Registered)	49,815	3,693
United Kingdom (23.2%)
British American Tobacco PLC	62,363	3,463
Experian PLC	50,472	892
Reckitt Benckiser Group PLC	35,927	3,307
RELX PLC	13,819	242
Unilever PLC	62,746	2,687
		10,591
United States (52.6%)
3M Co.	3,102	467
Accenture PLC, Class A	20,471	2,139
Altria Group, Inc.	37,982	2,211
Automatic Data Processing, Inc.	10,047	851
Intuit, Inc.	5,683	548
Microsoft Corp.	72,363	4,015
Mondelez International, Inc., Class A	48,005	2,153
Moody's Corp.	4,568	458
NIKE, Inc., Class B	12,072	755
Philip Morris International, Inc.	13,504	1,187
Reynolds American, Inc.	48,039	2,217
Time Warner, Inc.	22,720	1,469
Twenty-First Century Fox, Inc., Class A	32,873	893
Twenty-First Century Fox, Inc., Class B	40,168	1,094
Visa, Inc., Class A	25,313	1,963
Walt Disney Co. (The)	15,272	1,605
		24,025
Total Common Stocks (Cost $30,114)		45,025
	Shares	Value (000)
Short-Term Investment (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $567)	566,518	$567
Total Investments (99.8%) (Cost $30,681) (a)(b)		45,592
Other Assets in Excess of Liabilities (0.2%)		81
Net Assets (100.0%)		$45,673

(a)  The approximate fair value and percentage of net assets, $21,000,000 and 46.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(b)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $30,757,000. The aggregate gross unrealized appreciation is approximately $15,529,000 and the aggregate gross unrealized depreciation is approximately $694,000 resulting in net unrealized appreciation of approximately $14,835,000.

Portfolio Composition

Classification	Percentage of Total Investments
Tobacco	22.3%
Media	13.3
Food Products	12.8
Other*	12.5
Software	12.3
Information Technology Services	10.9
Personal Products	8.7
Household Products	7.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $30,114)	$45,025
Investment in Security of Affiliated Issuer, at Value (Cost $567)	567
Total Investments in Securities, at Value (Cost $30,681)	45,592
Foreign Currency, at Value (Cost —@)	—	@
Dividends Receivable	100
Tax Reclaim Receivable	75
Receivable for Portfolio Shares Sold	6
Receivable from Affiliate	—	@
Other Assets	7
Total Assets	45,780
Liabilities:
Payable for Advisory Fees	35
Payable for Servicing Fees	21
Payable for Custodian Fees	14
Payable for Professional Fees	12
Payable for Distribution Fees — Class II Shares	10
Payable for Administration Fees	3
Payable for Portfolio Shares Redeemed	1
Payable for Transfer Agency Fees	1
Other Liabilities	10
Total Liabilities	107
NET ASSETS	$45,673
Net Assets Consist of:
Paid-in-Capital	$24,452
Accumulated Undistributed Net Investment Income	608
Accumulated Undistributed Net Realized Gain	5,708
Unrealized Appreciation (Depreciation) on:
Investments	14,911
Foreign Currency Translations	(6)
Net Assets	$45,673
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,257,984 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.02

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $43 of Foreign Taxes Withheld)	$1,222
Dividends from Security of Affiliated Issuer (Note H)	— @
Total Investment Income	1,222
Expenses:
Advisory Fees (Note B)	400
Distribution Fees — Class II Shares (Note E)	142
Professional Fees	84
Administration Fees (Note C)	69
Custodian Fees (Note G)	52
Servicing Fees (Note D)	45
Shareholder Reporting Fees	13
Pricing Fees	5
Transfer Agency Fees (Note F)	4
Directors' Fees and Expenses	1
Other Expenses	12
Total Expenses	827
Waiver of Advisory Fees (Note B)	(175)
Distribution Fees — Class II Shares Waived (Note E)	(51)
Rebate from Morgan Stanley Affiliate (Note H)	(— @)
Net Expenses	601
Net Investment Income	621
Realized Gain (Loss):
Investments Sold	5,785
Foreign Currency Transactions	(11)
Net Realized Gain	5,774
Change in Unrealized Appreciation (Depreciation):
Investments	(3,297)
Foreign Currency Translations	4
Net Change in Unrealized Appreciation (Depreciation)	(3,293)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,481
Net Increase in Net Assets Resulting from Operations	$3,102

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$621	$1,031
Net Realized Gain	5,774	7,696
Net Change in Unrealized Appreciation (Depreciation)	(3,293)	(6,097)
Net Increase in Net Assets Resulting from Operations	3,102	2,630
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(1,019)	(1,225)
Net Realized Gain	(7,707)	(8,682)
Total Distributions	(8,726)	(9,907)
Capital Share Transactions:(1)
Class II:
Subscribed	871	887
Distributions Reinvested	8,726	9,907
Redeemed	(11,647)	(17,379)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,050)	(6,585)
Total Decrease in Net Assets	(7,674)	(13,862)
Net Assets:
Beginning of Period	53,347	67,209
End of Period (Including Accumulated Undistributed Net Investment Income of $608 and $1,017)	$45,673	$53,347
(1) Capital Share Transactions:
Class II:
Shares Subscribed	60	49
Shares Issued on Distributions Reinvested	634	609
Shares Redeemed	(762)	(1,002)
Net Decrease in Class II Shares Outstanding	(68)	(344)

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.04	$18.31	$17.26	$15.78	$14.93
Income from Investment Operations:
Net Investment Income†	0.19	0.30	0.25	0.38	0.30
Net Realized and Unrealized Gain	0.76	0.57	2.93	2.04	1.08
Total from Investment Operations	0.95	0.87	3.18	2.42	1.38
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.39)	(0.50)	(0.38)	(0.53)
Net Realized Gain	(2.62)	(2.75)	(1.63)	(0.56)	—
Total Distributions	(2.97)	(3.14)	(2.13)	(0.94)	(0.53)
Net Asset Value, End of Period	$14.02	$16.04	$18.31	$17.26	$15.78
Total Return ++	6.20%	4.51%	19.66%	15.59%	9.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$45,673	$53,347	$67,209	$74,190	$83,564
Ratio of Expenses to Average Net Assets(1)	1.20%+	1.20%+	1.20%+	1.20%+	1.20%+
Ratio of Net Investment Income to Average Net Assets(1)	1.25%+	1.73%+	1.66%+	2.27%+	1.91%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	26%	20%	17%	21%	19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.65%	1.66%	1.63%	1.57%	1.54%
Net Investment Income to Average Net Assets	0.80%	1.27%	1.23%	1.90%	1.57%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that they believe have, among other things, resilient business franchises and growth potential. The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective as of close of business on November 29, 2013, the Portfolio suspended the offering of its shares to new investors and continued to offer its shares to existing shareholders. On February 27, 2015, the Fund recommenced offering Class II shares of the Portfolio.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$1,600	$—	$1,600
Diversified Financial Services	458	—	—	458
Food Products	2,153	3,693	—	5,846
Household Products	—	3,307	—	3,307
Industrial Conglomerates	467	—	—	467
Information Technology Services	4,953	—	—	4,953
Media	5,061	992	—	6,053
Personal Products	—	3,976	—	3,976
Pharmaceuticals	—	944	—	944
Professional Services	—	892	—	892
Software	4,563	1,024	—	5,587
Textiles, Apparel & Luxury Goods	755	—	—	755
Tobacco	5,615	4,572	—	10,187
Total Common Stocks	24,025	21,000	—	45,025
Short-Term Investment
Investment Company	567	—	—	567
Total Assets	$24,592	$21,000	$—	$45,592

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.45% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $175,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-

Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: Effective May 1, 2015, the Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2015, this waiver amounted to approximately $51,000. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor will no longer waive a portion of the distribution fees that it may receive.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $12,790,000 and $22,668,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2015 (000)
$971	$10,302	$10,706	$—	@	$567

@  Amount is less than $500.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,088	$7,638	$1,365	$8,542

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(11)	$11	$—

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$612	$5,783

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 88.1%.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders 40.03% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $7,638,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2015.

The Portfolio intends to pass through foreign tax credits of approximately $44,000 and has derived net income from sources within foreign countries amounting to approximately $802,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Board and Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
1403721 EXP. 02.28.17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Global Real Estate Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$1,008.70	$1,018.15	$7.09	$7.12	1.40%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

Global Real Estate Portfolio

The Portfolio seeks to provide current income and capital appreciation. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers") seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –1.42%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed the Portfolio's benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned –0.11%, and underperformed the MSCI World Index, which returned –0.87%.

Factors Affecting Performance

•  The global real estate securities market was basically flat, returning –0.11% during the 12-month period ending December 31, 2015, as measured by the Index. Europe was the best-performing region in the year, North America also significantly outperformed the global average, and Asia meaningfully underperformed the global average.

•  During the year, property stocks have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. Share prices also appeared to fluctuate alongside various macro concerns including expectations for higher interest rates going forward and global economic growth concerns, with a particular focus on China's economic slowdown.

•  Performance within the Asian regional portfolio outperformed the Index, the European portfolio was relatively neutral, and the North American portfolio detracted. Top-down global allocation detracted from relative performance due to the overweight to the Asian regional portfolio and underweight to the European portfolio. In Asia, the Portfolio benefited from stock selection in Hong Kong and Hong Kong-listed China real estate operating companies (REOCs), and the underweight to and stock selection within Singapore; this was partially offset by the negative influence of its overweight to Hong Kong and underweight to Australia. In Europe, the Portfolio benefited from stock selection in Germany and the U.K.; this was partially offset by the overweight to Norway and stock selection in Sweden and Austria, which detracted. In the U.S., the Portfolio benefited from the overweight to the apartment sector, underweight to health care sector and stock selection within and the underweight to the net lease sector. The underweight to Canada also contributed to relative performance. This was offset by relative weakness from the overweight to and stock selection within the hotel sector, and stock selection in the apartment sector.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (North America, Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2015, the Portfolio was overweight in the Asian and North American listed property sectors, and underweight in the European listed property sector.

•  In Asia, the Hong Kong REOCs continue to represent the most significant overweight in the global portfolio, as we believe the stocks offer highly attractive value given the wide discrepancy between public and private valuations, and relative to other public listed property markets. The companies traded at an average 46% discount to net asset values (NAVs) — their underlying private real estate value — at the end of the period, which represented the widest discount on a global basis, and we believe share prices substantially discount the various risks that could potentially impact operating fundamentals and asset values in the private market and ignored strong transactional evidence in the office market.(i) The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. Sentiment continues to be a significant driver of share price movements and investor sentiment remained cautious due to macro concerns regarding China. The Japan REOCs traded at an average 20% discount to NAVs. Share prices do not fully

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

reflect strong transactional evidence in the private market. In wide contrast, the Japan real estate investment trusts (J-REITs) continued to trade at a significant premium of 22% — the widest premium on a global basis — driven by purchases by the Bank of Japan and domestic investor attraction to the positive spread between J-REIT dividend yields relative to the 10-year Japanese government bond yield. It is notable that the asset portfolios of the major Japan REOCs, which are largely comprised of prime office assets in Central Tokyo, may benefit from stronger operating fundamentals as compared to the generally lower-quality and diverse asset portfolios of the J-REITs. As a result, we believe the valuations for the Japan REOCs are far more attractive relative to the prevailing valuations for the J-REITs and we remain overweight to the REOCs and underweight in the REITs within Japan. Finally, it is notable current NAVs are based on cash flows that are near cyclical lows and continued improvements in occupancy levels have led to greater enthusiasm for rental growth. The Portfolio was underweight in Australia and the Singapore REITs on relative valuation.

•  In Europe, property stocks in the U.K. ended the period trading at a 6% discount to reported NAVs (with the large-cap U.K. Majors trading at a 15% discount to NAVs) and property stocks on the Continent ended the period trading at an average 16% premium to reported NAVs. As rental growth remains modest in most markets on the Continent, current premiums reflect continued yield compression following the start of quantitative easing. In the U.K., the pace of NAV growth is expected to decelerate going forward as the contribution from yield compression diminishes and rental growth takes over as the main driver of capital value growth. Moreover, we believe the U.K. companies are poised to benefit from better economic prospects and have stronger balance sheets, lower leverage ratios and longer average debt maturities than companies on the Continent. As a result, given share price premiums and weaker growth prospects the Continent remains less attractive relative to the U.K., in particular the U.K. Majors, and within Europe we remain overweight in the U.K. Majors and underweight in the Continent.

•  Values for high-quality assets in the U.S. have fully recovered and are now, on average, approximately 20% in excess of their all-time peak levels achieved in 2007.(ii) Based on these asset values, share price valuations ended the period on average at par to NAVs. We see attractive value in many of the property sectors with hotels, primary central business district (CBD) office and malls trading at the widest discounts to NAVs. However, there is a disparity in valuations with most property sectors at discounts to NAVs but finance-company/dividend-oriented stocks (health care, net lease) and the storage sector trading at significant premiums to NAVs. Within the U.S., our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of primary CBD office assets, high-quality malls, upscale hotels, apartments, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of health care, net lease, and secondary CBD/suburban office assets.

•  Investment values for prime real estate assets have continued to improve due to investors' widespread acceptance of low expected returns from real estate in today's low return environment, coupled with continued credit availability and low borrowing rates. Very strong capital flows to the property sector have driven asset pricing to all-time highs in most prime markets. In Western markets, valuations for prime assets have largely recovered back to or in excess of peak levels achieved in 2007. In Asian markets, Hong Kong has witnessed improvements in asset values primarily due to improved cash flows (as cap rate compression has not been as pervasive), whereas in Tokyo improvements have largely been due to cap rate compression with a modest recovery in fundamentals. In Australia, despite weak operating fundamentals, there has been continued strong investor demand for commercial assets.

(i)  Source for all valuations data, unless otherwise noted: Morgan Stanley Investment Management, as of ending date December 31, 2015

(ii)  Source: Morgan Stanley Investment Management and Green Street Advisors, Inc., as of ending date December 31, 2015

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

*  Commenced operations on April 28, 2006.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index – Net Total Return to U.S. Investors(1) and the MSCI World Index(2)

	Period Ended December 31, 2015
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class II(4)	–1.42%	6.11%	—	3.98%
FTSE EPRA/NAREIT Developed Real Estate Index – Net Total Return to U.S. Investors	–0.11	7.73	—	3.93
MSCI World Index	–0.87	7.59	—	4.13

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the developed world. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.6%)
Australia (4.9%)
Dexus Property Group REIT	47,379	$257
Goodman Group REIT	146,060	661
GPT Group REIT	140,058	484
Investa Office Fund REIT	31,603	92
Mirvac Group REIT	211,210	302
Scentre Group REIT	391,306	1,186
Shopping Centres Australasia Property Group REIT	19,101	30
Stockland REIT	144,031	428
Vicinity Centres REIT	99,774	202
Westfield Corp. REIT	149,778	1,030
		4,672
Austria (0.1%)
Atrium European Real Estate Ltd. (a)	28,892	112
Belgium (0.0%)
Befimmo SA REIT	248	15
Brazil (0.3%)
BR Malls Participacoes SA	37,278	104
BR Properties SA	37,000	78
Iguatemi Empresa de Shopping Centers SA	27,047	129
		311
Canada (1.9%)
Boardwalk REIT	9,246	317
Brookfield Canada Office Properties REIT	9,929	187
Crombie Real Estate Investment Trust REIT	11,605	107
Dream Office Real Estate Investment Trust REIT	8,880	112
Extendicare, Inc.	17,700	123
First Capital Realty, Inc.	18,882	250
RioCan REIT	37,361	640
Smart Real Estate Investment Trust REIT	4,217	92
		1,828
China (0.4%)
China Overseas Land & Investment Ltd. (b)	20,000	69
China Resources Land Ltd. (b)	10,000	29
Dalian Wanda Commercial Properties Co., Ltd. H Shares (b)(c)	13,300	77
Global Logistic Properties Ltd.	128,500	194
		369
Finland (0.7%)
Citycon Oyj (a)	164,834	427
Sponda Oyj	51,059	216
		643
France (2.8%)
Fonciere Des Regions REIT	1,340	120
Gecina SA REIT	2,669	324
ICADE REIT	4,491	301
Klepierre REIT	8,833	392
Mercialys SA REIT	3,427	69
Unibail-Rodamco SE REIT	5,804	1,472
		2,678
	Shares	Value (000)
Germany (1.5%)
ADO Properties SA (a)(c)	4,901	$141
Alstria Office AG REIT (a)	514	7
Deutsche Euroshop AG	2,142	94
Deutsche Wohnen AG	15,146	422
LEG Immobilien AG (a)	1,034	85
Vonovia SE	21,040	652
		1,401
Hong Kong (11.4%)
Champion REIT	91,000	46
Cheung Kong Property Holdings Ltd.	213,500	1,377
Hang Lung Properties Ltd.	72,000	163
Henderson Land Development Co., Ltd.	76,086	463
Hongkong Land Holdings Ltd.	266,600	1,859
Hysan Development Co., Ltd.	226,921	926
Kerry Properties Ltd.	45,199	123
Link REIT	172,664	1,030
New World Development Co., Ltd.	417,031	409
Sino Land Co., Ltd.	75,085	110
Sun Hung Kai Properties Ltd.	224,893	2,699
Swire Properties Ltd.	296,300	852
Wharf Holdings Ltd. (The)	136,816	755
		10,812
Ireland (0.4%)
Green REIT PLC	117,851	204
Hibernia REIT PLC	98,211	150
		354
Italy (0.0%)
Beni Stabili SpA REIT	21,491	16
Japan (10.1%)
Activia Properties, Inc. REIT	43	183
Advance Residence Investment Corp. REIT	57	126
Daiwa Office Investment Corp. REIT	22	119
Frontier Real Estate Investment Corp. REIT	11	44
GLP J-REIT	138	134
Hulic Co., Ltd.	9,000	79
Japan Real Estate Investment Corp. REIT	100	486
Japan Retail Fund Investment Corp. REIT	110	211
Kenedix Office Investment Corp. REIT	12	56
Mitsubishi Estate Co., Ltd.	124,000	2,570
Mitsui Fudosan Co., Ltd.	96,000	2,406
Mori Hills Investment Corp. REIT	129	165
Nippon Building Fund, Inc. REIT	122	583
Nippon Prologis, Inc. REIT	123	222
Nomura Real Estate Master Fund, Inc. REIT (a)	121	150
NTT Urban Development Corp.	4,100	39
Orix, Inc. J-REIT	125	162
Premier Investment Corp. REIT	25	26
Sumitomo Realty & Development Co., Ltd.	43,000	1,225
Tokyo Tatemono Co., Ltd.	18,600	202
Tokyu, Inc. REIT	23	29
United Urban Investment Corp. REIT	242	328
		9,545

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	5,886,464	$—
Netherlands (0.5%)
Eurocommercial Properties N.V. CVA REIT	7,000	302
Wereldhave N.V. REIT	4,056	227
		529
Norway (0.4%)
Entra ASA (c)	41,236	331
Norwegian Property ASA (a)	35,401	36
		367
Singapore (1.0%)
Ascendas Real Estate Investment Trust REIT	94,300	151
CapitaLand Commercial Trust Ltd. REIT	73,900	70
CapitaLand Ltd.	169,700	398
CapitaLand Mall Trust REIT	123,600	168
UOL Group Ltd.	44,329	194
		981
Sweden (0.9%)
Atrium Ljungberg AB, Class B	9,511	150
Castellum AB	15,822	224
Fabege AB	3,749	62
Hufvudstaden AB, Class A	27,629	391
		827
Switzerland (0.8%)
Mobimo Holding AG (Registered) (a)	171	38
PSP Swiss Property AG (Registered) (a)	7,501	657
Swiss Prime Site AG (Registered) (a)	1,121	87
		782
United Kingdom (6.8%)
British Land Co., PLC REIT	109,588	1,261
Capital & Counties Properties PLC	24,665	160
Capital & Regional PLC REIT	165,560	158
Derwent London PLC REIT	8,903	481
Great Portland Estates PLC REIT	37,667	459
Hammerson PLC REIT	67,144	594
Intu Properties PLC REIT	100,187	468
Land Securities Group PLC REIT	81,458	1,412
LXB Retail Properties PLC (a)	169,987	240
Segro PLC REIT	61,288	387
Shaftesbury PLC REIT	16,102	216
ST Modwen Properties PLC	22,764	139
Unite Group PLC	14,550	141
Urban & Civic PLC	50,745	211
Workspace Group PLC REIT	9,135	129
		6,456
United States (53.7%)
Acadia Realty Trust REIT	4,991	165
Apartment Investment & Management Co., Class A REIT	9,265	371
AvalonBay Communities, Inc. REIT	16,633	3,063
Boston Properties, Inc. REIT	21,289	2,715
Brixmor Property Group, Inc. REIT	5,330	138
	Shares	Value (000)
Camden Property Trust REIT	22,113	$1,697
Chesapeake Lodging Trust REIT	22,872	576
Corporate Office Properties Trust REIT	12,940	283
Cousins Properties, Inc. REIT	50,285	474
CubeSmart REIT	6,554	201
DCT Industrial Trust, Inc. REIT	2,225	83
DDR Corp. REIT	15,500	261
Douglas Emmett, Inc. REIT	26,770	835
Duke Realty Corp. REIT	30,511	641
Equity Lifestyle Properties, Inc. REIT	6,980	465
Equity Residential REIT	55,148	4,500
Essex Property Trust, Inc. REIT	2,708	648
Federal Realty Investment Trust REIT	721	105
General Growth Properties, Inc. REIT	68,044	1,852
Healthcare Realty Trust, Inc. REIT	11,288	320
Hilton Worldwide Holdings, Inc.	42,003	899
Host Hotels & Resorts, Inc. REIT	167,193	2,565
Hudson Pacific Properties, Inc. REIT	26,710	752
Kimco Realty Corp. REIT	54,493	1,442
La Quinta Holdings, Inc. (a)	7,130	97
LaSalle Hotel Properties REIT	29,428	740
Lexington Realty Trust REIT	3,490	28
Liberty Property Trust REIT	17,960	558
Macerich Co. (The) REIT	2,706	218
Mack-Cali Realty Corp. REIT	12,891	301
Mid-America Apartment Communities, Inc. REIT	232	21
National Retail Properties, Inc. REIT	16,634	666
Paramount Group, Inc. REIT	12,989	235
ProLogis, Inc. REIT	26,792	1,150
Public Storage REIT	12,026	2,979
QTS Realty Trust, Inc., Class A REIT	2,220	100
Realty Income Corp. REIT	1,821	94
Regency Centers Corp. REIT	25,494	1,737
Rexford Industrial Realty, Inc. REIT	10,638	174
RMR Group, Inc. (The) (a)	297	4
Senior Housing Properties Trust REIT	26,761	397
Simon Property Group, Inc. REIT	35,000	6,805
Sovran Self Storage, Inc. REIT	4,372	469
Spirit Realty Capital, Inc. REIT	9,720	97
Starwood Hotels & Resorts Worldwide, Inc.	10,029	695
STORE Capital Corp. REIT	25,321	587
Tanger Factory Outlet Centers, Inc. REIT	32,555	1,065
Ventas, Inc. REIT	22,616	1,276
Vornado Realty Trust REIT	36,439	3,642
Welltower, Inc. REIT	14,382	978
WP GLIMCHER, Inc. REIT	48,850	518
Xenia Hotels & Resorts, Inc. REIT	15,037	231
		50,913
Total Common Stocks (Cost $72,282)		93,611

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	No. of Rights	Value (000)
Right (0.0%)
Singapore (0.0%)
Ascendas Real Estate Investment Trust REIT (a) (Cost $—)	3,536	$—	@
	Shares
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $1,008)	1,007,540	1,008
Total Investments (99.7%) (Cost $73,290) (f)(g)		94,619
Other Assets in Excess of Liabilities (0.3%)		265
Net Assets (100.0%)		$94,884

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security has been deemed illiquid at December 31, 2015.

(e)  At December 31, 2015, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  The approximate fair value and percentage of net assets, $40,870,000 and 43.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $80,553,000. The aggregate gross unrealized appreciation is approximately $17,351,000 and the aggregate gross unrealized depreciation is approximately $3,285,000 resulting in net unrealized appreciation of approximately $14,066,000.

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	27.3%
Retail	27.2
Residential	13.5
Other*	13.1
Office	12.8
Lodging/Resorts	6.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $72,282)	$93,611
Investment in Security of Affiliated Issuer, at Value (Cost $1,008)	1,008
Total Investments in Securities, at Value (Cost $73,290)	94,619
Foreign Currency, at Value (Cost $205)	204
Dividends Receivable	337
Receivable for Investments Sold	176
Receivable for Portfolio Shares Sold	24
Tax Reclaim Receivable	17
Receivable from Affiliate	— @
Other Assets	12
Total Assets	95,389
Liabilities:
Payable for Investments Purchased	168
Payable for Advisory Fees	119
Payable for Portfolio Shares Redeemed	83
Payable for Custodian Fees	39
Payable for Servicing Fees	31
Payable for Distribution Fees — Class II Shares	20
Payable for Professional Fees	16
Payable for Administration Fees	6
Payable for Transfer Agency Fees	1
Other Liabilities	22
Total Liabilities	505
NET ASSETS	$94,884
Net Assets Consist of:
Paid-in-Capital	$173,260
Accumulated Undistributed Net Investment Income	226
Accumulated Net Realized Loss	(99,929)
Unrealized Appreciation (Depreciation) on:
Investments	21,329
Foreign Currency Translations	(2)
Net Assets	$94,884
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,322,054 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.18

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $110 of Foreign Taxes Withheld)	$2,750
Dividends from Security of Affiliated Issuer (Note H)	— @
Total Investment Income	2,750
Expenses:
Advisory Fees (Note B)	859
Distribution Fees — Class II Shares (Note E)	288
Custodian Fees (Note G)	144
Administration Fees (Note C)	141
Servicing Fees (Note D)	112
Professional Fees	88
Shareholder Reporting Fees	24
Pricing Fees	15
Transfer Agency Fees (Note F)	4
Directors' Fees and Expenses	3
Other Expenses	12
Total Expenses	1,690
Waiver of Advisory Fees (Note B)	(242)
Distribution Fees — Class II Shares Waived (Note E)	(35)
Rebate from Morgan Stanley Affiliate (Note H)	(— @)
Net Expenses	1,413
Net Investment Income	1,337
Realized Gain (Loss):
Investments Sold	5,087
Foreign Currency Transactions	(23)
Net Realized Gain	5,064
Change in Unrealized Appreciation (Depreciation):
Investments	(7,738)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(7,738)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(2,674)
Net Decrease in Net Assets Resulting from Operations	$(1,337)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,337	$1,577
Net Realized Gain	5,064	4,315
Net Change in Unrealized Appreciation (Depreciation)	(7,738)	7,192
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,337)	13,084
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(2,282)	(747)
Capital Share Transactions:(1)
Class II:
Subscribed	10,613	13,171
Distributions Reinvested	2,282	747
Redeemed	(19,388)	(17,976)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,493)	(4,058)
Total Increase (Decrease) in Net Assets	(10,112)	8,279
Net Assets:
Beginning of Period	104,996	96,717
End of Period (Including Accumulated Undistributed Net Investment Income of $226 and $839)	$94,884	$104,996
(1) Capital Share Transactions:
Class II:
Shares Subscribed	1,009	1,312
Shares Issued on Distributions Reinvested	223	72
Shares Redeemed	(1,847)	(1,786)
Net Decrease in Class II Shares Outstanding	(615)	(402)

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.57	$9.35	$9.46	$7.32	$8.40
Income (Loss) from Investment Operations:
Net Investment Income†	0.14	0.16	0.13	0.13	0.10
Net Realized and Unrealized Gain (Loss)	(0.29)	1.13	0.12	2.06	(0.91)
Total from Investment Operations	(0.15)	1.29	0.25	2.19	(0.81)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)	(0.07)	(0.36)	(0.05)	(0.27)
Net Asset Value, End of Period	$10.18	$10.57	$9.35	$9.46	$7.32
Total Return ++	(1.42)%	13.85%	2.63%	29.94%	(10.15)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$94,884	$104,996	$96,717	$96,914	$79,317
Ratio of Expenses to Average Net Assets (1)	1.40%+	1.40%+	1.40%+	1.40%+	1.40%+
Ratio of Net Investment Income to Average Net Assets (1)	1.80%+	1.54%+	1.36%+	1.56%+	1.19%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	26%	31%	30%	29%	24%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.67%	1.72%	1.69%	1.71%	1.67%
Net Investment Income to Average Net Assets	1.53%	1.22%	1.07%	1.24%	0.92%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies ("REOCs"), real estate investment trusts ("REITs") and similar entities established outside of the U.S. (foreign real estate companies). The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$3,774	$22,062		$—	†	$25,836	†
Health Care	3,094	—		—		3,094
Industrial	1,407	1,749		—		3,156
Lodging/Resorts	5,803	—		—		5,803
Mixed Industrial/Office	1,199	335		—		1,534
Office	5,894	6,210		—		12,104
Residential	11,082	1,665		—		12,747
Retail	16,839	8,849		—		25,688
Self Storage	3,649	—		—		3,649
Total Common Stocks	52,741	40,870		—	†	93,611	†
Right	—	—	@	—		—	@
Short-Term Investment
Investment Company	1,008	—		—		1,008
Total Assets	$53,749	$40,870		$—	†	$94,619	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $77,000 transferred from Level 1

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

to Level 2. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$—

†  Includes one security which is valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.40% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $242,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: Effective May 1, 2015, the Fund accrues daily and paid quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10%

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

of the 0.35% distribution fee that it may receive. For the year ended December 31, 2015, this waiver amounted to approximately $35,000. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor will no longer waive a portion of the distribution fees that it may receive.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $26,338,000 and $33,621,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2015 (000)
$686	$12,834	$12,512	$—	@	$1,008

@  Amount is less than $500.

During the year ended December 31, 2015, the Portfolio incurred less than $500 in brokerage commissions with

Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,282	$—	$747	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, character differences on distributions from real estate investment trust securities and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$332	$(332)	$—

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,210	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$93,718	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $3,780,000.

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 68.5%.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders 3.83% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007 December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
1403742 EXP. 02.28.17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Growth Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,033.90	$1,021.17	$4.10	$4.08	0.80%
Growth Portfolio Class II	1,000.00	1,032.50	1,019.91	5.38	5.35	1.05

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

Growth Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 12.24%, net of fees, for Class I shares and 11.97%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 5.67%.

Factors Affecting Performance

•  The broad stock market ended the 12-month period at nearly the same level where it started, masking the considerable gyrations stock prices endured in between. The anticipation of the U.S. Federal Reserve's (Fed) first rate increase, the persistent slide in commodity prices, and global economic weakness, especially in China, weighed on the market throughout the period. Although U.S. economic data were mixed throughout the period, the economy's slow recovery continued, sufficiently that the Fed decided in December to raise its main policy interest rate, after keeping it near zero since December 2008 to stimulate growth.

•  Slowing corporate earnings growth and a record year for merger and acquisition deals dominated the business headlines. Falling oil and raw materials prices caused considerable tumult for share prices in the energy, materials and industrials sectors. Although expectations were that consumer-oriented companies would benefit from consumers spending less at the gas pump, the boost to discretionary spending disappointed as consumers tended to pocket the savings. The U.S. dollar's strength relative to other major currencies, propelled by the Fed's move to a tightening stance while other global central banks were easing, also hurt the profits of U.S. multinational companies. Their foreign sales are worth less when translated back into U.S. dollars, and overseas demand is crimped when U.S. products become more expensive.

•  Although our focus remains on our bottom-up stock selection process, both stock selection and sector allocation had a strongly positive impact on relative performance during the period.

•  The consumer discretionary sector contributed nearly all of the Portfolio's outperformance relative to the Index during this period. Performance was led by a holding in an online retail and cloud computing leader. The company reported strong quarterly results, with revenue and profit growth in both its core retail business and its web services business ahead of Wall Street expectations. Given its brand and scale competitive advantages, we believe the company is well positioned to continue gaining market share.

•  The Portfolio benefited to a much smaller degree from an underweight in the industrials sector, a lack of exposure to the energy sector, and stock selection in the financials sector.

•  Only two sectors detracted from relative performance during the period. The consumer staples sector was the larger detractor, driven primarily by unfavorable stock selection and a small relative loss from an underweight to the sector. A position in a leading single-serve coffee provider was the biggest drag on results in the sector. The company's poor execution around the launch of its 2.0 coffee brewer resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage system had also disappointed investors. Although the shares spiked in early December on news that the company agreed to be acquired by a privately held company at an 80 percent premium, the stock detracted from performance for the period overall.

•  Stock selection in the health care sector was also disadvantageous to performance during the period. A specialty drug maker led the group lower, as its shares were plagued by growing drug pricing scrutiny across the industry, which we believe has largely been a function of a more politically sensitive environment ahead of the 2016 U.S. presidential elections. During October, the shares declined further due to allegations regarding its relationships and business practices with specialty pharmacies. We eliminated the position during the month, due to our assessment of the relative risk/reward profile.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Growth Portfolio

risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2015
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	12.24%	14.47%	9.93%	8.61%
Russell 1000® Growth Index	5.67	13.53	8.53	6.93
Portfolio – Class II(4)	11.97	14.18	9.66	10.75
Russell 1000® Growth Index	5.67	13.53	8.53	9.23

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (92.1%)
Automobiles (4.1%)
Tesla Motors, Inc. (a)(b)	35,777	$8,587
Beverages (3.0%)
Monster Beverage Corp. (b)	42,621	6,349
Biotechnology (0.9%)
Alnylam Pharmaceuticals, Inc. (b)	10,674	1,005
Intrexon Corp. (a)(b)	25,915	781
		1,786
Consumer Finance (0.7%)
LendingClub Corp. (b)	134,662	1,488
Diversified Financial Services (2.6%)
McGraw Hill Financial, Inc.	54,355	5,358
Electrical Equipment (0.5%)
SolarCity Corp. (a)(b)	20,206	1,031
Food & Staples Retailing (1.4%)
Walgreens Boots Alliance, Inc.	34,778	2,962
Food Products (4.5%)
Keurig Green Mountain, Inc.	41,919	3,772
Mead Johnson Nutrition Co.	72,279	5,706
		9,478
Health Care Equipment & Supplies (3.9%)
Intuitive Surgical, Inc. (b)	14,955	8,168
Health Care Technology (1.5%)
athenahealth, Inc. (b)	19,700	3,171
Information Technology Services (7.5%)
Mastercard, Inc., Class A	97,444	9,487
Visa, Inc., Class A	81,383	6,311
		15,798
Internet & Catalog Retail (16.4%)
Amazon.com, Inc. (b)	28,807	19,471
JD.com, Inc. ADR (China) (b)	71,756	2,315
Netflix, Inc. (b)	50,090	5,729
Priceline Group, Inc. (The) (b)	5,314	6,775
		34,290
Internet Software & Services (21.2%)
Alibaba Group Holding Ltd. ADR (China) (b)	29,318	2,383
Alphabet, Inc., Class C (b)	13,525	10,264
Facebook, Inc., Class A (b)	163,480	17,110
LinkedIn Corp., Class A (b)	37,573	8,457
Twitter, Inc. (b)	268,085	6,203
		44,417
Life Sciences Tools & Services (4.9%)
Illumina, Inc. (b)	53,579	10,284
Media (1.9%)
Legend Pictures LLC Ltd. (b)(c)(d)(e) (acquisition cost — $1,250; acquired 10/15/14)	590	823
Naspers Ltd., Class N (South Africa)	22,401	3,063
		3,886
	Shares	Value (000)
Pharmaceuticals (3.1%)
Zoetis, Inc.	134,504	$6,446
Software (7.3%)
Mobileye N.V. (b)	21,815	922
Salesforce.com, Inc. (b)	92,000	7,213
Splunk, Inc. (b)	32,869	1,933
Workday, Inc., Class A (b)	64,235	5,118
		15,186
Tech Hardware, Storage & Peripherals (5.6%)
Apple, Inc.	111,931	11,782
Textiles, Apparel & Luxury Goods (1.1%)
Michael Kors Holdings Ltd. (b)	55,070	2,206
Total Common Stocks (Cost $116,007)		192,673
Preferred Stocks (3.5%)
Electronic Equipment, Instruments & Components (0.5%)
Magic Leap Series C (b)(c)(d)(e) (acquisition cost — $1,089; acquired 12/22/15)	47,281	1,089
Internet & Catalog Retail (2.8%)
Airbnb, Inc. Series D (b)(c)(d)(e) (acquisition cost — $1,335; acquired 4/16/14)	32,784	2,742
Uber Techonologies Series G (b)(c)(d)(e) (acquisition cost — $3,117; acquired 12/3/15)	63,916	3,117
		5,859
Internet Software & Services (0.2%)
Dropbox, Inc. Series C (b)(c)(d)(e) (acquisition cost — $485; acquired 1/30/14)	25,401	364
Total Preferred Stocks (Cost $6,026)		7,312
	Notional Amount
Call Option Purchased (0.2%)
Foreign Currency Option (0.2%)
USD/CNY June 2016 @ CNY 6.70, Royal Bank of Scotland (Cost $108)	27,582,683	476
	Shares
Short-Term Investments (6.0%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	2,280,672	2,281

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $98; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $100)	$98	$98
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $286; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $292)	286	286
		384
Total Securities held as Collateral on Loaned Securities (Cost $2,665)		2,665
	Shares
Investment Company (4.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $9,899)	9,898,750	9,899
Total Short-Term Investments (Cost $12,564)		12,564
Total Investments (101.8%) (Cost $134,705) Including $8,796 of Securities Loaned (f)(g)		213,025
Liabilities in Excess of Other Assets (-1.8%)		(3,744)
Net Assets (100.0%)		$209,281

(a)  All or a portion of this security was on loan at December 31, 2015.

(b)  Non-income producing security.

(c)  Security has been deemed illiquid at December 31, 2015.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2015 amounts to approximately $8,135,000 and represents 3.9% of net assets.

(e)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $8,135,000, representing 3.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  The approximate fair value and percentage of net assets, $3,063,000 and 1.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $134,939,000. The aggregate gross unrealized appreciation is approximately $86,646,000 and the aggregate gross unrealized depreciation is approximately $8,560,000 resulting in net unrealized appreciation of approximately $78,086,000.

ADR  American Depositary Receipt.

CNY  — Chinese Yuan Renminbi

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	39.3%
Internet Software & Services	21.3
Internet & Catalog Retail	19.1
Information Technology Services	7.5
Software	7.2
Tech Hardware, Storage & Peripherals	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $122,525)	$200,845
Investments in Securities of Affiliated Issuer, at Value (Cost $12,180)	12,180
Total Investments in Securities, at Value (Cost $134,705)	213,025
Receivable for Portfolio Shares Sold	42
Dividends Receivable	31
Receivable from Affiliate	2
Other Assets	2
Total Assets	213,102
Liabilities:
Collateral on Securities Loaned, at Value	2,665
Payable for Portfolio Shares Redeemed	455
Due to Broker	300
Payable for Advisory Fees	238
Payable for Distribution Fees — Class II Shares	19
Payable for Administration Fees	14
Payable for Professional Fees	13
Payable for Custodian Fees	11
Payable for Directors' Fees and Expenses	3
Payable for Transfer Agency Fees	2
Payable for Servicing Fees	87
Other Liabilities	14
Total Liabilities	3,821
NET ASSETS	$209,281
Net Assets Consist of:
Paid-in-Capital	$99,266
Accumulated Net Investment Loss	(10)
Accumulated Undistributed Net Realized Gain	31,705
Unrealized Appreciation (Depreciation) on:
Investments	78,320
Net Assets	$209,281
CLASS I:
Net Assets	$119,883
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,005,439 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$29.93
CLASS II:
Net Assets	$89,398
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,082,837 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$29.00
(1) Including:
Securities on Loan, at Value:	$8,796

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Growth Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$851
Income from Securities Loaned — Net	36
Dividends from Security of Affiliated Issuer (Note H)	14
Total Investment Income	901
Expenses:
Advisory Fees (Note B)	1,040
Administration Fees (Note C)	283
Distribution Fees — Class II Shares (Note E)	239
Servicing Fees (Note D)	165
Professional Fees	94
Custodian Fees (Note G)	34
Shareholder Reporting Fees	27
Transfer Agency Fees (Note F)	12
Directors' Fees and Expenses	8
Pricing Fees	4
Other Expenses	21
Total Expenses	1,927
Distribution Fees — Class II Shares Waived (Note E)	(27)
Waiver of Advisory Fees (Note B)	(24)
Rebate from Morgan Stanley Affiliate (Note H)	(8)
Net Expenses	1,868
Net Investment Loss	(967)
Realized Gain (Loss):
Investments Sold	32,195
Foreign Currency Transactions	(2)
Net Realized Gain	32,193
Change in Unrealized Appreciation (Depreciation):
Investments	(7,529)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	24,664
Net Increase in Net Assets Resulting from Operations	$23,697

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(967)	$(588)
Net Realized Gain	32,193	28,506
Net Change in Unrealized Appreciation (Depreciation)	(7,529)	(15,509)
Net Increase in Net Assets Resulting from Operations	23,697	12,409
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(16,349)	(9,042)
Class II:
Net Realized Gain	(11,479)	(6,018)
Total Distributions	(27,828)	(15,060)
Capital Share Transactions:(1)
Class I:
Subscribed	5,261	4,951
Distributions Reinvested	16,349	9,042
Redeemed	(22,524)	(32,041)
Class II:
Subscribed	25,342	27,012
Distributions Reinvested	11,479	6,018
Redeemed	(25,479)	(29,900)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	10,428	(14,918)
Total Increase (Decrease) in Net Assets	6,297	(17,569)
Net Assets:
Beginning of Period	202,984	220,553
End of Period (Including Accumulated Net Investment Loss of $(10) and $(9))	$209,281	$202,984
(1) Capital Share Transactions:
Class I:
Shares Subscribed	171	161
Shares Issued on Distributions Reinvested	560	301
Shares Redeemed	(724)	(1,041)
Net Increase (Decrease) in Class I Shares Outstanding	7	(579)
Class II:
Shares Subscribed	851	887
Shares Issued on Distributions Reinvested	406	205
Shares Redeemed	(847)	(1,002)
Net Increase in Class II Shares Outstanding	410	90

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$30.73	$31.03	$21.94	$20.10	$20.70
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.11)	(0.06)	(0.03)	0.10	(0.02)
Net Realized and Unrealized Gain (Loss)	3.76	1.98	10.23	2.76	(0.56)
Total from Investment Operations	3.65	1.92	10.20	2.86	(0.58)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.12)	—	(0.02)
Net Realized Gain	(4.45)	(2.22)	(0.99)	(1.02)	—
Total Distributions	(4.45)	(2.22)	(1.11)	(1.02)	(0.02)
Net Asset Value, End of Period	$29.93	$30.73	$31.03	$21.94	$20.10
Total Return ++	12.24%	6.36%	48.07%	14.38%	(2.80)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$119,883	$122,881	$142,052	$51,043	$52,279
Ratio of Expenses to Average Net Assets(1)	0.80%+	0.77%+	0.82%+^	0.85%+	0.85%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.80%+	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.37)%+	(0.19)%+	(0.11)%+	0.45%+	(0.11)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	33%	30%	32%	48%	30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.81%	0.85%	0.90%	0.88%	0.88%
Net Investment Income (Loss) to Average Net Assets	(0.38)%	(0.27)%	(0.19)%	0.42%	(0.14)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 9, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares. Prior to September 9, 2013, the maximum ratio was 0.85% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.97	$30.39	$21.50	$19.77	$20.39
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.18)	(0.13)	(0.09)	0.04	(0.07)
Net Realized and Unrealized Gain (Loss)	3.66	1.93	10.02	2.71	(0.55)
Total from Investment Operations	3.48	1.80	9.93	2.75	(0.62)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.05)	—	—
Net Realized Gain	(4.45)	(2.22)	(0.99)	(1.02)	—
Total Distributions	(4.45)	(2.22)	(1.04)	(1.02)	—
Net Asset Value, End of Period	$29.00	$29.97	$30.39	$21.50	$19.77
Total Return ++	11.97%	6.09%	47.72%	14.05%	(3.04)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,398	$80,103	$78,501	$31,883	$31,258
Ratio of Expenses to Average Net Assets(1)	1.05%+	1.02%+	1.07%+^	1.10%+	1.10%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	1.05%+	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.62)%+	(0.44)%+	(0.36)%+	0.20%+	(0.36)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	33%	30%	32%	48%	30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.09%	1.20%	1.25%	1.23%	1.23%
Net Investment Income (Loss) to Average Net Assets	(0.66)%	(0.62)%	(0.54)%	0.07%	(0.49)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 9, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to September 9, 2013, the maximum ratio was 1.10% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which

Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$8,587	$—	$—	$8,587
Beverages	6,349	—	—	6,349
Biotechnology	1,786	—	—	1,786
Consumer Finance	1,488	—	—	1,488
Diversified Financial Services	5,358	—	—	5,358
Electrical Equipment	1,031	—	—	1,031
Food & Staples Retailing	2,962	—	—	2,962
Food Products	9,478	—	—	9,478
Health Care Equipment & Supplies	8,168	—	—	8,168
Health Care Technology	3,171	—	—	3,171
Information Technology Services	15,798	—	—	15,798
Internet & Catalog Retail	34,290	—	—	34,290
Internet Software & Services	44,417	—	—	44,417
Life Sciences Tools & Services	10,284	—	—	10,284
Media	—	3,063	823	3,886
Pharmaceuticals	6,446	—	—	6,446
Software	15,186	—	—	15,186
Tech Hardware, Storage & Peripherals	11,782	—	—	11,782
Textiles, Apparel & Luxury Goods	2,206	—	—	2,206
Total Common Stocks	188,787	3,063	823	192,673

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks	$—	$—	$7,312	$7,312
Call Option Purchased	—	476	—	476
Short-Term Investments
Investment Companies	12,180	—	—	12,180
Repurchase Agreements	—	384	—	384
Total Short-Term Investments	12,180	384	—	12,564
Total Assets	$200,967	$3,923	$8,135	$213,025

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$1,234	$2,138
Purchases	—	4,206
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	(411)	968
Realized gains (losses)	—	—
Ending Balance	$823	$7,312
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$(411)	$968

  The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Electronic Equipment, Instruments & Components
Preferred Stock	$1,089	Market Transaction Method	Precedent Transaction of Preferred Stock	$23.03		$23.03		$23.03		Increase
Internet & Catalog Retail
Preferred Stocks	$2,742	Market Transaction Method	Precedent Transaction	$93.09		$93.09		$93.09		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	11.1	x	17.9	x	17.9	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$3,117	Market Transaction Method	Precedent Transaction	$48.77		$48.77		$48.77		Increase

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet Software & Services
Preferred Stock		Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
	$364		Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.8	x	20.1	x	11.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Media
Common Stock	$823	Market Transaction Method	Precedent Transaction	$1,404.57		$1,404.57		$1,404.57		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		17.0%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	3.3	x	7.9	x	5.6	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.
4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Option Purchased	Investments, at Value (Call Option Purchased)	Currency Risk	$476	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Option Purchased)	$(216	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Option Purchased)	$351	(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Option Purchased	$476	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$476	$—	$(300)	$176

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	59,563,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$8,796	(e)	$—	$(8,796	)(f)(g)	$0

(e)  Represents market value of loaned securities at period end.

(f)  The Portfolio received cash collateral of approximately $2,665,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $6,292,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g)  The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$2,665	$—	$—	$—	$2,665
Total Borrowings	$2,665	$—	$—	$—	$2,665
Gross amount of recognized liabilities for securities lending transactions					$2,665

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.48% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $24,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: Effective May 1, 2015, the Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2015, this waiver amounted to approximately $27,000. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor will no longer waive a portion of the distribution fees that it may receive.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $66,422,000 and $86,049,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $8,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$8,784	$62,995	$59,599	$14	$12,180

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$27,828	$2,039	$13,021

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$966	$(350)	$(616)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$31,936

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 73.9%.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015.

The Portfolio designated and paid approximately $27,828,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

26

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
1403807 EXP. 02.28.17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Mid Cap Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Federal Tax Notice	23
Director and Officer Information	24

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Mid Cap Growth Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$920.80	$1,019.91	$5.08	$5.35	1.05%
Mid Cap Growth Portfolio Class II	1,000.00	920.30	1,019.41	5.57	5.85	1.15

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Portfolio seeks long term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –5.90%, net of fees, for Class I shares and –5.99%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed the Portfolio's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned –0.20%.

Factors Affecting Performance

•  The broad stock market ended the 12-month period at nearly the same level where it started, masking the considerable gyrations stock prices endured in between. The anticipation of the U.S. Federal Reserve's (Fed) first rate increase, the persistent slide in commodity prices, and global economic weakness, especially in China, weighed on the market throughout the period. Although U.S. economic data were mixed throughout the period, the economy's slow recovery continued, sufficiently that the Fed decided in December to raise its main policy interest rate, after keeping it near zero since December 2008 to stimulate growth.

•  Slowing corporate earnings growth and a record year for merger and acquisition deals dominated the business headlines. Falling oil and raw materials prices caused considerable tumult for share prices in the energy, materials and industrials sectors. Although expectations were that consumer-oriented companies would benefit from consumers spending less at the gas pump, the boost to discretionary spending disappointed as consumers tended to pocket the savings. The U.S. dollar's strength relative to other major currencies, propelled by the Fed's move to a tightening stance while other global central banks were easing, also hurt the profits of U.S. multinational companies. Their foreign sales are worth less when translated back into U.S. dollars, and overseas demand is crimped when U.S. products become more expensive.

•  The Portfolio's underperformance during the period was driven by stock selection, with most of the relative losses occurring in the information technology (IT), consumer staples and consumer discretionary sectors.

•  A global communications platform was the largest detractor in both the IT sector and the overall portfolio for this period. The company's shares have been plagued for some time by concerns around user growth, which has generally disappointed Wall Street expectations. While we continue to monitor the situation, we believe the reach of the company's global platform is far greater than its registered user base, and accordingly that the company has a sizeable opportunity to monetize user engagement via various advertising solutions.

•  In the consumer staples sector, relative results were hurt by a leading single-serve coffee provider. The company's poor execution around the launch of its 2.0 coffee brewer resulted in weaker-than-expected fundamentals, and both the price point and timeline to launch its new cold beverage system had also disappointed investors. Although the shares spiked in early December on news that the company agreed to be acquired by a privately held company at an 80 percent premium, the stock detracted from performance for the period overall.

•  In the consumer discretionary sector, a position in a branded apparel and accessories retailer was the most detrimental to relative performance. Currency headwinds and lower tourism volumes in North America and Europe hindered the company's same-store sales growth, which weighed on stock prices. We remain attracted to the company as it has developed a strong brand across multiple categories, which we believe has the opportunity to expand globally.

•  The Portfolio achieved relative gains from stock selection and an underweight position in the industrials sector. A data analytics provider serving the insurance, health care and financial services industries was the sector's top contributor to performance, as its share price rose on the company's strong execution.

•  The Portfolio also benefited from a lack of exposure to the energy sector, which was, by far, the worst-performing sector in the Index in this reporting period.

•  Stock selection in financials added value as well. A global provider of performance, risk management, and corporate governance products was the Portfolio's largest contributor to performance during the period. The company's shares advanced on news that a large activist shareholder is pushing for changes at the company to create value. We are attracted to the company as its indices and products have become the de facto standard in several areas of the financial services industry.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2015
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–5.90%	5.90%	7.08%	5.84%
Russell Midcap® Growth Index	–0.20	11.54	8.16	7.03
Portfolio – Class II(4)	–5.99	5.80	6.98	10.68
Russell Midcap® Growth Index	–0.20	11.54	8.16	10.87

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (90.8%)
Aerospace & Defense (1.1%)
TransDigm Group, Inc. (a)	6,948	$1,587
Air Freight & Logistics (0.5%)
XPO Logistics, Inc. (a)(b)	25,681	700
Automobiles (4.4%)
Tesla Motors, Inc. (a)(b)	26,897	6,456
Beverages (3.2%)
Monster Beverage Corp. (a)	32,012	4,769
Biotechnology (1.2%)
Alnylam Pharmaceuticals, Inc. (a)	7,983	751
Intrexon Corp. (a)(b)	19,192	579
Seattle Genetics, Inc. (a)	10,066	452
		1,782
Communications Equipment (0.9%)
Palo Alto Networks, Inc. (a)	7,562	1,332
Consumer Finance (2.0%)
LendingClub Corp. (a)	262,784	2,904
Diversified Financial Services (5.3%)
McGraw Hill Financial, Inc.	43,159	4,254
MSCI, Inc.	49,407	3,564
		7,818
Electrical Equipment (0.5%)
SolarCity Corp. (a)(b)	15,177	774
Food Products (5.0%)
Keurig Green Mountain, Inc.	33,286	2,995
Mead Johnson Nutrition Co.	54,292	4,286
		7,281
Health Care Equipment & Supplies (5.3%)
DexCom, Inc. (a)	18,295	1,498
Intuitive Surgical, Inc. (a)	11,578	6,324
		7,822
Health Care Technology (4.3%)
athenahealth, Inc. (a)	39,001	6,278
Hotels, Restaurants & Leisure (5.6%)
Chipotle Mexican Grill, Inc. (a)	2,468	1,184
Dunkin' Brands Group, Inc.	91,694	3,905
Marriott International, Inc., Class A	47,352	3,175
		8,264
Information Technology Services (3.2%)
FleetCor Technologies, Inc. (a)	23,072	3,297
Gartner, Inc. (a)	15,400	1,397
		4,694
Internet & Catalog Retail (1.5%)
TripAdvisor, Inc. (a)	9,687	826
Vipshop Holdings Ltd. ADR (China) (a)	5,942	91
Zalando SE (Germany) (a)(c)	30,944	1,222
		2,139
	Shares	Value (000)
Internet Software & Services (14.6%)
Autohome, Inc. ADR (China) (a)	46,205	$1,613
Dropbox, Inc. (a)(d)(e)(f) (acquisition cost — $1,380; acquired 5/1/12)	152,532	2,184
LinkedIn Corp., Class A (a)	26,469	5,958
MercadoLibre, Inc. (Brazil)	14,709	1,682
Pandora Media, Inc. (a)	70,389	944
Twitter, Inc. (a)	201,712	4,668
Yelp, Inc. (a)	26,462	762
Zillow Group, Inc., Class A (a)(b)	49,896	1,299
Zillow Group, Inc., Class C (a)(b)	99,792	2,343
		21,453
Life Sciences Tools & Services (5.2%)
Illumina, Inc. (a)	39,608	7,603
Media (1.4%)
Legend Pictures LLC Ltd. (a)(d)(e)(f) (acquisition cost — $1,604; acquired 3/8/12)	1,500	2,094
Pharmaceuticals (4.3%)
Endo International PLC (a)	23,276	1,425
Zoetis, Inc.	101,026	4,841
		6,266
Professional Services (3.6%)
IHS, Inc., Class A (a)	12,559	1,488
Verisk Analytics, Inc. (a)	49,601	3,813
		5,301
Software (11.8%)
Atlassian Corp., PLC, Class A (United Kingdom) (a)	22,423	674
FireEye, Inc. (a)	39,156	812
Mobileye N.V. (a)(b)	15,489	655
NetSuite, Inc. (a)	13,207	1,118
ServiceNow, Inc. (a)	49,978	4,326
Splunk, Inc. (a)	72,779	4,280
Tableau Software, Inc., Class A (a)	15,397	1,451
Workday, Inc., Class A (a)	51,437	4,098
		17,414
Specialty Retail (2.8%)
Ulta Salon Cosmetics & Fragrance, Inc. (a)	22,229	4,112
Tech Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (a)(b)	20,843	181
Stratasys Ltd. (a)	7,246	170
		351
Textiles, Apparel & Luxury Goods (2.9%)
Lululemon Athletica, Inc. (Canada) (a)(b)	26,983	1,416
Michael Kors Holdings Ltd. (a)	47,786	1,914
Under Armour, Inc., Class A (a)	10,785	870
		4,200
Total Common Stocks (Cost $111,112)		133,394

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Preferred Stocks (4.2%)
Internet & Catalog Retail (3.1%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $1,370; acquired 4/16/14)	33,636	$2,814
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $385; acquired 10/4/13)	16,789	1,745
		4,559
Software (1.1%)
Palantir Technologies, Inc. Series G (a)(d)(e)(f) (acquisition cost — $455; acquired 7/19/12)	148,616	1,145
Palantir Technologies, Inc. Series H (a)(d)(e)(f) (acquisition cost — $102; acquired 10/25/13)	29,092	224
Palantir Technologies, Inc. Series H1 (a)(d)(e)(f) (acquisition cost — $102; acquired 10/25/13)	29,092	224
		1,593
Total Preferred Stocks (Cost $2,414)		6,152
Convertible Preferred Stock (0.1%)
Internet Software & Services (0.1%)
Dropbox, Inc. Series A (a)(d)(e)(f) (acquisition cost — $132; acquired 5/25/12) (Cost $132)	14,641	210
	Notional Amount
Call Option Purchased (0.3%)
Foreign Currency Option (0.3%)
USD/CNY June 2016 @ CNY 6.70, Royal Bank of Scotland (Cost $95)	24,283,524	419
	Shares
Short-Term Investments (11.8%)
Securities held as Collateral on Loaned Securities (6.1%)
Investment Company (5.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	7,746,627	7,747
	Face Amount (000)
Repurchase Agreements (0.9%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $334; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $341)	$334	334
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $970; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $990)	970	970
		1,304
Total Securities held as Collateral on Loaned Securities (Cost $9,051)		9,051
	Shares	Value (000)
Investment Company (5.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $8,369)	8,369,329	$8,369
Total Short-Term Investments (Cost $17,420)		17,420
Total Investments (107.2%) (Cost $131,173) Including $8,887 of Securities Loaned (g)(h)		157,595
Liabilities in Excess of Other Assets (-7.2%)		(10,629)
Net Assets (100.0%)		$146,966

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2015 amounts to approximately $10,640,000 and represents 7.2% of net assets.

(e)  Security has been deemed illiquid at December 31, 2015.

(f)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $10,640,000, representing 7.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(g)  The approximate fair value and percentage of net assets, $1,222,000 and 0.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $132,107,000. The aggregate gross unrealized appreciation is approximately $39,651,000 and the aggregate gross unrealized depreciation is approximately $14,163,000 resulting in net unrealized appreciation of approximately $25,488,000.

ADR  American Depositary Receipt.

CNY  — Chinese Yuan Renminbi

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	45.8%
Internet Software & Services	14.6
Software	12.8
Short-Term Investment	5.6
Hotels, Restaurants & Leisure	5.6
Health Care Equipment & Supplies	5.3
Diversified Financial Services	5.2
Life Sciences Tools & Services	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $115,057)	$141,479
Investments in Securities of Affiliated Issuer, at Value (Cost $16,116)	16,116
Total Investments in Securities, at Value (Cost $131,173)	157,595
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Investments Sold	844
Dividends Receivable	24
Receivable for Portfolio Shares Sold	5
Receivable from Affiliate	2
Other Assets	12
Total Assets	158,482
Liabilities:
Collateral on Securities Loaned, at Value	9,051
Payable for Portfolio Shares Redeemed	1,813
Due to Broker	270
Payable for Advisory Fees	248
Payable for Servicing Fees	66
Payable for Professional Fees	12
Payable for Administration Fees	10
Payable for Custodian Fees	9
Payable for Distribution Fees — Class II Shares	8
Payable for Transfer Agency Fees	2
Other Liabilities	27
Total Liabilities	11,516
NET ASSETS	$146,966
Net Assets Consist of:
Paid-in-Capital	$115,930
Accumulated Net Investment Loss	(8)
Accumulated Undistributed Net Realized Gain	4,622
Unrealized Appreciation (Depreciation) on:
Investments	26,422
Net Assets	$146,966
CLASS I:
Net Assets	$48,467
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,832,367 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.03
CLASS II:
Net Assets	$98,499
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,000,036 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.85
(1) Including:
Securities on Loan, at Value:	$8,887

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Mid Cap Growth Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$411
Income from Securities Loaned — Net	241
Dividends from Security of Affiliated Issuer (Note H)	12
Total Investment Income	664
Expenses:
Advisory Fees (Note B)	1,324
Distribution Fees — Class II Shares (Note E)	334
Administration Fees (Note C)	250
Servicing Fees (Note D)	170
Professional Fees	99
Shareholder Reporting Fees	35
Custodian Fees (Note G)	32
Transfer Agency Fees (Note F)	9
Directors' Fees and Expenses	5
Pricing Fees	5
Other Expenses	22
Total Expenses	2,285
Distribution Fees — Class II Shares Waived (Note E)	(217)
Waiver of Advisory Fees (Note B)	(97)
Rebate from Morgan Stanley Affiliate (Note H)	(7)
Net Expenses	1,964
Net Investment Loss	(1,300)
Realized Gain:
Investments Sold	3,740
Foreign Currency Transactions	— @
Net Realized Gain	3,740
Change in Unrealized Appreciation (Depreciation):
Investments	(12,057)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(8,317)
Net Decrease in Net Assets Resulting from Operations	$(9,617)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,300)	$(436)
Net Realized Gain	3,740	30,244
Net Change in Unrealized Appreciation (Depreciation)	(12,057)	(26,595)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,617)	3,213
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(9,736)	(9,690)
Class II:
Net Realized Gain	(19,692)	(19,594)
Total Distributions	(29,428)	(29,284)
Capital Share Transactions:(1)
Class I:
Subscribed	9,773	13,135
Distributions Reinvested	9,736	9,690
Redeemed	(24,704)	(19,974)
Class II:
Subscribed	3,967	12,141
Distributions Reinvested	19,692	19,594
Redeemed	(28,723)	(35,674)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(10,259)	(1,088)
Total Decrease in Net Assets	(49,304)	(27,159)
Net Assets:
Beginning of Period	196,270	223,429
End of Period (Including Accumulated Net Investment Loss of $(8) and $(7))	$146,966	$196,270
(1) Capital Share Transactions:
Class I:
Shares Subscribed	849	973
Shares Issued on Distributions Reinvested	893	771
Shares Redeemed	(2,145)	(1,513)
Net Increase (Decrease) in Class I Shares Outstanding	(403)	231
Class II:
Shares Subscribed	357	844
Shares Issued on Distributions Reinvested	1,839	1,580
Shares Redeemed	(2,522)	(2,718)
Net Decrease in Class II Shares Outstanding	(326)	(294)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.73	$14.41	$10.77	$11.22	$12.12
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.08)	(0.02)	(0.05)	0.04	(0.05)
Net Realized and Unrealized Gain (Loss)	(0.50)	0.28	4.03	0.91	(0.80)
Total from Investment Operations	(0.58)	0.26	3.98	0.95	(0.85)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.05)	—	(0.04)
Net Realized Gain	(2.12)	(1.94)	(0.29)	(1.40)	(0.01)
Total Distributions	(2.12)	(1.94)	(0.34)	(1.40)	(0.05)
Net Asset Value, End of Period	$10.03	$12.73	$14.41	$10.77	$11.22
Total Return ++	(5.90)%	1.97%	37.49%	8.69%	(7.12)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,467	$66,653	$72,112	$61,552	$64,323
Ratio of Expenses to Average Net Assets(1)	1.05%+	1.05%+	1.05%+	1.05%+	1.05%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.67)%+	(0.14)%+	(0.39)%+	0.33%+	(0.42)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	25%	44%	49%	29%	32%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10%	1.10%	1.09%	1.06%	1.05%
Net Investment Income (Loss) to Average Net Assets	(0.72)%	(0.19)%	(0.43)%	0.32%	(0.42)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.55	$14.25	$10.64	$11.12	$12.01
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.09)	(0.03)	(0.06)	0.03	(0.06)
Net Realized and Unrealized Gain (Loss)	(0.49)	0.27	3.99	0.89	(0.79)
Total from Investment Operations	(0.58)	0.24	3.93	0.92	(0.85)
Distributions from and/or in Excess of:
Net Investment Income	—	—	(0.03)	—	(0.03)
Net Realized Gain	(2.12)	(1.94)	(0.29)	(1.40)	(0.01)
Total Distributions	(2.12)	(1.94)	(0.32)	(1.40)	(0.04)
Net Asset Value, End of Period	$9.85	$12.55	$14.25	$10.64	$11.12
Total Return ++	(5.99)%	1.84%	37.48%	8.49%	(7.17)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$98,499	$129,617	$151,317	$157,899	$200,502
Ratio of Expenses to Average Net Assets(1)	1.15%+	1.15%+	1.15%+	1.15%+	1.15%+
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.77)%+	(0.24)%+	(0.49)%+	0.23%+	(0.52)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	25%	44%	49%	29%	32%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.39%	1.45%	1.44%	1.41%	1.40%
Net Investment Loss to Average Net Assets	(1.01)%	(0.54)%	(0.78)%	(0.03)%	(0.77)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective at the close of business on May 30, 2014, the Portfolio suspended offering Class I shares and Class II shares of the Portfolio to new investors. The Portfolio will continue to offer Class I shares and Class II shares of the Portfolio to existing shareholders. The Portfolio may recommence offering Class I shares and Class II shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I shares and Class II shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors") or quotes from a broker or dealer; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$1,587	$—	$—	$1,587
Air Freight & Logistics	700	—	—	700
Automobiles	6,456	—	—	6,456
Beverages	4,769	—	—	4,769
Biotechnology	1,782	—	—	1,782
Communications Equipment	1,332	—	—	1,332
Consumer Finance	2,904	—	—	2,904
Diversified Financial Services	7,818	—	—	7,818
Electrical Equipment	774	—	—	774
Food Products	7,281	—	—	7,281
Health Care Equipment & Supplies	7,822	—	—	7,822
Health Care Technology	6,278	—	—	6,278
Hotels, Restaurants & Leisure	8,264	—	—	8,264
Information Technology Services	4,694	—	—	4,694
Internet & Catalog Retail	917	1,222	—	2,139
Internet Software & Services	19,269	—	2,184	21,453
Life Sciences Tools & Services	7,603	—	—	7,603
Media	—	—	2,094	2,094
Pharmaceuticals	6,266	—	—	6,266
Professional Services	5,301	—	—	5,301
Software	17,414	—	—	17,414
Specialty Retail	4,112	—	—	4,112

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Tech Hardware, Storage & Peripherals	$351	$—	$—	$351
Textiles, Apparel & Luxury Goods	4,200	—	—	4,200
Total Common Stocks	127,894	1,222	4,278	133,394
Preferred Stocks	—	—	6,152	6,152
Convertible Preferred Stock	—	—	210	210
Call Option Purchased	—	419	—	419
Short-Term Investments
Investment Companies	16,116	—	—	16,116
Repurchase Agreements	—	1,304	—	1,304
Total Short-Term Investments	16,116	1,304	—	17,420
Total Assets	$144,010	$2,945	$10,640	$157,595

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Preferred Stocks (000)	Convertible Preferred Stocks (000)
Beginning Balance	$6,051	$5,365	$290
Purchases	—	—	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	(786)
Change in unrealized appreciation (depreciation)	(1,773)	787	706
Realized gains (losses)	—	—	—
Ending Balance	$4,278	$6,152	$210
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$(1,773)	$787	$(70)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Catalog Retail
Preferred Stocks	$2,814	Market Transaction Method	Precedent Transaction	$93.09		$93.09		$93.09		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	11.1	x	17.9	x	17.9	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$1,745	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	3.1	x	5.2	x	3.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet Software & Services
Common Stock	$2,184	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
Convertible Preferred Stock	$210		Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	7.8	x	20.1	x	11.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Media
Common Stock	$2,094	Market Transaction Method	Precedent Transaction	$1,404.57		$1,404.57		$1,404.57		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		17.0%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		5.0%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	3.3	x	7.9	x	5.6	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Software
Preferred Stocks	$1,593	Market Transaction Method	Precendent Transaction	$11.38		$11.38		$11.38		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.0%		18.0%		17.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	10.3	x	11.2	x	11.2x		Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Call Options Purchased	Investments, at Value (Call Options Purchased)	Currency Risk	$419	(a)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$(211	)(b)

(b)  Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Call Options Purchased)	$310	(c)

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Call Options Purchased	$419	(a)	$—

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$419	$—	$(270)	$149

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Call Options Purchased:
Average monthly notional amount	56,500,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned – Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$8,887	(e)	$—	$(8,887	)(f)(g)	$0

(e)  Represents market value of loaned securities at period end.

(f)  The Portfolio received cash collateral of approximately $9,051,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(g)  The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$9,051	$—	$—	$—	$9,051
Total Borrowings	$9,051	$—	$—	$—	$9,051
Gross amount of recognized liabilities for securities lending transactions					$9,051

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.69% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $97,000 of advisory fees were waived pursuant to this arrangement.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: Effective May 1, 2015, the Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.25% of the 0.35% distribution fee that it may receive. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2015, this waiver amounted to approximately $217,000.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $43,007,000 and $86,145,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$12,685	$72,069	$68,638	$12	$16,116

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall," sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$29,428	$4,356	$24,928

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax adjustments on partnership investments held and sold by the Portfolio and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$1,299	$697	$(1,996)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$5,555

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 55.5%.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio of (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015.

The Portfolio designated and paid approximately $29,428,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015) Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
1403816 EXP. 02.28.17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Small Company Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Director and Officer Information	21

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Small Company Growth Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class II	$1,000.00	$851.30	$1,018.95	$5.79	$6.31	1.24%

*  Expenses are calculated using the Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

Small Company Growth Portfolio

The Portfolio seeks long term capital appreciation by investing primarily in growth-oriented equity securities of small companies.

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –9.79%, net of fees, for Class II shares. The Portfolio's Class II shares underperformed the Portfolio's benchmark, the Russell 2000® Growth Index (the "Index"), which returned –1.38%.

Factors Affecting Performance

•  The broad stock market ended the 12-month period at nearly the same level where it started, masking the considerable gyrations stock prices endured in between. The anticipation of the U.S. Federal Reserve's (Fed) first rate increase, the persistent slide in commodity prices, and global economic weakness, especially in China, weighed on the market throughout the period. Although U.S. economic data were mixed throughout the period, the economy's slow recovery continued, sufficiently that the Fed decided in December to raise its main policy interest rate, after keeping it near zero since December 2008 to stimulate growth.

•  Slowing corporate earnings growth and a record year for merger and acquisition deals dominated the business headlines. Falling oil and raw materials prices caused considerable tumult for share prices in the energy, materials and industrials sectors. Although expectations were that consumer-oriented companies would benefit from consumers spending less at the gas pump, the boost to discretionary spending disappointed as consumers tended to pocket the savings. The U.S. dollar's strength relative to other major currencies, propelled by the Fed's move to a tightening stance while other global central banks were easing, also hurt the profits of U.S. multinational companies. Their foreign sales are worth less when translated back into U.S. dollars, and overseas demand is crimped when U.S. products become more expensive.

•  The Portfolio's underperformance during the period was driven by stock selection, with most of the relative losses occurring in the consumer discretionary, health care and information technology (IT) sectors. In the consumer discretionary sector, a holding in an e-commerce platform detracted as the company reported weaker-than-expected quarterly results, characterized by a revenue miss due to slower volume growth on its platform, and management also indicated profit margins are likely to decline in the near-term in part due to greater marketing spend. We believe this will prove transitory and remain attracted to the company on account of the network effect competitive advantage it has developed in building and operating a global ecommerce marketplace for unique handcrafted and vintage merchandise which has attracted over 50 million members and 20 million active buyers.

•  Relative weakness in the health care sector was led by a health care IT company that offers a software tool providing employees a personalized view of their medical benefits and costs associated with medical procedures. Although the company reported solid quarterly results, its shares declined as management's guidance disappointed investors. We believe the company is well positioned because, by aggregating data from multiple sources, it is uniquely suited to provide personalized analytics and cost reduction suggestions to employees.

•  The largest detractor in the IT sector was a position in a leading online and mobile platform for restaurant delivery orders in the U.S. While the company reported solid quarterly results, concerns around growing competition have weighed on investor sentiment in recent months. We believe this will prove transitory, as the company has significant brand, scale, and network effect competitive advantages. We remain attracted to the company as its business model — which connects restaurants with consumers — disrupts the traditional phone-in delivery method, which is fraught with inefficiencies. We believe the company has a sizeable opportunity to take share in a large addressable market.

•  The Portfolio's underweight position in the energy sector, where we held one stock, was a key contributor to relative performance. The sector was by far the weakest-performing sector in the Index over the period. The Portfolio also had no exposure to consumer staples, another sector with negative performance in the Index for the period.

•  The top-contributing holding during the period was an online furniture retailer. The company's shares had been pressured in recent months due to a negative research report that disparaged the company's business model. We attribute the stock's subsequent recovery to some mean reversion as well as strong reported holiday season sales. We are attracted to the company as it is the leading online furniture and homewares shopping site in the U.S., and has developed a strong logistics infrastructure to distribute large bulky items in an efficient and timely manner.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 2000® Growth Index(1)

	Period Ended December 31, 2015
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Portfolio – Class II(3)	–9.79%	6.87%	5.90%	9.74%
Russell 2000® Growth Index	–1.38	10.67	7.95	10.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (95.8%)
Aerospace & Defense (4.0%)
BWX Technologies, Inc.	15,007	$477
Air Freight & Logistics (2.5%)
XPO Logistics, Inc. (a)	10,704	292
Biotechnology (4.2%)
ACADIA Pharmaceuticals, Inc. (a)	1,051	37
Agios Pharmaceuticals, Inc. (a)(b)	870	56
Alnylam Pharmaceuticals, Inc. (a)	683	64
Bellicum Pharmaceuticals, Inc. (a)	2,540	51
Clovis Oncology, Inc. (a)	672	24
Insmed, Inc. (a)	1,745	32
Intrexon Corp. (a)(b)	2,547	77
Ironwood Pharmaceuticals, Inc. (a)	6,146	71
Juno Therapeutics, Inc. (a)(b)	878	39
Spark Therapeutics, Inc. (a)(b)	875	40
ZIOPHARM Oncology, Inc. (a)(b)	448	4
		495
Capital Markets (2.3%)
Financial Engines, Inc.	5,342	180
WisdomTree Investments, Inc.	5,949	93
		273
Chemicals (1.3%)
Platform Specialty Products Corp. (a)	12,173	156
Consumer Finance (2.1%)
LendingClub Corp. (a)	22,437	248
Electronic Equipment, Instruments & Components (0.9%)
Cognex Corp.	1,785	60
FARO Technologies, Inc. (a)	1,753	52
		112
Health Care Equipment & Supplies (1.1%)
Novocure Ltd. (a)	1,706	38
Penumbra, Inc. (a)	1,666	90
		128
Health Care Providers & Services (2.1%)
HealthEquity, Inc. (a)	9,713	244
Health Care Technology (11.4%)
athenahealth, Inc. (a)	3,924	632
Castlight Health, Inc., Class B (a)	20,228	86
Medidata Solutions, Inc. (a)	7,251	357
Press Ganey Holdings, Inc. (a)	3,739	118
Veeva Systems, Inc., Class A (a)	5,375	155
		1,348
Hotels, Restaurants & Leisure (5.2%)
Fiesta Restaurant Group, Inc. (a)	4,058	137
Habit Restaurants, Inc. (The) (a)(b)	6,011	139
Krispy Kreme Doughnuts, Inc. (a)	4,380	66
Lindblad Expeditions Holdings, Inc. (a)	5,040	56
Wingstop, Inc. (a)	2,557	58
Zoe's Kitchen, Inc. (a)(b)	5,586	156
		612
	Shares	Value (000)
Internet & Catalog Retail (6.7%)
Blue Nile, Inc. (a)	1,830	$68
Etsy, Inc. (a)	14,109	116
MakeMyTrip Ltd. (India) (a)	4,308	74
Ocado Group PLC (United Kingdom) (a)	32,619	145
Qunar Cayman Islands Ltd. ADR (China) (a)(b)	1,888	100
Wayfair, Inc., Class A (a)(b)	6,151	293
		796
Internet Software & Services (23.4%)
Angie's List, Inc. (a)	9,739	91
Autohome, Inc. ADR (China) (a)	4,341	151
Benefitfocus, Inc. (a)	3,927	143
Criteo SA ADR (France) (a)	11,128	441
GrubHub, Inc. (a)	19,164	464
Just Eat PLC (United Kingdom) (a)	32,459	236
Marketo, Inc. (a)	6,468	186
New Relic, Inc. (a)	2,391	87
OPOWER, Inc. (a)(b)	5,967	63
Quotient Technology, Inc. (a)(b)	7,613	52
Shutterstock, Inc. (a)(b)	7,276	235
Twitter, Inc. (a)	12,083	279
Zillow Group, Inc., Class A (a)(b)	4,789	125
Zillow Group, Inc., Class C (a)	9,578	225
		2,778
Machinery (5.5%)
Joy Global, Inc.	8,146	103
Manitowoc Co., Inc. (The)	27,989	429
Terex Corp.	6,335	117
		649
Multi-line Retail (0.5%)
Ollie's Bargain Outlet Holdings, Inc. (a)	3,798	65
Multi-Utilities (0.0%)
AET&D Holdings No. 1 Ltd. (Australia) (a)(c)(d)	113,183	—
Pharmaceuticals (1.0%)
Impax Laboratories, Inc. (a)	2,878	123
Professional Services (6.0%)
Advisory Board Co. (The) (a)	6,011	298
CEB, Inc.	3,712	228
WageWorks, Inc. (a)	4,084	185
		711
Software (8.9%)
Ellie Mae, Inc. (a)	4,034	243
FleetMatics Group PLC (a)	4,864	247
Guidewire Software, Inc. (a)	5,889	354
Xero Ltd. (Australia) (a)	4,412	60
Zendesk, Inc. (a)	5,995	158
		1,062
Specialty Retail (6.2%)
Five Below, Inc. (a)	13,069	420
Restoration Hardware Holdings, Inc. (a)	4,002	318
		738

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Tech Hardware, Storage & Peripherals (0.5%)
Pure Storage, Inc., Class A (a)(b)	3,600	$56
Total Common Stocks (Cost $10,122)		11,363
Preferred Stocks (0.1%)
Internet Software & Services (0.1%)
Mode Media Corporation Series M-1 (a)(c)(d)(e) (acquisition cost — $142; acquired 3/19/08)	9,428	8
Mode Media Corporation Escrow Series M-1 (a)(c)(d)(e) (acquisition cost — $13; acquired 3/19/08)	1,346	1
Total Preferred Stocks (Cost $155)		9
Participation Note (0.1%)
Hotels, Restaurants & Leisure (0.1%)
Lindblad Expeditions Holdings, Inc., Equity Linked Notes, expires 7/8/20 (a) (Cost $5)	2,520	8
Convertible Preferred Stock (0.0%)
Internet Software & Services (0.0%)
Youku Tudou, Inc., Class A (a)(c)(e) (acquisition cost — $—@; acquired 9/16/10) (Cost $—@)	17	—	@
	Face Amount (000)
Promissory Notes (0.1%)
Internet Software & Services (0.1%)
Mode Media Corporation 9.00%, 12/3/19 (a)(c)(d)(e) (acquisition cost — $60; acquired 3/19/08)	$21	14
Mode Media Corporation Escrow 9.00%, 12/3/19 (a)(c)(d)(e) (acquisition cost — $2; acquired 3/19/08)	1	—	@
Total Promissory Notes (Cost $62)		14
	Shares
Short-Term Investments (15.7%)
Securities held as Collateral on Loaned Securities (11.1%)
Investment Company (9.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	1,126,421	1,126
	Face Amount (000)
Repurchase Agreements (1.6%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $49; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $50)	$49	49
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $141; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $144)	141	141
		190
Total Securities held as Collateral on Loaned Securities (Cost $1,316)		1,316
	Shares	Value (000)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $551)	550,931	$551
Total Short-Term Investments (Cost $1,867)		1,867
Total Investments (111.8%) (Cost $12,211) Including $1,302 of Securities Loaned (f)(g)		13,261
Liabilities in Excess of Other Assets (-11.8%)		(1,395)
Net Assets (100.0%)		$11,866

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2015.

(c)  Security has been deemed illiquid at December 31, 2015.

(d)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $23,000, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2015 amounts to approximately $23,000 and represents 0.2% of net assets.

(f)  The approximate fair value and percentage of net assets, $441,000 and 3.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $12,322,000. The aggregate gross unrealized appreciation is approximately $2,293,000 and the aggregate gross unrealized depreciation is approximately $1,354,000 resulting in net unrealized appreciation of approximately $939,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	27.0%
Internet Software & Services	23.4
Health Care Technology	11.3
Software	8.9
Internet & Catalog Retail	6.7
Specialty Retail	6.2
Professional Services	5.9
Machinery	5.4
Hotels, Restaurants & Leisure	5.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $10,534)	$11,584
Investments in Securities of Affiliated Issuer, at Value (Cost $1,677)	1,677
Total Investments in Securities, at Value (Cost $12,211)	13,261
Foreign Currency, at Value (Cost —@)	—	@
Due from Adviser	22
Interest Receivable	—	@
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	5
Total Assets	13,288
Liabilities:
Collateral on Securities Loaned, at Value	1,316
Payable for Portfolio Shares Redeemed	69
Payable for Professional Fees	12
Payable for Custodian Fees	8
Payable for Servicing Fees	6
Payable for Distribution Fees — Class II Shares	3
Payable for Administration Fees	1
Payable for Transfer Agency Fees	—	@
Other Liabilities	7
Total Liabilities	1,422
NET ASSETS	$11,866
Net Assets Consist of:
Paid-in-Capital	$9,938
Accumulated Net Investment Loss	(1)
Accumulated Undistributed Net Realized Gain	879
Unrealized Appreciation (Depreciation) on:
Investments	1,050
Foreign Currency Translations	(—	@)
Net Assets	$11,866
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,073,292 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.06
(1) Including:
Securities on Loan, at Value:	$1,302

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Income from Securities Loaned — Net	$65
Dividends from Securities of Unaffiliated Issuers	37
Dividends from Security of Affiliated Issuer (Note H)	1
Total Investment Income	103
Expenses:
Advisory Fees (Note B)	133
Professional Fees	90
Distribution Fees — Class II Shares (Note E)	41
Custodian Fees (Note G)	29
Administration Fees (Note C)	20
Shareholder Reporting Fees	12
Servicing Fees (Note D)	12
Pricing Fees	6
Transfer Agency Fees (Note F)	3
Directors' Fees and Expenses	1
Other Expenses	9
Total Expenses	356
Waiver of Advisory Fees (Note B)	(133)
Expenses Reimbursed by Adviser (Note B)	(26)
Distribution Fees — Class II Shares Waived (Note E)	(16)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	180
Net Investment Loss	(77)
Realized Gain (Loss):
Investments Sold	948
Foreign Currency Transactions	(1)
Net Realized Gain	947
Change in Unrealized Appreciation (Depreciation):
Investments	(2,176)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(2,176)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(1,229)
Net Decrease in Net Assets Resulting from Operations	$(1,306)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(77)	$(111)
Net Realized Gain	947	3,879
Net Change in Unrealized Appreciation (Depreciation)	(2,176)	(6,851)
Net Decrease in Net Assets Resulting from Operations	(1,306)	(3,083)
Distributions from and/or in Excess of:
Class II:
Net Realized Gain	(3,842)	(5,428)
Capital Share Transactions:(1)
Class II:
Subscribed	529	1,216
Distributions Reinvested	3,842	5,428
Redeemed	(3,369)	(5,496)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,002	1,148
Total Decrease in Net Assets	(4,146)	(7,363)
Net Assets:
Beginning of Period	16,012	23,375
End of Period (Including Accumulated Net Investment Loss of $(1) and $(1))	$11,866	$16,012
(1) Capital Share Transactions:
Class II:
Shares Subscribed	41	58
Shares Issued on Distributions Reinvested	298	326
Shares Redeemed	(240)	(262)
Net Increase in Class II Shares Outstanding	99	122

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Small Company Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.43	$27.44	$16.67	$14.81	$16.87
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.08)	(0.12)	(0.15)	(0.07)	(0.08)
Net Realized and Unrealized Gain (Loss)	(0.91)	(3.58)	11.74	2.24	(1.30)
Total from Investment Operations	(0.99)	(3.70)	11.59	2.17	(1.38)
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	—	(0.68)
Net Realized Gain	(4.38)	(7.31)	(0.82)	(0.31)	—
Total Distributions	(4.38)	(7.31)	(0.82)	(0.31)	(0.68)
Net Asset Value, End of Period	$11.06	$16.43	$27.44	$16.67	$14.81
Total Return ++	(9.79)%	(13.86)%	71.33%	14.71%	(8.71)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,866	$16,012	$23,375	$18,771	$21,696
Ratio of Expenses to Average Net Assets (1)	1.25%+	1.24%+	1.25%+	1.25%+	1.25%+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.54)%+	(0.61)%+	(0.70)%+	(0.43)%+	(0.51)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.01%	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	39%	50%	46%	22%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.46%	2.41%	2.25%	2.05%	1.92%
Net Investment Loss to Average Net Assets	(1.75)%	(1.78)%	(1.70)%	(1.23)%	(1.18)%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio holds promissory notes it has made to certain investee companies for this same purpose, the details of which are disclosed in the Portfolio of Investments. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Effective at the close of business on May 30, 2014, the Portfolio suspended offering Class II shares of the Portfolio to new investors. The Portfolio will continue to offer Class II shares of the Portfolio to existing shareholders. The Portfolio may recommence offering Class II shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class II shares may be limited in amount and may commence and terminate without any prior notice.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$477	$—		$—		$477
Air Freight & Logistics	292	—		—		292
Biotechnology	495	—		—		495
Capital Markets	273	—		—		273
Chemicals	156	—		—		156
Consumer Finance	248	—		—		248
Electronic Equipment, Instruments & Components	112	—		—		112
Health Care Equipment & Supplies	128	—		—		128
Health Care Providers & Services	244	—		—		244
Health Care Technology	1,348	—		—		1,348
Hotels, Restaurants & Leisure	612	—		—		612
Internet & Catalog Retail	651	145		—		796
Internet Software & Services	2,542	236		—		2,778
Machinery	649	—		—		649
Multi-line Retail	65	—		—		65
Multi-Utilities	—	—		—	†	—	†
Pharmaceuticals	123	—		—		123
Professional Services	711	—		—		711
Software	1,002	60		—		1,062
Specialty Retail	738	—		—		738
Tech Hardware, Storage & Peripherals	56	—		—		56
Total Common Stocks	10,922	441		—	†	11,363	†
Preferred Stocks	—	—		9		9
Participation Note	8	—		—		8
Convertible Preferred Stock	—	—	@	—		—	@
Promissory Notes	—	—		14		14
Short-Term Investments
Investment Companies	1,677	—		—		1,677
Repurchase Agreements	—	190		—		190
Total Short-Term Investments	1,677	190		—		1,867
Total Assets	$12,607	$631		$23	†	$13,261	†

@  Value is less than $500.

†  Includes one security which is valued at zero.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, a security with a total value of less than $500 transfered from Level 3 to Level 2. The security was valued using significant observable inputs at December 31, 2014, and was valued using other significant unobservable inputs at December 31, 2015. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stocks (000)	Convertible Preferred Stock (000)		Promissory Notes (000)
Beginning Balance	$—	†	$18	$—	@	$18
Purchases	—		—	—		—
Sales	—		—	—		—
Amortization of discount	—		—	—		—
Transfers in	—		—	—		—
Transfers out	—		—	(—	@)	—
Corporate actions	—		—	—		—
Change in unrealized appreciation (depreciation)	—		(9)	—	@	(4)
Realized gains (losses)	—		—	—		—
Ending Balance	$—	†	$9	$—		$14
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$—		$(9)	$—	@	$(4)

@  Value is less than $500.

†  Includes one security which was valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range	Selected Value	Impact to Valuation from an Increase in Input
Internet Software & Services
Preferred Stock	$8	Liquidation Preference Method	Liquidation Value	$1.29	$1.29	$1.29	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	18.5%	20.5%	19.5%	Decrease
Perpetual Growth Rate	2.0%	3.0%	2.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	1.7	x	4.4	x	3.1	x	Increase
Discount for Lack of Marketability	20.0%	20.0%	20.0%	Decrease
Preferred Stock — Escrow	$1	Discount for Escrow	54.8%	54.8%	54.8%	Decrease
Promissory Note	$14	Market Transaction Method	Valuation at Issuance as a Percentage of Principal	100.0%	100.0%	100%	Increase
Cost of Debt	14.3%	14.3%	14.3%	Decrease
Valuation as a Percentage of Principal	66.9%	66.9%	66.9%	Increase

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,302	(a)	$—	$(1,302	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $1,316,000, of which approximately $1,316,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $37,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,316	$—	$—	$—	$1,316
Total Borrowings	$1,316	$—	$—	$—	$1,316
Gross amount of recognized liabilities for securities lending transactions					$1,316

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest, and other extraordinary expenses (including litigation), will not exceed 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $133,000 of advisory fees were waived and approximately $26,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: Effective May 1, 2015, the Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2015, this waiver amounted to approximately $16,000. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor will no longer waive a portion of the distribution fees that it may receive.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $5,352,000 and $8,113,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$1,229	$6,551	$6,103	$1	$1,677

During the year ended December 31, 2015, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$3,842	$179	$5,249

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$77	$1	$(78)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$990

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 90.6%.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015.

The Portfolio designated and paid approximately $3,842,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFSCGANN
1403836 EXP. 02.28.17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

U.S. Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Federal Tax Notice	19
Director and Officer Information	20

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the U.S. Real Estate Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,081.90	$1,020.16	$5.25	$5.09	1.00%
U.S. Real Estate Portfolio Class II	1,000.00	1,080.80	1,018.90	6.56	6.36	1.25

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 2.17%, net of fees, for Class I shares and 1.92%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed the Portfolio's benchmark, the FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned 3.20%, and outperformed the S&P 500® Index, which returned 1.38%.

Factors Affecting Performance

•  The real estate investment trust (REIT) market gained 3.20% in the 12-month period ending December 31, 2015, as measured by the Index. Property stocks have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. Share prices also appeared to fluctuate alongside various macro concerns including expectations for higher interest rates going forward and global economic growth concerns, with a particular focus on China's economic slowdown. REITs outperformed the broader equity market during the year, as property stocks in the U.S. gained on continued improvements in underlying property fundamentals and continued evidence of strong asset valuations in the underlying real estate markets.

•  Among the major sectors, the apartment and retail sectors modestly outperformed the Index. Apartment companies outperformed as investors appeared to continue to be impressed with favorable operating fundamentals and a plateauing of the supply pipeline. The retail sector outperformed as the owners of shopping centers outperformed, while the mall owners underperformed the Index. Mall stocks appeared to face negative sentiment due to surprisingly weak sales at a number of the large department store retailers. The office sector underperformed the Index. Within the office sector, companies with exposure to central business district (CBD) markets outperformed, while the secondary CBD/suburban companies underperformed the Index. The health care REITs significantly underperformed the Index. This appeared primarily to be due to investor concerns that increased supply in the senior housing sector may result in slower cash flow growth for a sector that is already priced at a premium valuation. Concerns with regard to the performance of the health care facility operators also led to concerns with regard to their net lease assets. Among the smaller sectors, the storage stocks posted the best performance due to very strong operating fundamentals, and the data centers posted comparable returns due to investor enthusiasm for the technology-driven demand drivers for this business. The industrial and net lease sectors underperformed the Index. The hotel sector was a significant underperformer. Negative investor sentiment intensified due to weaker earnings and disappointment with regard to the pricing of the sale of Starwood Hotels, despite continued evidence of strong pricing of hotels assets in the private market.

•  The Portfolio underperformed the Index for the period. Top-down sector allocation was neutral and bottom-up stock selection detracted from relative performance. From a bottom-up perspective, the Portfolio achieved favorable relative stock selection in the shopping center and net lease sectors. This was offset by the negative impact of stock selection in the hotel and apartment sectors. From a top-down perspective, the underweight to the diversified and health care sectors, and overweight to the apartment sector contributed to relative performance. This was more than offset by the overweight to the hotel sector and underweight to the data centers sector, which detracted from performance.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of CBD office assets, high-quality malls, upscale hotels, apartments, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of health care and net lease assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. The REIT sector gained 7.3% in the fourth quarter and 3.2% for the full year, as measured by the Index. With asset values for high-quality assets having fully recovered and now, on average, approximately 20% in excess of their all-time peak levels achieved in 2007, the overall REIT market ended the year at par to net asset values (NAVs), their

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

underlying private real estate values.(i) We see attractive value in many of the property sectors with hotels, CBD office and malls trading at the widest discounts to NAVs. However, there is a disparity in valuations with most property sectors at discounts to NAVs but finance-company/dividend-oriented stocks (health care, net lease) and storage sector trading at significant premiums to NAVs.

(i)  Source: Morgan Stanley Investment Management and Green Street Advisors, Inc., as of ending date December 31, 2015.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE NAREIT Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2015
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class I(4)	2.17%	10.66%	7.01%	10.28%
FTSE NAREIT Equity REITs Index	3.20	11.96	7.41	9.78
S&P 500® Index	1.38	12.57	7.31	7.11
Portfolio – Class II(5)	1.92	10.40	6.77	11.75
FTSE NAREIT Equity REITs Index	3.20	11.96	7.41	11.64
S&P 500® Index	1.38	12.57	7.31	8.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard and Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Apartments (18.8%)
Apartment Investment & Management Co., Class A REIT	87,890	$3,518
AvalonBay Communities, Inc. REIT	127,294	23,439
Camden Property Trust REIT	192,573	14,782
Equity Residential REIT	501,843	40,945
Essex Property Trust, Inc. REIT	25,900	6,201
		88,885
Data Centers (0.3%)
QTS Realty Trust, Inc., Class A REIT	29,137	1,314
Diversified (7.1%)
Lexington Realty Trust REIT	24,811	198
RMR Group, Inc. (The) (a)	2,139	31
Vornado Realty Trust REIT	334,551	33,442
		33,671
Health Care (6.1%)
Healthcare Realty Trust, Inc. REIT	92,531	2,620
Senior Housing Properties Trust REIT	192,719	2,860
Ventas, Inc. REIT	208,962	11,792
Welltower, Inc. REIT	170,405	11,593
		28,865
Industrial (5.4%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d)	11,760	6,628
DCT Industrial Trust, Inc. REIT	19,238	719
Duke Realty Corp. REIT	178,619	3,754
Liberty Property Trust REIT	128,235	3,982
ProLogis, Inc. REIT	206,115	8,846
Rexford Industrial Realty, Inc. REIT	94,170	1,541
		25,470
Lodging/Resorts (11.6%)
Chesapeake Lodging Trust REIT	205,470	5,170
Hilton Worldwide Holdings, Inc.	455,137	9,740
Host Hotels & Resorts, Inc. REIT	1,674,211	25,682
La Quinta Holdings, Inc. (a)	62,750	854
LaSalle Hotel Properties REIT	259,452	6,528
Starwood Hotels & Resorts Worldwide, Inc.	66,334	4,595
Xenia Hotels & Resorts, Inc. REIT	132,728	2,035
		54,604
Manufactured Homes (1.0%)
Equity Lifestyle Properties, Inc. REIT	71,770	4,785
Office (12.0%)
Boston Properties, Inc. REIT	189,468	24,165
BRCP REIT I, LP (a)(b)(c)(d)	2,928,671	185
BRCP REIT II, LP (a)(b)(c)(d)	7,155,500	4,164
Corporate Office Properties Trust REIT	113,070	2,468
Cousins Properties, Inc. REIT	469,225	4,425
Douglas Emmett, Inc. REIT	249,880	7,791
Hudson Pacific Properties, Inc. REIT	307,320	8,648
Mack-Cali Realty Corp. REIT	114,628	2,677
Paramount Group, Inc. REIT	115,689	2,094
		56,617
	Shares	Value (000)
Regional Malls (18.0%)
General Growth Properties, Inc. REIT	612,791	$16,674
Macerich Co. (The) REIT	13,378	1,080
Simon Property Group, Inc. REIT	321,952	62,600
WP GLIMCHER, Inc. REIT	441,660	4,686
		85,040
Retail Free Standing (2.5%)
National Retail Properties, Inc. REIT	119,737	4,795
Realty Income Corp. REIT	18,043	932
Spirit Realty Capital, Inc. REIT	85,210	854
STORE Capital Corp. REIT	229,315	5,320
		11,901
Self Storage (6.9%)
CubeSmart REIT	58,552	1,793
Public Storage REIT	106,687	26,426
Sovran Self Storage, Inc. REIT	38,070	4,085
		32,304
Shopping Centers (9.2%)
Acadia Realty Trust REIT	47,531	1,576
Brixmor Property Group, Inc. REIT	46,530	1,201
DDR Corp. REIT	74,457	1,254
Federal Realty Investment Trust REIT	15,478	2,261
Kimco Realty Corp. REIT	450,213	11,913
Regency Centers Corp. REIT	218,902	14,911
Tanger Factory Outlet Centers, Inc. REIT	320,456	10,479
		43,595
Total Common Stocks (Cost $301,578)		467,051
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $4,879)	4,878,596	4,879
Total Investments (99.9%) (Cost $306,457) (e)		471,930
Other Assets in Excess of Liabilities (0.1%)		314
Net Assets (100.0%)		$472,244

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2015.

(c)  Restricted security valued at fair value and not registered under the Securities Act of 1933, BRCP REIT I, LP was acquired between 12/04 - 5/08 and has a current cost basis of approximately $93,000. BRCP REIT II, LP was acquired between 1/07 - 4/11 and has a current cost basis of approximately $6,647,000. Cabot Industrial Value Fund II, LP was acquired between 3/07 - 5/09 and has a current cost basis of approximately $5,880,000. At December 31, 2015, these securities had an aggregate market value of approximately $10,977,000 representing 2.3% of net assets.

(d)  At December 31, 2015, the Portfolio held fair valued securities valued at approximately $10,977,000, representing 2.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.
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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(e)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $321,644,000. The aggregate gross unrealized appreciation is approximately $163,360,000 and the aggregate gross unrealized depreciation is approximately $13,074,000 resulting in net unrealized appreciation of approximately $150,286,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Apartments	18.8%
Regional Malls	18.0
Office	12.0
Lodging/Resorts	11.6
Shopping Centers	9.2
Diversified	7.1
Self Storage	6.9
Health Care	6.1
Industrial	5.4
Other*	4.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $301,578)	$467,051
Investment in Security of Affiliated Issuer, at Value (Cost $4,879)	4,879
Total Investments in Securities, at Value (Cost $306,457)	471,930
Foreign Currency, at Value (Cost $—@)	—	@
Dividends Receivable	2,229
Receivable for Investments Sold	1,509
Receivable for Portfolio Shares Sold	97
Receivable from Affiliate	—	@
Other Assets	20
Total Assets	475,785
Liabilities:
Payable for Investments Purchased	1,320
Payable for Portfolio Shares Redeemed	1,047
Payable for Advisory Fees	858
Payable for Servicing Fees	160
Payable for Distribution Fees — Class II Shares	59
Payable for Administration Fees	32
Payable for Professional Fees	13
Payable for Custodian Fees	11
Payable for Directors' Fees and Expenses	6
Payable for Transfer Agency Fees	3
Other Liabilities	32
Total Liabilities	3,541
NET ASSETS	$472,244
Net Assets Consist of:
Paid-in-Capital	$433,284
Accumulated Undistributed Net Investment Income	6,990
Accumulated Net Realized Loss	(133,503)
Unrealized Appreciation (Depreciation) on:
Investments	165,473
Foreign Currency Translations	(—	@)
Net Assets	$472,244
CLASS I:
Net Assets	$191,188
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,428,414 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$20.28
CLASS II:
Net Assets	$281,056
Net Asset Value, Offering and Redemption Price Per Share Applicable to 13,943,911 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$20.16

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$12,222
Dividends from Security of Affiliated Issuer (Note H)	3
Total Investment Income	12,225
Expenses:
Advisory Fees (Note B)	3,883
Distribution Fees — Class II Shares (Note E)	826
Administration Fees (Note C)	676
Servicing Fees (Note D)	430
Professional Fees	88
Custodian Fees (Note G)	42
Shareholder Reporting Fees	35
Transfer Agency Fees (Note F)	14
Directors' Fees and Expenses	12
Pricing Fees	4
Other Expenses	10
Expenses Before Non Operating Expenses	6,020
Investment Related Expenses	24
Total Expenses	6,044
Waiver of Advisory Fees (Note B)	(339)
Distribution Fees — Class II Shares Waived (Note E)	(100)
Rebate from Morgan Stanley Affiliate (Note H)	(2)
Net Expenses	5,603
Net Investment Income	6,622
Realized Gain:
Investments Sold	38,492
Change in Unrealized Appreciation (Depreciation):
Investments	(37,448)
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(37,448)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,044
Net Increase in Net Assets Resulting from Operations	$7,666

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,622	$6,523
Net Realized Gain	38,492	63,108
Net Change in Unrealized Appreciation (Depreciation)	(37,448)	52,644
Net Increase in Net Assets Resulting from Operations	7,666	122,275
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,568)	(2,804)
Class II:
Net Investment Income	(3,425)	(2,894)
Total Distributions	(5,993)	(5,698)
Capital Share Transactions:(1)
Class I:
Subscribed	32,454	39,566
Distributions Reinvested	2,568	2,804
Redeemed	(49,726)	(188,206)
Class II:
Subscribed	65,559	86,686
Distributions Reinvested	3,425	2,894
Redeemed	(67,754)	(52,149)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,474)	(108,405)
Total Increase (Decrease) in Net Assets	(11,801)	8,172
Net Assets:
Beginning of Period	484,045	475,873
End of Period (Including Accumulated Undistributed Net Investment Income of $6,990 and $6,723)	$472,244	$484,045
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,601	2,205
Shares Issued on Distributions Reinvested	134	154
Shares Redeemed	(2,480)	(10,607)
Net Decrease in Class I Shares Outstanding	(745)	(8,248)
Class II:
Shares Subscribed	3,232	4,803
Shares Issued on Distributions Reinvested	180	160
Shares Redeemed	(3,422)	(2,885)
Net Increase (Decrease) in Class II Shares Outstanding	(10)	2,078

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013		2012		2011
Net Asset Value, Beginning of Period	$20.13	$15.74	$15.59		$13.57		$12.91
Income (Loss) from Investment Operations:
Net Investment Income†	0.30	0.27	0.22		0.18		0.08
Net Realized and Unrealized Gain (Loss)	0.12	4.38	0.11		1.97		0.69
Total from Investment Operations	0.42	4.65	0.33		2.15		0.77
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	(0.26)	(0.18)		(0.13)		(0.11)
Net Asset Value, End of Period	$20.28	$20.13	$15.74		$15.59		$13.57
Total Return ++	2.17%	29.72%	2.05%		15.84%		5.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$191,188	$204,740	$289,874		$305,099		$277,481
Ratio of Expenses to Average Net Assets(1)	1.00%+	1.06%+^	1.10	%+	1.10	%+	1.09	%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%+	1.05%+	1.08	%+	1.08	%+	1.07	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.36%+	1.52%+	1.36	%+	1.19	%+	0.64	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00	%§	0.00	%§	0.00	%§
Portfolio Turnover Rate	26%	25%	17%		17%		18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07%	1.11%	N/A		N/A		N/A
Net Investment Income to Average Net Assets	2.29%	1.47%	N/A		N/A		N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective July 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2014, the maximum ratio was 1.10% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.02	$15.66	$15.52	$13.50	$12.84
Income (Loss) from Investment Operations:
Net Investment Income†	0.25	0.23	0.18	0.14	0.05
Net Realized and Unrealized Gain (Loss)	0.12	4.35	0.10	1.97	0.68
Total from Investment Operations	0.37	4.58	0.28	2.11	0.73
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.22)	(0.14)	(0.09)	(0.07)
Net Asset Value, End of Period	$20.16	$20.02	$15.66	$15.52	$13.50
Total Return ++	1.92%	29.43%	1.75%	15.62%	5.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$281,056	$279,305	$185,999	$177,358	$178,082
Ratio of Expenses to Average Net Assets(1)	1.25%+	1.31%+^	1.35%+	1.35%+	1.34%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25%+	1.30%+	1.33%+	1.33%+	1.32%+
Ratio of Net Investment Income to Average Net Assets(1)	2.11%+	1.27%+	1.11%+	0.94%+	0.39%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	26%	25%	17%	17%	18%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%	1.46%	1.45%	1.45%	1.44%
Net Investment Income to Average Net Assets	2.01%	1.12%	1.01%	0.84%	0.29%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective July 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class II shares. Prior to July 1, 2014, the maximum ratio was 1.35% for Class II shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (5) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions,

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$88,885	$—	$—	$88,885
Data Centers	1,314	—	—	1,314
Diversified	33,671	—	—	33,671
Health Care	28,865	—	—	28,865
Industrial	18,842	—	6,628	25,470
Lodging/Resorts	54,604	—	—	54,604
Manufactured Homes	4,785	—	—	4,785
Office	52,268	—	4,349	56,617
Regional Malls	85,040	—	—	85,040
Retail Free Standing	11,901	—	—	11,901
Self Storage	32,304	—	—	32,304
Shopping Centers	43,595	—	—	43,595
Total Common Stocks	456,074	—	10,977	467,051
Short-Term Investment Investment Company	4,879	—	—	4,879
Total Assets	$460,953	$—	$10,977	$471,930

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$16,612
Purchases	430
Sales	(6,121)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(1,159)
Change in unrealized appreciation (depreciation)	(1,070)
Realized gains (losses)	2,285
Ending Balance	$10,977
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$1,241

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stock	$6,628	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date, as applicable	Adjusted Capital Balance
Office
Common Stocks	$4,349	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date, as applicable	Adjusted Capital Balance

3.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $3,360,000 for which it will receive 3,360,000 shares of common stock. As of December 31,

2015, BRCP REIT I, LLC has drawn down approximately $2,929,000, which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $7,700,000 for which it will receive 7,700,000 shares of common stock. As of December 31, 2015, BRCP REIT II, LLC has drawn down approximately $7,156,000, which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund, LP, the Portfolio has made a subscription commitment of $6,300,000 for which it will receive 12,600 shares of common stock. As of December 31, 2015, Cabot Industrial Value Fund, LP has drawn down approximately $5,880,000 which represents 93.3% of the commitment.

4.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.73% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares and 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $339,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: Effective May 1, 2015, the Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2015, this waiver amounted to approximately $100,000. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor will no longer waive a portion of the distribution fees that it may receive.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $131,713,000 and $124,671,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$16,492	$69,109	$80,722	$3	$4,879

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,993	$—	$5,698	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT basis adjustments, securities sold with return of capital basis adjustment and nondeductible expenses, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(362)	$361	$1

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,422	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$118,316	December 31, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $37,230,000.

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 48.8%.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders 8.56% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015
Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
1403865 EXP. 02.28.17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Infrastructure Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Director and Officer Information	22

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Global Infrastructure Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$880.40	$1,020.82	$4.12	$4.43	0.87%
Global Infrastructure Portfolio Class II	1,000.00	879.20	1,019.56	5.31	5.70	1.12

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Portfolio seeks both capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –13.76%, net of fees, for Class I shares and –13.88%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares outperformed the Portfolio's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned –14.40%, but underperformed the S&P Global BMI Index, a proxy for global equities, which returned –1.58%.

Factors Affecting Performance

•  Infrastructure shares meaningfully declined 14.40% during the period, as measured by the Index. Among the major infrastructure sectors, the toll roads, gas distribution utilities, European regulated utilities, communications, and electricity transmission & distribution sectors outperformed the Index, while gas midstream and pipeline companies underperformed the Index. Among sectors with more modest benchmark weightings, the airports, water, and diversified sectors outperformed, while the ports sector underperformed.

•  The favorable performance achieved by global listed infrastructure securities over the last few years reversed in 2015, marked by greater volatility within certain sectors, most notably those related to energy infrastructure (i.e., gas midstream and pipeline companies). Macro considerations also provided a headwind in 2015.

•  Infrastructure shares ended the year on a difficult note, with significant losses in energy infrastructure providing a headwind for the asset class as a whole. Much of this decline was the result of ongoing weakness in crude prices, which highlighted the possibility of reduced growth opportunities and/or lower cash flows for some (but not all) energy infrastructure companies. This was exacerbated by concerns over some companies' ability to access attractive external capital markets funding. As a result of the ongoing decline in energy infrastructure share prices and the resultant high cost of capital, external equity capital markets funding has closed for most energy infrastructure companies over the near term. Increasingly, investors are questioning whether certain companies require a dividend cut to fund growth internally.

•  On a more positive note, outside of energy infrastructure we witnessed a relatively benign fundamental environment at the end of the year, with traffic/volume trends for most traditional transportation infrastructure companies continuing their healthy single-digit growth rates and utilities observing positive regulatory developments in a number of jurisdictions. In the U.S., utility performance exhibited considerable resilience despite the Federal Reserve's (Fed) decision to raise the fed funds rate by 25 basis points, underscoring our view that investors have already priced in higher interest rate levels than the current market.

•  For the reporting period, the Portfolio realized outperformance from both bottom-up stock selection and top-down positioning. From a bottom-up perspective, the Portfolio benefited from favorable stock selection in the toll roads, gas midstream, and communications sectors, which was partially offset by negative results from stock selection in the pipeline companies and airports sectors. From a top-down perspective, the Portfolio benefited from an underweight to gas midstream and overweights to toll roads, water, and communications. This was partially offset by relative losses from underweights to European regulated utilities, gas distribution utilities, and electricity transmission & distribution, as well as overweights to pipeline companies and power purchase agreement (PPA)-contracted renewables.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

•  Our research currently leads us to an overweighting in the Portfolio to a group of companies in the pipeline companies, toll roads, diversified, water, and communications sectors, and an underweighting to companies in the gas midstream, European regulated utilities, gas distribution utilities, electricity transmission & distribution, airports, and ports sectors. In addition, we have out-of-benchmark positions in PPA-contracted renewables and railroads, both of which we deem appropriate infrastructure investments under our definition of core infrastructure.

•  The year ending December 31, 2015 was a disappointing one for global infrastructure securities. While we believe some of the volatility exhibited in 2015 is likely to carry into 2016, driven in large part by broad macro concerns that have yet to resolve themselves (direction of interest rates, currencies, commodity prices, credit market liquidity, global economic growth trajectory more broadly and more specifically relating to China), we view the current period as a potentially attractive entry point for medium- to long-term investors. In a number of sectors, we are able to own companies at meaningful discounts to intrinsic value, translating to high single-digit to low double-digit equity internal rates of return well in excess of companies' cost of capital. Furthermore, for a growing number of companies, assets are trading below core value and may offer double-digit returns through income (i.e., the dividend yield) on existing assets alone. As a result, even without meaningful capital appreciation in 2016, the return of stability to equity market share prices has the potential to produce solid infrastructure returns. We are encouraged by the level of value in infrastructure securities today.

*  Performance shown for the Portfolio's Class I shares reflects the performance of the Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the Standard & Poor's Global BMI Index(2)

	Period Ended December 31, 2015
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(4)	–13.76%	10.13%	7.15%	7.87%
Dow Jones Brookfield Global Infrastructure IndexSM	–14.40	8.78	8.80	9.07
S&P Global BMI Index	–1.58	6.63	5.54	7.59
Portfolio – Class II(4)	–13.88	9.87	6.89	3.93
Dow Jones Brookfield Global Infrastructure IndexSM	–14.40	8.78	8.80	6.85
S&P Global BMI Index	–1.58	6.63	5.54	4.45

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure IndexSM for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 25 developed and 22 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On April 28, 2014, the Universal Institutional Funds, Inc., on behalf of the Portfolio, acquired substantially all of the assets and liabilities of Morgan Stanley Select Dimensions Investment Series – Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series – Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Portfolio. The Portfolio adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014. VIS Global Infrastructure's Class X shares commenced operations on March 1, 1990 and Class Y shares commenced operations on June 5, 2000.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (96.9%)
Australia (3.5%)
Macquarie Atlas Roads Group	232,826	$685
Sydney Airport	105,101	483
Transurban Group	198,685	1,509
		2,677
Brazil (1.8%)
Arteris SA	435,200	1,062
CCR SA	89,974	283
		1,345
Canada (14.7%)
Enbridge, Inc.	168,126	5,589
Hydro One Ltd. (a)(b)(c)	36,019	580
Inter Pipeline Ltd. (c)	69,372	1,113
Pembina Pipeline Corp. (c)	37,932	827
TransCanada Corp. (c)	92,826	3,032
		11,141
China (5.8%)
China Everbright International Ltd. (d)	447,000	570
Guangdong Investment Ltd. (d)	1,300,000	1,838
Hopewell Highway Infrastructure Ltd. (d)	4,111,500	1,982
		4,390
France (4.0%)
Aeroports de Paris (ADP)	390	45
Eutelsat Communications SA	19,584	585
Groupe Eurotunnel SE	3,410	42
SES SA	24,579	681
Vinci SA	26,440	1,696
		3,049
Italy (1.0%)
Atlantia SpA	27,376	725
Japan (1.1%)
Tokyo Gas Co., Ltd.	178,000	836
Mexico (0.3%)
Infraestructura Energetica Nova SAB de CV	46,746	195
Spain (4.7%)
Abertis Infraestructuras SA	15,300	239
Ferrovial SA	41,912	946
Saeta Yield SA	257,516	2,400
		3,585
Switzerland (0.9%)
Flughafen Zuerich AG (Registered)	952	714
United Kingdom (13.2%)
John Laing Group PLC (a)	814,631	2,521
National Grid PLC	333,689	4,590
Pennon Group PLC	62,726	796
Severn Trent PLC	31,866	1,022
United Utilities Group PLC	76,809	1,058
		9,987
	Shares	Value (000)
United States (45.9%)
American Tower Corp. REIT	54,980	$5,330
American Water Works Co., Inc.	14,380	859
Atmos Energy Corp.	24,140	1,522
CenterPoint Energy, Inc.	18,637	342
Cheniere Energy, Inc. (b)	15,427	575
Columbia Pipeline Group, Inc.	25,040	501
Crown Castle International Corp. REIT	37,336	3,228
Enbridge Energy Management LLC (b)	130,999	2,925
Eversource Energy	27,369	1,398
ITC Holdings Corp.	21,368	839
Kinder Morgan, Inc.	70,389	1,050
NiSource, Inc.	60,470	1,180
ONEOK, Inc.	9,510	234
Pattern Energy Group, Inc.	172,010	3,597
PG&E Corp.	62,677	3,334
SBA Communications Corp., Class A (b)	11,412	1,199
SemGroup Corp., Class A	5,863	169
Sempra Energy	33,631	3,162
Spectra Energy Corp.	77,026	1,844
Targa Resources Corp.	4,486	121
Union Pacific Corp.	6,320	494
Williams Cos., Inc. (The)	32,279	830
		34,733
Total Common Stocks (Cost $67,070)		73,377
Short-Term Investments (12.2%)
Securities held as Collateral on Loaned Securities (6.1%)
Investment Company (5.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	3,972,899	3,973
	Face Amount (000)
Repurchase Agreements (0.9%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $171; fully collateralized by a U.S. Government obligation; 2.00% due 11/30/22; valued at $175)	$171	171
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $498; fully collateralized by a U.S. Government agency security; 4.00% due 11/20/45; valued at $508)	498	498
		669
Total Securities held as Collateral on Loaned Securities (Cost $4,642)		4,642

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (6.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $4,596)	4,595,599	$4,596
Total Short-Term Investments (Cost $9,238)		9,238
Total Investments (109.1%) (Cost $76,308) Including $4,582 of Securities Loaned (e)(f)		82,615
Liabilities in Excess of Other Assets (-9.1%)		(6,865)
Net Assets (100.0%)		$75,750

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at December 31, 2015.

(d)  Security trades on the Hong Kong exchange.

(e)  The approximate fair value and percentage of net assets, $27,308,000 and 36.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $77,449,000. The aggregate gross unrealized appreciation is approximately $10,077,000 and the aggregate gross unrealized depreciation is approximately $4,911,000 resulting in net unrealized appreciation of approximately $5,166,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	33.0%
Communications	14.1
Electricity Transmission & Distribution	13.8
Toll Roads	10.5
Water	7.9
PPA Contracted Renewables	7.7
Other**	7.1
Short-Term Investment	5.9
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $67,739)	$74,046
Investments in Securities of Affiliated Issuer, at Value (Cost $8,569)	8,569
Total Investments in Securities, at Value (Cost $76,308)	82,615
Foreign Currency, at Value (Cost $44)	43
Dividends Receivable	301
Receivable for Investments Sold	158
Receivable for Portfolio Shares Sold	66
Tax Reclaim Receivable	23
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	83,209
Liabilities:
Collateral on Securities Loaned, at Value	4,642
Payable for Investments Purchased	2,608
Payable for Advisory Fees	61
Payable for Servicing Fees	54
Payable for Portfolio Shares Redeemed	32
Payable for Custodian Fees	24
Payable for Professional Fees	17
Payable for Administration Fees	5
Payable for Distribution Fees — Class II Shares	5
Payable for Transfer Agency Fees	1
Other Liabilities	10
Total Liabilities	7,459
NET ASSETS	$75,750
Net Assets Consist of:
Paid-in-Capital	$63,541
Accumulated Undistributed Net Investment Income	2,186
Accumulated Undistributed Net Realized Gain	3,718
Unrealized Appreciation (Depreciation) on:
Investments	6,307
Foreign Currency Translations	(2)
Net Assets	$75,750
CLASS I:
Net Assets	$52,323
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,388,617 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.08
CLASS II:
Net Assets	$23,427
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,323,278 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.05
(1) Including:
Securities on Loan, at Value:	$4,582

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $90 of Foreign Taxes Withheld)	$3,003
Income from Securities Loaned — Net	41
Dividends from Security of Affiliated Issuer (Note H)	1
Total Investment Income	3,045
Expenses:
Advisory Fees (Note B)	754
Administration Fees (Note C)	125
Professional Fees	101
Custodian Fees (Note G)	91
Servicing Fees (Note D)	80
Distribution Fees — Class II Shares (Note E)	69
Shareholder Reporting Fees	26
Pricing Fees	7
Offering Costs	7
Transfer Agency Fees (Note F)	5
Directors' Fees and Expenses	3
Other Expenses	3
Total Expenses	1,271
Waiver of Advisory Fees (Note B)	(430)
Distribution Fees — Class II Shares Waived (Note E)	(8)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	832
Net Investment Income	2,213
Realized Gain (Loss):
Investments Sold	3,851
Foreign Currency Transactions	(25)
Net Realized Gain	3,826
Change in Unrealized Appreciation (Depreciation):
Investments	(18,501)
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	(18,500)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(14,674)
Net Decrease in Net Assets Resulting from Operations	$(12,461)

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,213	$1,873
Net Realized Gain	3,826	11,826
Net Change in Unrealized Appreciation (Depreciation)	(18,500)	(1,045)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,461)	12,654
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,136)	(1,423)
Net Realized Gain	(6,657)	(8,270)
Class II:
Net Investment Income	(391)	(311)
Net Realized Gain	(2,588)	(2,086)
Total Distributions	(10,772)	(12,090)
Capital Share Transactions:(1)
Class I:
Subscribed	384	1,337
Issued due to a tax-free reorganization	—	17,217
Distributions Reinvested	7,793	9,693
Redeemed	(12,118)	(13,439)
Class II:
Subscribed	8,492	4,188
Issued due to a tax-free reorganization	—	6,927
Distributions Reinvested	2,979	2,397
Redeemed	(5,692)	(3,996)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,838	24,324
Total Increase (Decrease) in Net Assets	(21,395)	24,888
Net Assets:
Beginning of Period	97,145	72,257
End of Period (Including Accumulated Undistributed Net Investment Income of $2,186 and $1,525)	$75,750	$97,145
(1) Capital Share Transactions:
Class I:
Shares Subscribed	44	145
Shares Issued due to a tax-free reorganization	—	2,010
Shares Issued on Distributions Reinvested	962	1,130
Shares Redeemed	(1,440)	(1,455)
Net Increase (Decrease) in Class I Shares Outstanding	(434)	1,830
Class II:
Shares Subscribed	1,015	455
Shares Issued due to a tax-free reorganization	—	810
Shares Issued on Distributions Reinvested	369	280
Shares Redeemed	(684)	(434)
Net Increase in Class II Shares Outstanding	700	1,111

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Global Infrastructure Portfolio

	Class I*
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.31	$9.64	$9.19	$8.72	$8.13
Income (Loss) from Investment Operations:
Net Investment Income†	0.22	0.20	0.20	0.22	0.21
Net Realized and Unrealized Gain (Loss)	(1.36)	1.16	1.32	1.30	1.07
Total from Investment Operations	(1.14)	1.36	1.52	1.52	1.28
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.25)	(0.26)	(0.23)	(0.23)
Net Realized Gain	(0.93)	(1.44)	(0.81)	(0.82)	(0.46)
Total Distributions	(1.09)	(1.69)	(1.07)	(1.05)	(0.69)
Net Asset Value, End of Period	$7.08	$9.31	$9.64	$9.19	$8.72
Total Return ++	(13.76)%	15.63%	17.91%	18.69%	16.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52,323	$72,815	$57,746	$57,628	$58,998
Ratio of Expenses to Average Net Assets(1)	0.87%+	0.87%+	0.90%+	0.87%+	0.86%+
Ratio of Net Investment Income to Average Net Assets(1)	2.56%+	2.12%+	2.12%+	2.51%+	2.48%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	50%	40%	25%	28%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35%	1.26%	N/A	N/A	N/A
Net Investment Income to Average Net Assets	2.08%	1.73%	N/A	N/A	N/A

*  On April 28, 2014, the Portfolio acquired substantially all of the assets and liabilities of the Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure"). The Portfolio adopted the financial and performance history of VIS Global Infrastructure. Therefore, the per share data and the ratios of Class I shares reflect the historical per share data of Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Global Infrastructure Portfolio

	Class II*
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.27	$9.60	$9.16	$8.69	$8.10
Income (Loss) from Investment Operations:
Net Investment Income†	0.19	0.17	0.17	0.20	0.19
Net Realized and Unrealized Gain (Loss)	(1.34)	1.16	1.32	1.29	1.06
Total from Investment Operations	(1.15)	1.33	1.49	1.49	1.25
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.22)	(0.24)	(0.20)	(0.20)
Net Realized Gain	(0.93)	(1.44)	(0.81)	(0.82)	(0.46)
Total Distributions	(1.07)	(1.66)	(1.05)	(1.02)	(0.66)
Net Asset Value, End of Period	$7.05	$9.27	$9.60	$9.16	$8.69
Total Return ++	(13.88)%	15.28%	17.54%	18.44%	15.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,427	$24,330	$14,511	$14,506	$14,472
Ratio of Expenses to Average Net Assets(1)	1.12%+	1.12%+	1.15%+	1.12%+	1.11%+
Ratio of Net Investment Income to Average Net Assets(1)	2.31%+	1.87%+	1.87%+	2.26%+	2.23%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	50%	40%	25%	28%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.63%	1.59%	N/A	N/A	N/A
Net Investment Income to Average Net Assets	1.80%	1.40%	N/A	N/A	N/A

*  On April 28, 2014, the Portfolio acquired substantially all of the assets and liabilities of the Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure"). The Portfolio adopted the financial and performance history of VIS Global Infrastructure. Therefore, the per share data and the ratios of Class II shares reflect the historical per share data of Class Y shares of VIS Global Infrastructure for periods prior to April 28, 2014.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), seek to provide both capital appreciation and current income by investing primarily in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

On April 28, 2014, the Portfolio acquired the net assets of Morgan Stanley Select Dimensions Global Infrastructure Portfolio ("Global Infrastructure Portfolio"), an open-end investment company, based on the respective valuations as of the close of business on April 25, 2014, pursuant to a Plan of Reorganization approved by the shareholders of Global Infrastructure Portfolio on March 17, 2014 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,010,409 Class I shares of the Portfolio at a net asset value of $8.56 for 787,286 Class X shares of Global Infrastructure Portfolio; 810,385 Class II shares of the Portfolio at a net asset value of $8.55 for 316,316 Class Y shares of Global Infrastructure Portfolio; The net assets of Global Infrastructure Portfolio before the Reorganization were approximately $24,144,000, including unrealized appreciation of approximately $6,919,000 at April 25, 2014. The investment portfolio of Global Infrastructure Portfolio, with a fair value of approximately $24,089,000 and identified cost of approximately $17,171,000 on April 25, 2014, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Global Infrastructure Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $73,320,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $97,464,000.

Upon closing of the Reorganization, shareholders of Global Infrastructure Portfolio received shares of the Portfolio as follows:

Global Infrastructure Portfolio	UIF Global Infrastructure Portfolio
Class X	Class I
Class Y	Class II

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2014, are as follows:

Net investment income(1)	$2,193,000
Net realized gain and unrealized gain(2)	$12,013,000
Net increase (decrease) in net assets resulting from operations	$14,206,000

(1)Approximately $1,873,000 as reported, plus approximately $169,000 Global Infrastructure Portfolio prior to the Reorganization, plus approximately $151,000 of estimated pro-forma eliminated expenses.

(2)Approximately $10,781,000 as reported, plus approximately $1,232,000 Global Infrastructure Portfolio prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Infrastructure Portfolio that have been included in the Portfolio's Statement of Operations since April 28, 2014.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$—	$1,242	$—	$1,242
Communications	9,757	1,266	—	11,023
Diversified	342	3,467	—	3,809
Electricity Transmission & Distribution	6,151	4,590	—	10,741
Oil & Gas Storage & Transportation	24,869	836	—	25,705
PPA Contracted Renewables	3,597	2,400	—	5,997
Railroads	494	—	—	494
Toll Roads	—	8,223	—	8,223
Water	859	5,284	—	6,143
Total Common Stocks	46,069	27,308	—	73,377
Short-Term Investments
Investment Companies	8,569	—	—	8,569
Repurchase Agreements	—	669	—	669
Total Short-Term Investments	8,569	669	—	9,238
Total Assets	$54,638	$27,977	$—	$82,615

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4,582	(a)	$—	$4,582	(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $4,642,000, of which approximately $4,642,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $148,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$4,642	$—	$—	$—	$4,642
Total Borrowings	$4,642	$—	$—	$—	$4,642
Gross amount of recognized liabilities for securities lending transactions					$4,642

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs"), which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Portfolio.

Pursuant to the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares and 1.12% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $430,000 of advisory fees were waived pursuant to this arrangement.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: Effective May 1, 2015, the Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2015, this waiver amounted to approximately $8,000. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor will no longer waive a portion of the distribution fees that it may receive.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $43,061,000 and $49,937,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$10,117	$31,570	$33,118	$1	$8,569

During the year ended December 31, 2015, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,030	$8,742	$2,137	$9,953

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(25)	$25	$—

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,188	$4,858

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 77.5%.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Infrastructure Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Infrastructure Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the five years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders 30.49% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $8,742,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc., formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGINANN
1403765 EXP. 02.28.17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Strategist Portfolio
(formerly Global Tactical Asset Allocation Portfolio)

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	7
Statement of Assets and Liabilities	33
Statement of Operations	34
Statements of Changes in Net Assets	35
Financial Highlights	36
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	51
Federal Tax Notice	52
Director and Officer Information	53

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Global Strategist Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$952.70	$1,021.07	$4.04	$4.18	0.82%
Global Strategist Portfolio Class II	1,000.00	952.40	1,020.57	4.53	4.69	0.92

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

Global Strategist Portfolio

The Portfolio seeks total return. The Portfolio seeks to achieve total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers.

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –6.39%, net of fees, for Class I shares and –6.53%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned –2.36%, and underperformed the Customized MSIM Global Allocation Index (comprised of 60% MSCI All Country World Index, 30% Barclays Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned –3.51%. (Portfolio and benchmark index performance in U.S. dollar ("USD") terms).

Factors Affecting Performance*

•  Global equities were up 1.3% in local currency terms in 2015 (–2.4% USD), performing in line with bonds, which rose 1.3% in local currency terms (–2.6% USD), and outperforming commodities, which fell –32.9% USD.i The U.S. economic expansion gained momentum, and the U.S. Federal Reserve (Fed) hiked rates in December for the first time in over a decade, marking the end of the "ZIRP" (zero interest rate policy) regime. Meanwhile, China began exporting weakness to the rest of the world, and volatility spiked significantly in August as global growth fears mounted. Oil prices continued to tumble as OPEC (Organization of the Petroleum Exporting Countries) increased production, and inflation expectations fell across developed markets.

•  U.S. equities slightly outperformed global equities in 2015 (with the S&P 500 Index advancing +1.4%). Employment data finally broke out of its tepid range in October, with the unemployment rate falling to 5.0% and wage growth picking up to +2.5% year-over-year.ii Although strength in the labor market came as a relief, U.S. equities began to sell off in December as the realization of monetary policy normalization set in amid slowing global growth.

•  Eurozone equities gained +6.4% in local currency terms (as measured by the EUROSTOXX 50 Index) in 2015, but fell –4.4% in USD terms as the euro depreciated by –10.2% versus the U.S. dollar. Positive progress in the eurozone recovery was overshadowed by a second Greek debt crisis, which reached a boiling point in July, and then by investor fears over Europe's emerging market exposure during the sell-off in August and September. The European Central Bank (ECB) ended the year on a surprisingly hawkish note, disappointing investors by failing to increase easing measures.

•  Emerging market equities underperformed in 2015, with the MSCI Emerging Markets Index tumbling –15.0% in USD. Massive fiscal and monetary policy easing in China fueled a bubble in the Chinese equities market, which burst in June as growth data failed to respond to government efforts. Activity failed to stabilize during the second half of the year, and growth remained weak in both the manufacturing and services sectors. The MSCI China Index finished the year down –7.8% in USD after falling –28% from its April peak. Falling commodity prices and a deepening recession in Brazil (MSCI Brazil Index declined –41.4% in USD) also weighed on emerging market assets, and stalling progress on reforms halted the rally in India (MSCI India Index lost –6.1% in USD).

•  Japanese equities outperformed during 2015, with the MSCI Japan Index up +9.6% in local currency terms. Following early gains, Japan began to underperform during the second half of the year, as S&P downgraded its sovereign credit rating, citing disappointment with "Abenomics," and Japan narrowly escaped a technical recession during the third quarter.

•  The Portfolio's asset allocation mix of an average overweight in equities, an underweight in fixed income, an underweight in commodities, and an overweight in cash contributed positively to relative performance.

*  Certain of the Portfolio's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Portfolio's performance during the period.

(i)  Data sources for index returns: Bloomberg L.P., FactSet. Global equities, bonds and commodities are represented by the MSCI All Country World Index, the JPMorgan Global Government Bond Index Unhedged, and the S&P GSCI Total Return Index, respectively.

(ii)  Source: U.S. Bureau of Labor Statistics, data as of December 2015.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  The Portfolio's best-performing investments in 2015 were positions with indirect exposure to our China slowdown theme, including underweight positions in China-sensitive currencies, global machinery stocks versus global equities, and copper. However, these gains were offset by losses from positions with direct exposure to China (underweight Chinese A-shares, underweight Chinese H-shares versus global equities), as we were stopped out of the majority of these positions before the bubble in Chinese equities ultimately burst.

•  Tactical overweight positions in eurozone and global equities, which we initiated once sentiment reached an extreme in September, contributed positively to performance, as did our Swedish reflation theme (overweight Swedish krona versus Swiss franc, underweight Swedish versus German 10-year rates), and our overweight Russia theme (overweight Russian ruble and Russian bonds).

•  Our higher U.S. rates/Fed behind the curve theme detracted from performance: underweight positions in U.S. 5-year and 2-year rates, overweight positions in gold mining stocks versus U.S. equities and in U.S. 10-year inflation breakevens. Within this theme, underweight positions in U.S. credit spreads contributed positively (U.S. high yield credit spreads increased by over +200 basis points during the yeariii).

•  Our eurozone recovery theme also detracted from performance, including overweight positions in eurozone versus U.S. equities, and an underweight position in European staples stocks versus European equities. An overweight position in Greek bonds contributed positively to performance.

•  Our overweight energy theme (overweight U.S. energy stocks versus U.S. equities; overweight Brent oil) also detracted.

Management Strategiesiv

•  As of December 31, 2015, the Portfolio's allocation was approximately 58% global equities, 31% global fixed income, 0% commodities and 11% cash.

•  Heading into 2016, we are cautious on risky assets. We expect global growth to be soft due to slowing growth in China and emerging markets, with neither stocks nor bonds generating positive returns in 2016. However, we do see pockets of opportunity in financial markets where fundamentals are still improving, such as Sweden and Europe, and where assets are mispriced: we believe that inflation in the U.S. is normalizing, and we are constructive real and inflation-sensitive assets including U.S. inflation breakevens; we believe the bull market in Japan is over, and are underweight Japanese equities; and we think the Chinese renminbi is still at record highs in trade-weighted terms, and that the currency is likely to depreciate further in the medium term.

•  We are underweight U.S. equities. The U.S. economy is in the late stages of the cycle and margins are peaking. Our earnings models point to only 2-3% earnings per share (EPS) growth in 2016 (versus consensus expectations for 7.5% EPS growth), as wages and unit labor costs rise amid disappointing growth. Taking into account our forecast for a 5% earnings miss, and our expectation for roughly 7-10% multiple compression (a Fed tightening cycle has historically caused 10-15% multiple compression, on average), we believe that U.S. equities are unlikely to produce positive returns in 2016.

•  We are overweight eurozone equities. We believe that the eurozone economic recovery will continue, with gross domestic product (GDP) growth accelerating to 1.8% in 2016. Eurozone unemployment has declined by 1% over the last year, and we expect this pace of cyclical improvement to persist through 2016. We also expect the weaker currency and lower energy prices to provide an ongoing tailwind. We expect GDP acceleration to drive robust earnings growth, particularly relative to the U.S., where we think the prospects for economic growth are weakening and 2016 consensus earnings expectations are likely to be disappointed. In contrast, we believe that eurozone earnings will beat consensus expectations, growing +9% in 2016 versus +7.5% expected by consensus. In addition, we expect monetary policies in the eurozone and the U.S. to continue to diverge as the Fed hikes rates while the ECB expands its balance sheet, supporting relative eurozone valuations.

•  We are underweight Japanese equities. We believe the bull market in Japan is over. In contrast to the hype about "Abenomics," Japanese wages and consumption have flat-lined and employment growth is anemic. According to the Bank of Japan, trend GDP growth is only 0.25%, and as the Japanese economy is already quite advanced in its economic cycle, we expect growth to continue to slow (to 0.5% real GDP growth in 2016). 2015 profits were still

(iii)  Data based on the Barclays U.S. Corporate High Yield Index.

(iv)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; consensus estimates sourced from Thomson Reuters IBES.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

strong, boosted by corporate tax cuts and the lagged effects of a lower yen, but these impacts are waning. Japan's sensitivity to China also exposes its economy to weakness, and we expect the ongoing emerging markets slowdown to exacerbate the already vulnerable situation, making it particularly difficult for Japan to reach its goal of continued inflation acceleration. As a result, we expect that the market will increasingly recognize that Abenomics' three components — monetary easing, fiscal stimulus and structural reform — have largely failed.

•  We are neutral on emerging market equities. Although some leading indicators of Chinese growth had appeared to stabilize in the second half of 2015, activity has remained weak and credit, liquidity, and property momentum has since stalled. The emerging market manufacturing PMI (Purchasing Managers Index), excluding China, fell to a post-crisis low in November and remains in contraction territory. The Chinese central bank's announced intention to weaken its currency relative to a basket of trade partner currencies bears negative implications for growth and inflation throughout emerging markets. Moreover, China's massive monetary and fiscal policy easing still fails to address its structural excesses of over-indebtedness and overinvestment, which we expect to remain a headwind for broad emerging market growth over the medium term.

•  We are neutral on fixed income. We expect the U.S. Fed to continue in normalizing rates, as the U.S. domestic economy is doing okay, the labor market is becoming tight, and we're at the point where, historically, wages have begun to accelerate. That being said, the global growth outlook remains at risk, and U.S. manufacturing PMIs softened during the fourth quarter. We are actively monitoring the extent to which manufacturing weakness could spread to housing, investment and consumption, or whether this weakness will be reversed. If China weakens substantially, the Fed may moderate the pace and magnitude of hikes, and U.S. bonds could outperform. However, if China only slows moderately and the U.S. domestic economy continues to grow at a moderate pace, the Fed will likely have a bias to tighten, and it is typically difficult for bonds to make significant headway while interest rates are being raised.

•  In sum, our main themes are centered around the eurozone economic recovery with particular outperformance in Sweden, the unwinding of the yield bubble, the slowdown in China and the commodity supply chain, and a few idiosyncratic themes such as the aerospace cycle peaking.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI All Country World Index(1) and the Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2015
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	–6.39%	3.98%	3.06%	3.53%
MSCI All Country World Index	–2.36	6.09	4.76	5.61
Customized MSIM Global Allocation Index	–3.51	3.42	4.05	—
Portfolio — Class II(5)	–6.53	—	—	3.96
MSCI All Country World Index	–2.36	—	—	6.56
Customized MSIM Global Allocation Index	–3.51	—	—	3.59

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Barclay Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the portfolio benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (42.4%)
Agency Fixed Rate Mortgages (2.9%)
United States (2.9%)
Federal Home Loan Mortgage Corporation, Gold Pools: 3.50%, 1/1/44 - 6/1/45	$820	$846
January TBA: 3.50%, 1/1/31 (a)	350	366
4.00%, 1/1/46 (a)	444	469
Federal National Mortgage Association, Conventional Pools: 3.00%, 5/1/30 - 4/1/45	438	444
3.50%, 4/1/29	158	165
4.00%, 11/1/41 - 4/1/45	653	693
4.50%, 3/1/41 - 11/1/44	418	455
5.00%, 1/1/41 - 3/1/41	186	207
6.00%, 1/1/38	37	42
6.50%, 8/1/38	7	8
Government National Mortgage Association, January TBA: 3.50%, 1/20/46 (a)	110	114
Various Pools: 3.50%, 12/15/43	206	215
4.00%, 7/15/44	103	110
Total Agency Fixed Rate Mortgages (Cost $4,137)		4,134
Asset-Backed Securities (0.3%)
United States (0.3%)
CVS Pass-Through Trust 6.04%, 12/10/28	177	195
Louisiana Public Facilities Authority 0.00%, 4/26/27 (b)	109	109
North Carolina State Education Assistance Authority 1.12%, 7/25/25 (b)	93	91
Total Asset-Backed Securities (Cost $376)		395
Collateralized Mortgage Obligations — Agency Collateral Series (0.2%)
United States (0.2%)
Federal Home Loan Mortgage Corporation, 2.36%, 7/25/22	99	98
2.40%, 6/25/22	245	244
Total Collateralized Mortgage Obligations — Agency Collateral Series (Cost $351)		342
Commercial Mortgage-Backed Securities (1.1%)
United States (1.1%)
COMM Mortgage Trust, 3.28%, 1/10/46	45	45
3.96%, 3/10/47	144	150
4.74%, 7/15/47 (b)(c)	100	87
Commercial Mortgage Pass-Through Certificates, 2.82%, 10/15/45	57	56
4.24%, 2/10/47 (b)	77	83
	Face Amount (000)		Value (000)
Extended Stay America Trust, 2.96%, 12/5/31 (c)		$100	$100
JPMBB Commercial Mortgage Securities Trust, 3.96%, 9/15/47 (b)(c)		100	81
4.56%, 9/15/47 (b)(c)		102	82
4.66%, 8/15/47 (b)(c)		144	121
NLY Commercial Mortgage Trust, 1.53%, 11/15/30 (b)(c)		69	69
UBS-Barclays Commercial Mortgage Trust, 3.53%, 5/10/63		40	41
Wells Fargo Commercial Mortgage Trust, 1.36%, 2/15/27 (b)(c)		199	197
3.94%, 8/15/50 (c)		245	198
WF-RBS Commercial Mortgage Trust, 3.99%, 5/15/47 (c)		150	123
3.99%, 10/15/57 (b)(c)		144	119
Total Commercial Mortgage-Backed Securities (Cost $1,603)			1,552
Corporate Bonds (10.2%)
Australia (0.6%)
Australia & New Zealand Banking Group Ltd., 4.88%, 1/12/21 (c)		100	110
5.13%, 9/10/19	EUR	100	124
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		$70	66
Commonwealth Bank of Australia, 5.00%, 3/19/20 (c)		50	55
Macquarie Bank Ltd., 6.63%, 4/7/21 (c)		85	95
Origin Energy Finance Ltd., 3.50%, 10/9/18 (c)		200	195
Telstra Corp., Ltd., 3.13%, 4/7/25 (c)		55	53
Transurban Finance Co. Pty Ltd., 4.13%, 2/2/26 (c)		70	69
Wesfarmers Ltd., 1.87%, 3/20/18 (c)		25	25
2.98%, 5/18/16 (c)		75	76
			868
Belgium (0.1%)
Anheuser-Busch InBev Finance, Inc., 3.70%, 2/1/24		125	128
Brazil (0.0%)
Vale Overseas Ltd., 6.88%, 11/21/36		75	53
Canada (0.1%)
Barrick Gold Corp., 4.10%, 5/1/23		25	21
Brookfield Asset Management, Inc., 5.80%, 4/25/17		35	36
Goldcorp, Inc., 3.70%, 3/15/23		73	67
			124

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
China (0.3%)
Baidu, Inc., 3.25%, 8/6/18		$225	$228
Want Want China Finance Ltd., 1.88%, 5/14/18 (c)		200	196
			424
Colombia (0.1%)
Ecopetrol SA, 5.88%, 9/18/23		110	101
France (1.0%)
AXA SA, 3.94%, 11/7/24 (b)(d)	EUR	200	215
Banque Federative du Credit Mutuel SA, 2.00%, 9/19/19		200	230
BNP Paribas SA, 5.00%, 1/15/21		$85	94
MTN 4.25%, 10/15/24		200	198
BPCE SA, 5.15%, 7/21/24 (c)		200	202
Credit Agricole Assurances SA, 4.25%, 1/13/25 (b)(d)	EUR	200	207
Credit Agricole SA, 3.90%, 4/19/21		50	61
Electricite de France SA, 5.00%, 1/22/26 (b)(d)		100	107
LVMH Moet Hennessy Louis Vuitton SE, 1.63%, 6/29/17 (c)		$75	75
			1,389
Germany (0.6%)
Bayer AG, 3.75%, 7/1/74 (b)	EUR	100	110
KFW, 4.00%, 1/16/19	AUD	500	379
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, 6.00%, 5/26/41 (b)	EUR	100	128
Vier Gas Transport GmbH, 3.13%, 7/10/23		100	122
Volkswagen International Finance N.V., 2.38%, 3/22/17 (c)		$100	100
			839
Hong Kong (0.1%)
Hutchison Whampoa International 14 Ltd., 1.63%, 10/31/17 (c)		200	198
Italy (0.3%)
Assicurazioni Generali SpA, 10.13%, 7/10/42 (b)	EUR	100	145
FCA Capital Ireland PLC, 1.38%, 4/17/20		100	108
Intesa Sanpaolo SpA, 6.50%, 2/24/21 (c)		$100	113
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	30	43
	Face Amount (000)		Value (000)
UniCredit SpA, 4.25%, 7/29/16	EUR	50	$56
			465
Korea, Republic of (0.2%)
Export-Import Bank of Korea, 4.00%, 1/14/24		$200	212
Malaysia (0.1%)
Petronas Capital Ltd., 3.50%, 3/18/25 (c)		200	193
Netherlands (0.6%)
ABN Amro Bank N.V., 2.50%, 10/30/18 (c)		200	201
3.63%, 10/6/17	EUR	50	58
ASR Nederland N.V., 5.00%, 9/30/24 (b)(d)		200	215
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.88%, 2/8/22		$50	53
Series G 3.75%, 11/9/20	EUR	50	60
ING Bank N.V., 5.80%, 9/25/23 (c)		$200	218
Shell International Finance BV, 2.13%, 5/11/20		100	98
			903
Spain (0.4%)
Banco Bilbao Vizcaya Argentaria SA, 3.63%, 1/18/17	EUR	50	56
Santander Issuances SAU, 2.50%, 3/18/25		200	204
Telefonica Emisiones SAU, 4.71%, 1/20/20		200	249
			509
Switzerland (0.4%)
ABB Treasury Center USA, Inc., 4.00%, 6/15/21 (c)		$50	52
Aquarius and Investments PLC for Zurich Insurance Co., Ltd., 4.25%, 10/2/43 (b)	EUR	150	178
Credit Suisse AG, 0.63%, 11/20/18		200	219
6.00%, 2/15/18		$25	27
Glencore Funding LLC, 4.13%, 5/30/23 (c)		100	74
Novartis Capital Corp., 4.40%, 5/6/44		75	78
			628
Thailand (0.1%)
PTT Exploration & Production PCL, 3.71%, 9/16/18 (c)		200	206
United Kingdom (0.9%)
Abbey National Treasury Services PLC, 4.00%, 3/13/24		50	52
BAT International Finance PLC, 5.38%, 6/29/17	EUR	50	59

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38		$25	$32
Heathrow Funding Ltd., 4.60%, 2/15/20	EUR	50	59
4.88%, 7/15/23 (c)		$100	108
HSBC Holdings PLC, 4.25%, 3/14/24		200	201
Imperial Tobacco Finance PLC, 8.38%, 2/17/16	EUR	50	55
Lloyds Bank PLC, 6.50%, 3/24/20		150	198
Nationwide Building Society, 6.25%, 2/25/20 (c)		$270	309
NGG Finance PLC, 5.63%, 6/18/73 (b)	GBP	100	152
			1,225
United States (4.3%)
AbbVie, Inc., 3.60%, 5/14/25		$75	74
4.70%, 5/14/45		25	25
Actavis Funding SCS, 3.80%, 3/15/25		25	25
Altria Group, Inc., 2.85%, 8/9/22		30	29
5.38%, 1/31/44		55	59
American International Group, Inc., 4.88%, 6/1/22		50	54
Apple, Inc., 3.85%, 5/4/43		50	46
AT&T, Inc., 6.30%, 1/15/38		75	82
AvalonBay Communities, Inc., 2.95%, 9/15/22		50	50
Bank of America Corp., 5.70%, 1/24/22		25	28
MTN 4.00%, 4/1/24		120	123
4.20%, 8/26/24		50	50
4.25%, 10/22/26		34	34
5.00%, 1/21/44		70	73
Baxalta, Inc., 4.00%, 6/23/25 (c)		125	124
Bayer US Finance LLC, 3.38%, 10/8/24 (c)		200	202
Boston Properties LP, 3.85%, 2/1/23		75	77
Burlington Northern Santa Fe LLC, 4.55%, 9/1/44		75	73
CCO Safari II LLC, 4.91%, 7/23/25 (c)		125	125
6.48%, 10/23/45 (c)		50	50
Citigroup, Inc., 5.50%, 9/13/25		75	82
6.68%, 9/13/43		20	25
8.13%, 7/15/39		75	108
	Face Amount (000)	Value (000)
Coca-Cola Co., 3.20%, 11/1/23	$100	$104
Comcast Corp., 4.60%, 8/15/45	30	30
Enterprise Products Operating LLC, 3.35%, 3/15/23	50	45
5.25%, 1/31/20	35	37
Five Corners Funding Trust, 4.42%, 11/15/23 (c)	200	209
Ford Motor Credit Co., LLC, 4.21%, 4/15/16	100	101
General Electric Capital Corp., 5.30%, 2/11/21	100	113
MTN 5.88%, 1/14/38	25	31
Series G 6.00%, 8/7/19	145	164
General Motors Financial Co., Inc., 4.30%, 7/13/25	100	97
Genworth Holdings, Inc., 7.20%, 2/15/21	50	42
Gilead Sciences, Inc., 3.65%, 3/1/26	75	76
4.80%, 4/1/44	25	25
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	125	147
MTN 4.80%, 7/8/44	25	25
Hewlett Packard Enterprise Co., 3.60%, 10/15/20 (c)	125	125
Home Depot, Inc., 5.88%, 12/16/36	50	61
HSBC Finance Corp., 6.68%, 1/15/21	50	57
HSBC USA, Inc., 3.50%, 6/23/24	100	100
International Business Machines Corp., 1.95%, 2/12/19	100	101
JPMorgan Chase & Co., 3.20%, 1/25/23	25	25
3.88%, 2/1/24	70	72
4.25%, 10/15/20	50	53
4.63%, 5/10/21	140	151
Kinder Morgan Energy Partners LP, 4.15%, 2/1/24	50	43
Kinder Morgan, Inc., 4.30%, 6/1/25	50	43
Liberty Mutual Group, Inc., 4.85%, 8/1/44 (c)	25	23
McDonald's Corp., 3.38%, 5/26/25	100	98
Medtronic, Inc., 3.63%, 3/15/24	100	103
4.63%, 3/15/45	25	26
Merck & Co., Inc., 2.80%, 5/18/23	100	100
Monongahela Power Co., 5.40%, 12/15/43 (c)	50	56

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
NBC Universal Media LLC, 4.38%, 4/1/21		$130	$141
NetApp, Inc., 2.00%, 12/15/17		25	25
Ohio Power Co., Series M 5.38%, 10/1/21		75	84
Omnicom Group, Inc., 3.63%, 5/1/22		30	30
3.65%, 11/1/24		32	32
Oncor Electric Delivery Co., LLC, 6.80%, 9/1/18		80	89
Oracle Corp., 3.40%, 7/8/24		75	76
PepsiCo, Inc., 3.60%, 3/1/24		100	105
Philip Morris International, Inc., 2.13%, 5/30/19	EUR	100	115
Plains All American Pipeline LP/PAA Finance Corp., 6.70%, 5/15/36		$60	54
8.75%, 5/1/19		110	121
PPL WEM Ltd./Western Power Distribution Ltd., 3.90%, 5/1/16 (c)		60	60
Principal Financial Group, Inc., 8.88%, 5/15/19		50	60
Prudential Financial, Inc., MTN 6.63%, 12/1/37		40	49
QUALCOMM, Inc., 4.65%, 5/20/35		100	93
Spectra Energy Capital LLC, 7.50%, 9/15/38		50	50
Tyco International Finance SA, 3.90%, 2/14/26		75	75
UnitedHealth Group, Inc., 3.75%, 7/15/25		100	103
4.25%, 3/15/43		25	24
Verizon Communications, Inc., 4.67%, 3/15/55		82	71
5.01%, 8/21/54		94	86
Visa, Inc., 3.15%, 12/14/25		150	150
Wal-Mart Stores, Inc., 2.55%, 4/11/23		175	173
Wells Fargo & Co., 4.13%, 8/15/23		40	42
Series M 3.45%, 2/13/23		100	100
Zimmer Biomet Holdings, Inc., 5.75%, 11/30/39		50	55
			6,164
Total Corporate Bonds (Cost $14,830)			14,629
	Face Amount (000)		Value (000)
Mortgages — Other (0.4%)
United States (0.4%)
Freddie Mac Whole Loan Securities Trust, 3.00%, 9/25/45		$197	$194
3.50%, 5/25/45 - 9/25/45		370	375
4.00%, 5/25/45		49	51
Total Mortgages — Other (Cost $621)			620
Sovereign (14.1%)
Australia (0.4%)
Australia Government Bond, 3.25%, 4/21/25	AUD	700	528
Austria (0.2%)
Austria Government Bond, 1.20%, 10/20/25 (c)	EUR	200	224
			224
Belgium (0.4%)
Belgium Government Bond, 0.80%, 6/22/25 (c)		250	268
3.00%, 9/28/19		190	230
			498
Bermuda (0.2%)
Bermuda Government International Bond, 4.85%, 2/6/24 (c)		$200	207
Canada (1.1%)
Canadian Government Bond, 1.50%, 6/1/23	CAD	1,000	739
3.25%, 6/1/21		1,060	863
			1,602
China (0.1%)
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20 (c)		$200	197
France (1.1%)
Credit Mutuel - CIC Home Loan SFH, 1.50%, 11/16/17 (c)		200	199
France Government Bond OAT, 3.25%, 5/25/45	EUR	350	484
5.50%, 4/25/29		500	818
			1,501
Germany (0.4%)
Bundesrepublik Deutschland, 1.00%, 8/15/25		300	337
4.25%, 7/4/39		150	257
			594
Greece (0.3%)
Hellenic Republic Government Bond, 3.00%, 2/24/23 - 2/24/42 (e)		680	457
Hungary (0.3%)
Hungary Government International Bond, 5.38%, 3/25/24		$52	57
5.75%, 11/22/23		360	404
			461

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Indonesia (0.4%)
Indonesia Government International Bond, 5.88%, 1/15/24 (c)		$400	$430
Perusahaan Listrik Negara PT, 5.50%, 11/22/21		200	204
			634
Ireland (0.1%)
Ireland Government Bond, 5.40%, 3/13/25	EUR	80	119
Italy (1.7%)
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25		900	979
1.65%, 3/1/32 (c)		400	414
2.35%, 9/15/24 (c)		875	1,099
			2,492
Japan (2.7%)
Japan Government Ten Year Bond, 0.50%, 9/20/24	JPY	65,000	556
1.10%, 3/20/21		90,000	791
Japan Government Thirty Year Bond, 1.70%, 6/20/33		170,000	1,623
2.00%, 9/20/40		87,000	856
			3,826
Korea, Republic of (0.1%)
Korea Development Bank (The), 3.88%, 5/4/17		$200	205
Mexico (0.2%)
Mexican Bonos, MTN 8.00%, 6/11/20	MXN	3,000	192
Petroleos Mexicanos, 6.38%, 1/23/45		$110	93
			285
Netherlands (0.2%)
Netherlands Government Bond, 0.25%, 7/15/25 (c)	EUR	300	310
New Zealand (0.9%)
New Zealand Government Bond, 4.50%, 4/15/27	NZD	700	520
5.50%, 4/15/23		1,050	824
			1,344
Poland (0.5%)
Poland Government Bond, 4.00%, 10/25/23	PLN	2,700	747
Spain (0.9%)
Spain Government Bond, 2.15%, 10/31/25 (c)	EUR	650	731
Spain Government Inflation Linked Bond, 1.00%, 11/30/30 (c)		310	331
1.80%, 11/30/24 (c)		221	263
			1,325
	Face Amount (000)		Value (000)
United Kingdom (1.9%)
United Kingdom Gilt, 2.75%, 9/7/24	GBP	620	$979
4.25%, 6/7/32 - 9/7/39		910	1,701
			2,680
Total Sovereign (Cost $21,147)			20,236
U.S. Treasury Securities (13.2%)
United States (13.2%)
U.S. Treasury Bond, 3.50%, 2/15/39		$1,050	1,162
U.S. Treasury Inflation Indexed Bonds, 0.25%, 1/15/25		1,908	1,823
0.38%, 7/15/25		15,744	15,255
U.S. Treasury Note, 2.38%, 6/30/18		800	823
Total U.S. Treasury Securities (Cost $19,106)			19,063
Total Fixed Income Securities (Cost $62,171)			60,971
	Shares
Common Stocks (47.1%)
Australia (0.8%)
AGL Energy Ltd.		677	9
Alumina Ltd.		7,072	6
Amcor Ltd.		2,089	20
AMP Ltd.		5,422	23
ASX Ltd.		375	12
Australia & New Zealand Banking Group Ltd.		4,767	96
BHP Billiton Ltd.		4,416	57
Brambles Ltd.		2,319	19
CIMIC Group Ltd.		311	6
Coca-Cola Amatil Ltd.		403	3
Commonwealth Bank of Australia		1,913	118
CSL Ltd.		753	58
Evolution Mining Ltd.		11,859	12
Fortescue Metals Group Ltd.		2,175	3
GPT Group REIT		5,821	20
Incitec Pivot Ltd.		3,371	10
Insurance Australia Group Ltd.		3,794	15
Macquarie Group Ltd.		541	32
National Australia Bank Ltd.		3,553	78
Newcrest Mining Ltd. (f)		6,387	60
Northern Star Resources Ltd.		8,079	16
OceanaGold Corp. CDI		1,109	2
Orica Ltd.		817	9
Origin Energy Ltd.		1,806	6
Orora Ltd.		2,089	3
QBE Insurance Group Ltd.		2,655	24
Recall Holdings Ltd.		457	2
Rio Tinto Ltd.		594	19
Santos Ltd.		1,493	4
Scentre Group REIT		7,639	23
Shopping Centres Australasia Property Group REIT		338	1

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
South32 Ltd. (f)	7,996	$6
South32 Ltd. (f)	4,416	3
Star Entertainment Grp Ltd. (The)	278	1
Stockland REIT	6,842	20
Suncorp Group Ltd.	2,222	20
Sydney Airport	562	3
Tabcorp Holdings Ltd.	285	1
Telstra Corp., Ltd.	5,482	22
Transurban Group	2,557	20
Treasury Wine Estates Ltd.	1,224	7
Wesfarmers Ltd.	1,477	45
Westfield Corp. REIT	3,501	24
Westpac Banking Corp.	3,877	94
Woodside Petroleum Ltd.	832	18
Woolworths Ltd.	1,601	28
		1,078
Austria (0.0%)
BUWOG AG (f)	47	1
Erste Group Bank AG (f)	537	17
Immofinanz AG (f)	955	2
Verbund AG	128	2
Voestalpine AG	270	8
		30
Belgium (0.1%)
Ageas	374	17
Anheuser-Busch InBev N.V.	941	116
Colruyt SA	121	6
Groupe Bruxelles Lambert SA	202	17
KBC Groep N.V.	195	12
Solvay SA	98	11
UCB SA	19	2
Umicore SA	216	9
		190
Canada (0.9%)
Agnico-Eagle Mines Ltd.	200	5
Agnico-Eagle Mines Ltd.	1,400	37
Agrium, Inc.	200	18
Bank of Montreal	500	28
Bank of Nova Scotia	800	32
Barrick Gold Corp.	1,100	8
Barrick Gold Corp.	37,030	273
BCE, Inc.	1,000	39
Blackberry Ltd. (f)	500	5
Brookfield Asset Management, Inc., Class A	1,050	33
Cameco Corp.	500	6
Canadian Imperial Bank of Commerce	500	33
Canadian National Railway Co.	1,000	56
Canadian Natural Resources Ltd.	1,000	22
Canadian Pacific Railway Ltd.	200	26
Cenovus Energy, Inc.	800	10
Centerra Gold, Inc.	2,900	14
Crescent Point Energy Corp.	300	3
Detour Gold Corp. (f)	2,100	22
	Shares	Value (000)
Eldorado Gold Corp.	600	$2
Eldorado Gold Corp.	6,600	20
Enbridge, Inc.	900	30
Encana Corp.	900	5
Franco-Nevada Corp.	1,000	46
Goldcorp, Inc.	800	9
Goldcorp, Inc.	3,500	40
Imperial Oil Ltd.	100	3
Kinross Gold Corp. (f)	1,200	2
Kinross Gold Corp. (f)	13,600	25
Loblaw Cos., Ltd.	129	6
Magna International, Inc.	600	24
Manulife Financial Corp.	2,900	43
National Bank of Canada	400	12
New Gold, Inc. (f)	5,400	12
Osisko Gold Royalties Ltd.	800	8
Pan American Silver Corp.	1,900	12
Penn West Petroleum Ltd.	500	—	@
Potash Corp. of Saskatchewan, Inc.	900	15
Power Corp. of Canada	600	13
Rogers Communications, Inc., Class B	400	14
Royal Bank of Canada	1,200	64
SEMAFO, Inc. (f)	3,500	9
Silver Wheaton Corp.	400	5
Silver Wheaton Corp.	2,900	36
Sun Life Financial, Inc.	800	25
Suncor Energy, Inc.	1,600	41
Teck Resources Ltd., Class B	500	2
Thomson Reuters Corp.	500	19
Toronto-Dominion Bank (The)	1,800	71
TransCanada Corp.	600	20
Yamana Gold, Inc.	900	2
Yamana Gold, Inc.	8,400	16
		1,321
Chile (0.0%)
Antofagasta PLC	2,119	15
China (0.4%)
Brilliance China Automotive Holdings Ltd. (g)	38,000	48
Byd Co., Ltd. H Shares (f)(g)	19,000	103
Dongfeng Motor Group Co., Ltd. H Shares (g)	76,000	101
Geely Automobile Holdings Ltd. (g)	180,000	95
Great Wall Motor Co., Ltd. H Shares (g)	129,000	149
Guangzhou Automobile Group Co., Ltd. H Shares (g)	64,000	57
Hanergy Thin Film Power Group Ltd. (f)(g)(h)(i)	18,000	1
Wynn Macau Ltd. (g)	2,800	3
Zhaojin Mining Industry Co., Ltd. H Shares (g)	7,000	4
Zijin Mining Group Co., Ltd. H Shares (g)	70,000	18
		579
Denmark (0.3%)
AP Moeller - Maersk A/S Series A	9	12
AP Moeller - Maersk A/S Series B	10	13
Danske Bank A/S	971	26
DSV A/S	518	20

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Denmark (cont'd)
Novo Nordisk A/S Series B	4,075	$234
Novozymes A/S Series B	330	16
Vestas Wind Systems A/S	462	32
		353
Finland (0.1%)
Elisa Oyj	277	10
Fortum Oyj	651	10
Kone Oyj, Class B	584	25
Metso Oyj	204	5
Nokia Oyj	6,631	47
Nokian Renkaat Oyj	240	8
Sampo Oyj, Class A	782	40
Stora Enso Oyj, Class R	1,002	9
UPM-Kymmene Oyj	554	10
Valmet Oyj	204	2
Wartsila Oyj	291	13
		179
France (1.8%)
Accor SA	3,030	131
Aeroports de Paris (ADP)	55	6
Air Liquide SA	517	58
Airbus Group SE	675	45
Alcatel-Lucent (f)	7,885	31
Alstom SA (f)	406	12
Atos SE	1,164	98
AXA SA	3,131	86
BNP Paribas SA	2,001	113
Bouygues SA	3,960	157
Cap Gemini SA	2,523	233
Carrefour SA	744	21
CGG SA (f)	292	1
Christian Dior SE	127	22
Cie de Saint-Gobain	4,765	205
Cie Generale des Etablissements Michelin	381	36
Credit Agricole SA	2,594	31
Danone SA	776	52
Electricite de France SA	431	6
Engie	2,047	36
Essilor International SA	303	38
Fonciere Des Regions REIT	53	5
Gecina SA REIT	37	4
Groupe Eurotunnel SE	3,386	42
Hermes International	19	6
Klepierre REIT	319	14
L'Oreal SA	420	71
Legrand SA	195	11
LVMH Moet Hennessy Louis Vuitton SE	323	51
Orange SA	2,916	49
Pernod Ricard SA	369	42
Peugeot SA (f)	386	7
Publicis Groupe SA	312	21
Renault SA	333	33
Rexel SA	2,867	38
	Shares	Value (000)
Safran SA	259	$18
Sanofi	799	68
Schneider Electric SE	802	46
SES SA	614	17
Societe Generale SA	1,500	69
Sodexo SA	272	26
Technip SA	165	8
Thales SA	156	12
Total SA	2,249	100
Unibail-Rodamco SE REIT	94	24
Vallourec SA	167	2
Veolia Environnement SA	586	14
Vinci SA	3,723	239
Vivendi SA	1,791	39
		2,494
Germany (1.0%)
Adidas AG	279	27
Allianz SE (Registered)	584	103
BASF SE	710	54
Bayer AG (Registered)	980	123
Bayerische Motoren Werke AG	530	56
Commerzbank AG (f)	93	1
Continental AG	103	25
Daimler AG (Registered)	1,031	86
Deutsche Bank AG (Registered)	1,413	35
Deutsche Boerse AG	2,209	195
Deutsche Lufthansa AG (Registered) (f)	220	4
Deutsche Post AG (Registered)	738	21
Deutsche Telekom AG (Registered)	3,374	61
E.ON SE	2,336	23
Esprit Holdings Ltd. (g)	2,897	3
Fraport AG Frankfurt Airport Services Worldwide	43	3
Fresenius Medical Care AG & Co., KGaA	301	25
Fresenius SE & Co., KGaA	611	44
HeidelbergCement AG	75	6
Henkel AG & Co., KGaA	194	19
Henkel AG & Co., KGaA (Preference)	360	40
Infineon Technologies AG	1,553	23
K&S AG (Registered)	108	3
Lanxess AG	64	3
Linde AG	241	35
Merck KGaA	236	23
Metro AG	213	7
Muenchener Rueckversicherungs AG (Registered)	302	61
Osram Licht AG	69	3
Porsche Automobil Holding SE (Preference)	320	17
ProSiebenSat.1 Media SE (Registered)	1,946	98
QIAGEN N.V. (f)	570	15
RWE AG	589	8
Salzgitter AG	88	2
SAP SE	960	76
Siemens AG (Registered)	867	84
ThyssenKrupp AG	249	5
Volkswagen AG	44	7

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (cont'd)
Volkswagen AG (Preference)	237	$34
Vonovia SE	155	5
		1,463
Greece (0.0%)
National Bank of Greece SA (f)	9	—	@
Hong Kong (0.3%)
Bank of East Asia Ltd. (The)	3,487	13
BOC Hong Kong Holdings Ltd.	4,500	14
Cheung Kong Property Holdings Ltd.	4,052	26
CK Hutchison Holdings Ltd.	4,052	54
CLP Holdings Ltd.	2,700	23
G-Resources Group Ltd.	48,000	1
Global Brands Group Holding Ltd. (f)	8,000	2
Hang Lung Group Ltd.	1,000	3
Hang Lung Properties Ltd.	4,000	9
Hang Seng Bank Ltd.	1,700	32
Henderson Land Development Co., Ltd.	3,123	19
Hong Kong & China Gas Co., Ltd.	7,067	14
Hong Kong Exchanges and Clearing Ltd.	1,390	35
Kerry Logistics Network Ltd.	750	1
Kerry Properties Ltd.	1,500	4
Link REIT	2,754	17
MTR Corp., Ltd.	3,274	16
New World Development Co., Ltd.	7,407	7
Power Assets Holdings Ltd.	2,000	18
Sands China Ltd.	3,200	11
Sino Land Co., Ltd.	6,036	9
Sun Hung Kai Properties Ltd.	2,530	30
Swire Pacific Ltd., Class A	1,000	11
Swire Properties Ltd.	950	3
Wharf Holdings Ltd. (The)	1,400	8
		380
Ireland (0.1%)
CRH PLC	4,347	126
CRH PLC	1,009	29
		155
Italy (0.4%)
Assicurazioni Generali SpA	1,739	32
Atlantia SpA	6,903	183
Banco Popolare SC (f)	367	5
Enel Green Power SpA	1,917	4
Enel SpA	9,271	39
Eni SpA	2,827	42
Exor SpA	94	4
Finmeccanica SpA (f)	598	8
Intesa Sanpaolo SpA	14,744	49
Luxottica Group SpA	117	8
Mediobanca SpA	16,184	155
Prysmian SpA	198	4
Saipem SpA (f)	257	2
Snam SpA	1,686	9
Telecom Italia SpA (f)	14,342	18
	Shares	Value (000)
Telecom Italia SpA	3,838	$4
Terna Rete Elettrica Nazionale SpA	1,572	8
UniCredit SpA	4,741	26
Unione di Banche Italiane SpA	803	6
		606
Japan (2.6%)
Aeon Co., Ltd.	1,900	29
Aisin Seiki Co., Ltd.	400	17
Ajinomoto Co., Inc.	2,000	47
Asahi Glass Co., Ltd.	2,000	11
Asahi Group Holdings Ltd.	900	28
Asahi Kasei Corp.	3,000	20
Astellas Pharma, Inc.	2,500	36
Bank of Yokohama Ltd. (The)	5,000	31
Bridgestone Corp.	1,200	41
Canon, Inc.	1,300	39
Central Japan Railway Co.	234	41
Chubu Electric Power Co., Inc.	1,100	15
Chugoku Electric Power Co., Inc. (The)	700	9
Dai Nippon Printing Co., Ltd.	1,000	10
Dai-ichi Life Insurance Co., Ltd. (The)	1,700	28
Daiichi Sankyo Co., Ltd.	1,000	21
Daikin Industries Ltd.	400	29
Daiwa House Industry Co., Ltd.	2,000	57
Daiwa Securities Group, Inc.	5,000	31
Denso Corp.	700	33
East Japan Railway Co.	500	47
Eisai Co., Ltd.	600	40
FANUC Corp.	300	52
Fast Retailing Co., Ltd.	100	35
FUJIFILM Holdings Corp.	1,000	42
Fujitsu Ltd.	4,000	20
Hankyu Hanshin Holdings, Inc.	5,000	32
Hitachi Ltd.	5,000	28
Honda Motor Co., Ltd.	1,900	61
Hoya Corp.	900	37
Inpex Corp.	1,200	12
ITOCHU Corp.	2,200	26
Japan Tobacco, Inc.	1,246	46
JFE Holdings, Inc.	900	14
JX Holdings, Inc.	4,300	18
Kansai Electric Power Co., Inc. (The) (f)	1,200	14
Kao Corp.	700	36
KDDI Corp.	1,800	47
Keyence Corp.	200	110
Kintetsu Group Holdings Co., Ltd.	6,000	24
Kirin Holdings Co., Ltd.	2,000	27
Kobe Steel Ltd.	8,000	9
Komatsu Ltd.	1,600	26
Konica Minolta, Inc.	1,500	15
Kubota Corp.	3,000	46
Kuraray Co., Ltd.	1,000	12
Kyocera Corp.	600	28
Kyushu Electric Power Co., Inc. (f)	800	9

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
LIXIL Group Corp.	1,100	$24
Marubeni Corp.	3,000	15
Mitsubishi Chemical Holdings Corp.	3,500	22
Mitsubishi Corp.	1,800	30
Mitsubishi Electric Corp.	3,000	31
Mitsubishi Estate Co., Ltd.	2,000	41
Mitsubishi Heavy Industries Ltd.	7,000	31
Mitsui & Co., Ltd.	2,200	26
Mitsui Fudosan Co., Ltd.	2,000	50
Mitsui OSK Lines Ltd.	3,000	8
Mizuho Financial Group, Inc.	28,900	58
MS&AD Insurance Group Holdings, Inc.	1,100	32
Murata Manufacturing Co., Ltd.	300	43
NEC Corp.	8,000	25
NGK Insulators Ltd.	1,000	23
Nidec Corp.	400	29
Nikon Corp.	800	11
Nintendo Co., Ltd.	100	14
Nippon Building Fund, Inc. REIT	4	19
Nippon Steel Sumitomo Metal Corp.	1,000	20
Nippon Telegraph & Telephone Corp.	1,400	56
Nippon Yusen KK	3,000	7
Nissan Motor Co., Ltd.	3,000	31
Nitto Denko Corp.	300	22
Nomura Holdings, Inc.	5,300	29
NTT DoCoMo, Inc.	2,100	43
Odakyu Electric Railway Co., Ltd.	3,000	32
Olympus Corp.	500	20
Omron Corp.	700	23
Oriental Land Co., Ltd.	800	48
ORIX Corp.	1,710	24
Osaka Gas Co., Ltd.	5,000	18
Panasonic Corp.	2,800	28
Rakuten, Inc.	2,000	23
Ricoh Co., Ltd.	2,000	21
Rohm Co., Ltd.	300	15
Secom Co., Ltd.	500	34
Sekisui House Ltd.	2,000	34
Seven & I Holdings Co., Ltd.	1,200	55
Sharp Corp. (f)	2,000	2
Shikoku Electric Power Co., Inc.	500	8
Shin-Etsu Chemical Co., Ltd.	500	27
Shionogi & Co., Ltd.	1,200	54
Shiseido Co., Ltd.	800	17
Shizuoka Bank Ltd. (The)	3,000	29
SMC Corp.	200	52
SoftBank Group Corp.	1,100	55
Sompo Japan Nipponkoa Holdings, Inc.	1,000	33
Sony Corp.	1,300	32
Sumitomo Chemical Co., Ltd.	3,000	17
Sumitomo Corp.	1,900	19
Sumitomo Electric Industries Ltd.	1,200	17
Sumitomo Metal Mining Co., Ltd.	1,000	12
Sumitomo Mitsui Financial Group, Inc.	1,900	72
	Shares	Value (000)
Sumitomo Mitsui Trust Holdings, Inc.	5,000	$19
Sumitomo Realty & Development Co., Ltd.	1,000	28
Suzuki Motor Corp.	700	21
T&D Holdings, Inc.	1,700	22
Takeda Pharmaceutical Co., Ltd.	900	45
TDK Corp.	400	26
Terumo Corp.	1,000	31
Tohoku Electric Power Co., Inc.	1,000	13
Tokio Marine Holdings, Inc.	1,100	42
Tokyo Electric Power Co., Inc. (f)	3,400	20
Tokyo Electron Ltd.	500	30
Tokyo Gas Co., Ltd.	4,000	19
Tokyu Corp.	3,000	24
Toray Industries, Inc.	3,000	28
Toshiba Corp. (f)	5,000	10
Toyota Industries Corp.	800	43
Toyota Motor Corp.	3,400	209
West Japan Railway Co.	400	28
Yahoo! Japan Corp.	4,700	19
Yamada Denki Co., Ltd.	2,500	11
Yamato Holdings Co., Ltd.	400	8
		3,743
Kazakhstan (0.0%)
KAZ Minerals PLC (f)	1,579	2
Mexico (0.0%)
Primero Mining Corp. (f)	1,900	4
Netherlands (0.4%)
Akzo Nobel N.V.	419	28
Altice N.V., Class A (f)	10	—	@
ArcelorMittal	1,340	6
ASML Holding N.V.	509	45
CNH Industrial N.V.	777	5
Fiat Chrysler Automobiles N.V. (f)	1,320	18
Fugro N.V. CVA (f)	96	2
Heineken N.V.	613	52
ING Groep N.V. CVA	5,750	77
Koninklijke Ahold N.V.	1,634	35
Koninklijke KPN N.V.	1,823	7
Koninklijke Philips N.V.	1,888	48
Koninklijke Vopak N.V.	116	5
PostNL N.V. (f)	656	3
Randstad Holding N.V.	2,370	147
TNT Express N.V.	586	5
Unilever N.V. CVA	1,953	85
		568
Nicaragua (0.0%)
B2Gold Corp. (f)	4,100	4
Norway (0.1%)
Akastor ASA (f)	246	—	@
Aker Solutions ASA	246	1
DNB ASA	2,312	29
Kvaerner ASA	246	—	@
Norsk Hydro ASA	1,778	7
Orkla ASA	1,208	10

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Norway (cont'd)
REC Silicon ASA (f)	1,171	$—	@
Statoil ASA	2,645	37
Subsea 7 SA (f)	420	3
Telenor ASA	1,337	22
Yara International ASA	352	15
		124
Peru (0.0%)
Cia de Minas Buenaventura SA ADR (f)	3,500	15
Poland (0.0%)
Jeronimo Martins SGPS SA	411	5
Portugal (0.0%)
Banco Espirito Santo SA (Registered) (f)(h)	78,166	—	@
EDP - Energias de Portugal SA	4,041	15
Galp Energia SGPS SA	421	5
Pharol SGPS SA (Registered) (f)	1,039	—	@
		20
South Africa (0.2%)
AngloGold Ashanti Ltd. ADR (f)	4,700	33
Gold Fields Ltd. ADR	9,300	26
Harmony Gold Mining Co., Ltd. ADR (f)	2,100	2
SABMiller PLC	4,472	268
		329
Spain (0.4%)
Abertis Infraestructuras SA	497	8
ACS Actividades de Construccion y Servicios SA	323	9
Amadeus IT Holding SA, Class A	332	15
Banco Bilbao Vizcaya Argentaria SA	6,365	46
Banco de Sabadell SA	7,350	13
Banco Popular Espanol SA	1,018	3
Banco Santander SA	11,308	55
CaixaBank SA	1,402	5
Distribuidora Internacional de Alimentacion SA (f)	947	6
Enagas SA	359	10
Ferrovial SA	597	13
Gas Natural SDG SA	327	7
Grifols SA	139	6
Grifols SA, Class B	19	1
Iberdrola SA	5,015	36
Industria de Diseno Textil SA	1,405	48
International Consolidated Airlines Group SA	20,628	184
Red Electrica Corp., SA	144	12
Repsol SA	1,485	16
Telefonica SA	4,424	49
		542
Sweden (0.9%)
Alfa Laval AB	1,433	26
Assa Abloy AB, Class B	3,402	71
Atlas Copco AB, Class A	2,752	67
Atlas Copco AB, Class B	1,447	33
Boliden AB	904	15
Electrolux AB, Class B	644	16
Hennes & Mauritz AB, Class B	3,058	109
	Shares	Value (000)
Hexagon AB, Class B	800	$30
Husqvarna AB, Class B	486	3
Investment AB Kinnevik	376	12
Investor AB, Class B	1,472	54
Millicom International Cellular SA SDR	268	15
Nordea Bank AB	11,209	122
Ratos AB, Class B	242	1
Sandvik AB	3,965	34
Skandinaviska Enskilda Banken AB, Class A	7,682	80
Skanska AB, Class B	815	16
SKF AB, Class B	1,216	20
Svenska Cellulosa AB SCA, Class B	2,132	62
Svenska Handelsbanken AB, Class A	8,100	107
Swedbank AB, Class A	2,095	46
Swedish Match AB	1,446	51
Tele2 AB, Class B	1,116	11
Telefonaktiebolaget LM Ericsson, Class B	10,841	105
TeliaSonera AB	14,846	74
Volvo AB, Class B	6,066	56
		1,236
Switzerland (3.0%)
ABB Ltd. (Registered) (f)	9,136	162
Actelion Ltd. (Registered) (f)	826	114
Adecco SA (Registered) (f)	3,674	252
Baloise Holding AG (Registered)	328	42
Cie Financiere Richemont SA (Registered)	1,741	125
Credit Suisse Group AG (Registered) (f)	4,898	106
GAM Holding AG (f)	1,136	19
Geberit AG (Registered)	272	91
Givaudan SA (Registered) (f)	51	92
Julius Baer Group Ltd. (f)	872	42
Kuehne & Nagel International AG (Registered)	257	35
LafargeHolcim Ltd. (Registered) (f)	326	16
LafargeHolcim Ltd. (Registered) (f)	973	49
Lonza Group AG (Registered) (f)	409	66
Nestle SA (Registered)	10,453	775
Novartis AG (Registered)	4,021	344
Roche Holding AG (Genusschein)	3,741	1,031
Schindler Holding AG	292	49
SGS SA (Registered)	41	78
Sonova Holding AG (Registered)	429	54
Swatch Group AG (The)	117	41
Swiss Life Holding AG (Registered) (f)	132	35
Swiss Re AG	595	58
Syngenta AG (Registered)	460	181
UBS Group AG (Registered)	14,472	278
Zurich Insurance Group AG (f)	716	183
		4,318
Turkey (0.0%)
Alacer Gold Corp. (f)	2,100	4
United Kingdom (6.0%)
3i Group PLC	4,963	35
Admiral Group PLC	1,371	33
Amec Foster Wheeler PLC	1,662	11

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Anglo American PLC	4,826	$21
ARM Holdings PLC	9,016	136
AstraZeneca PLC	3,073	208
Aviva PLC	20,493	155
BAE Systems PLC	18,477	136
Barclays PLC	82,361	267
BG Group PLC	11,049	160
BHP Billiton PLC	7,996	90
BP PLC	42,651	222
British American Tobacco PLC	6,651	369
British Land Co., PLC REIT	5,003	58
BT Group PLC	49,753	344
Burberry Group PLC	1,622	29
Cairn Energy PLC (f)	2,702	6
Capita PLC	4,187	75
Centrica PLC	23,157	74
Compass Group PLC	9,998	173
Diageo PLC	8,850	241
Experian PLC	5,901	104
G4S PLC	13,331	44
GlaxoSmithKline PLC	9,930	201
Glencore PLC (f)	29,369	39
Hammerson PLC REIT	3,958	35
HSBC Holdings PLC	28,958	229
ICAP PLC	2,393	18
Imperial Tobacco Group PLC	4,072	214
Indivior PLC	2,979	8
Inmarsat PLC	860	14
Intu Properties PLC REIT	3,113	15
Investec PLC	2,907	21
Johnson Matthey PLC	960	37
Land Securities Group PLC REIT	4,269	74
Legal & General Group PLC	23,729	94
Liberty Global PLC LiLAC, Class A (f)	16	1
Liberty Global PLC LiLAC Series C (f)	49	2
Lloyds Banking Group PLC	97,907	105
London Stock Exchange Group PLC	40	2
Lonmin PLC (f)	3	—	@
Man Group PLC	8,436	22
Marks & Spencer Group PLC	5,352	36
National Grid PLC	13,973	192
Next PLC	1,228	132
Old Mutual PLC	19,436	51
Petrofac Ltd.	1,454	17
Prudential PLC	13,717	307
Randgold Resources Ltd.	323	20
Reckitt Benckiser Group PLC	2,979	274
RELX PLC	7,017	123
Rexam PLC	3,426	30
Rio Tinto PLC	5,060	147
Rolls-Royce Holdings PLC (f)	12,280	104
Royal Bank of Scotland Group PLC (f)	12,080	53
Royal Dutch Shell PLC, Class A	11,092	249
Royal Dutch Shell PLC, Class B	8,887	203
	Shares	Value (000)
RSA Insurance Group PLC	3,934	$25
Schroders PLC	497	22
Segro PLC REIT	4,169	26
Severn Trent PLC	1,079	35
Shire PLC	4,249	291
Sky PLC	7,459	122
Smith & Nephew PLC	5,772	102
Smiths Group PLC	2,245	31
SSE PLC	4,267	96
Standard Chartered PLC	5,472	45
Standard Life PLC	8,549	49
Tesco PLC (f)	26,487	58
Tullow Oil PLC (f)	4,038	10
Unilever PLC	4,638	199
United Utilities Group PLC	3,293	45
Verizon Communications, Inc.	6,662	308
Verizon Communications, Inc.	6,188	287
Vodafone Group PLC	128,350	415
Weir Group PLC (The)	985	14
WM Morrison Supermarkets PLC	10,983	24
Wolseley PLC	1,199	65
WPP PLC	12,234	282
		8,611
United States (27.3%)
3M Co.	2,699	407
Abbott Laboratories	4,172	187
AbbVie, Inc.	3,912	232
Accenture PLC, Class A	1,986	208
Adobe Systems, Inc. (f)	734	69
ADT Corp. (The)	13	—	@
AES Corp.	544	5
Aetna, Inc.	315	34
Agilent Technologies, Inc.	243	10
AGL Resources, Inc.	10	1
Alamos Gold, Inc., Class A (f)	2,900	10
Alexion Pharmaceuticals, Inc. (f)	241	46
Allergan PLC (f)	449	140
Alpha Natural Resources, Inc. (f)	109	—	@
Alphabet, Inc., Class A (f)	638	496
Alphabet, Inc., Class C (f)	629	477
Altria Group, Inc.	6,440	375
Amazon.com, Inc. (f)	1,033	698
Ameren Corp.	219	9
American Electric Power Co., Inc.	892	52
American Express Co.	10,254	713
American International Group, Inc.	5,220	323
American Tower Corp. REIT	438	42
Ameriprise Financial, Inc.	201	21
AmerisourceBergen Corp.	364	38
Amgen, Inc.	2,158	350
Amphenol Corp., Class A	728	38
Anadarko Petroleum Corp.	2,592	126
Analog Devices, Inc.	152	8
Annaly Capital Management, Inc. REIT	777	7

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Anthem, Inc.	342	$48
Apache Corp.	219	10
Apple, Inc.	13,875	1,460
Archer-Daniels-Midland Co.	270	10
AT&T, Inc.	14,646	504
Automatic Data Processing, Inc.	301	26
Avery Dennison Corp.	361	23
Baker Hughes, Inc.	621	29
Bank of America Corp.	30,633	516
Bank of New York Mellon Corp. (The)	809	33
Baxalta, Inc.	2,808	110
Baxter International, Inc.	2,808	107
BB&T Corp.	776	29
Becton Dickinson and Co.	313	48
Bed Bath & Beyond, Inc. (f)	281	14
Berkshire Hathaway, Inc., Class B (f)	2,670	353
Biogen, Inc. (f)	840	257
BlackRock, Inc.	809	275
Boeing Co. (The)	1,931	279
Boston Properties, Inc. REIT	158	20
Boston Scientific Corp. (f)	1,206	22
Bristol-Myers Squibb Co.	6,948	478
Broadcom Corp., Class A	327	19
Brookfield Property Partners LP	40	1
Brown-Forman Corp., Class B	10	1
C.H. Robinson Worldwide, Inc.	209	13
Cablevision Systems Corp.	568	18
California Resources Corp.	1,061	2
Cameron International Corp. (f)	80	5
Campbell Soup Co.	20	1
Capital One Financial Corp.	201	15
Cardinal Health, Inc.	204	18
Care Capital Properties, Inc. REIT	84	3
Carnival Corp.	2	—	@
Caterpillar, Inc.	2,612	178
CBS Corp., Class B	671	32
CDK Global, Inc.	137	7
Celgene Corp. (f)	2,524	302
CenterPoint Energy, Inc.	408	8
CenturyLink, Inc.	938	24
Cerner Corp. (f)	670	40
CF Industries Holdings, Inc.	35	1
Charles Schwab Corp. (The)	1,287	42
Chemours Co. (The)	640	3
Chesapeake Energy Corp.	213	1
Chevron Corp.	4,502	405
Chipotle Mexican Grill, Inc. (f)	40	19
Cigna Corp.	313	46
Cintas Corp.	169	15
Cisco Systems, Inc.	13,097	356
CIT Group, Inc.	424	17
Citigroup, Inc.	8,436	437
Citrix Systems, Inc. (f)	323	24
Cliffs Natural Resources, Inc. (f)	15	—	@
	Shares	Value (000)
Clorox Co. (The)	20	$3
CME Group, Inc.	191	17
CMS Energy Corp.	30	1
Coach, Inc.	312	10
Coca-Cola Co.	4,217	181
Coca-Cola Enterprises, Inc.	122	6
Coeur Mining, Inc. (f)	1,600	4
Cognizant Technology Solutions Corp., Class A (f)	606	36
Colgate-Palmolive Co.	7,454	497
Comcast Corp., Class A	7,034	397
Comerica, Inc.	201	8
ConAgra Foods, Inc.	250	11
Concho Resources, Inc. (f)	109	10
ConocoPhillips	4,527	211
CONSOL Energy, Inc.	404	3
Consolidated Edison, Inc.	336	22
Constellation Brands, Inc., Class A	20	3
Costco Wholesale Corp.	2,069	334
CR Bard, Inc.	121	23
Crown Castle International Corp. REIT	515	45
CST Brands, Inc.	71	3
CSX Corp.	710	18
Cummins, Inc.	9	1
CVS Health Corp.	8,278	809
Danaher Corp.	629	58
DaVita HealthCare Partners, Inc. (f)	292	20
Deere & Co.	22	2
DENTSPLY International, Inc.	20	1
Devon Energy Corp.	346	11
Discover Financial Services	585	31
Discovery Communications, Inc., Class A (f)	485	13
Discovery Communications, Inc., Class C (f)	1,155	29
Dominion Resources, Inc.	614	42
Dow Chemical Co. (The)	4,370	225
Dr. Pepper Snapple Group, Inc.	20	2
DTE Energy Co.	273	22
Duke Energy Corp.	2,325	166
Dun & Bradstreet Corp. (The)	144	15
Eaton Corp., PLC	27	1
eBay, Inc. (f)	4,339	119
Ecolab, Inc.	29	3
Edison International	468	28
Edwards Lifesciences Corp. (f)	314	25
EI du Pont de Nemours & Co.	3,230	215
Eli Lilly & Co.	3,312	279
EMC Corp.	9,625	247
Emerson Electric Co.	2,614	125
Endo International PLC (f)	30	2
Entergy Corp.	275	19
EOG Resources, Inc.	770	55
Equity Residential REIT	327	27
Estee Lauder Cos., Inc. (The), Class A	388	34
Eversource Energy	40	2
Exelon Corp.	959	27
Express Scripts Holding Co. (f)	2,050	179

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Exxon Mobil Corp.	9,394	$732
Facebook, Inc., Class A (f)	3,430	359
Fastenal Co.	14	1
FedEx Corp.	309	46
Fifth Third Bancorp	1,105	22
FirstEnergy Corp.	631	20
Fluor Corp.	41	2
FMC Technologies, Inc. (f)	89	3
Ford Motor Co.	12,924	182
Franklin Resources, Inc.	291	11
Freeport-McMoRan, Inc.	22,540	153
Frontier Communications Corp.	1,143	5
General Dynamics Corp.	66	9
General Electric Co.	14,178	442
General Growth Properties, Inc. REIT	765	21
General Mills, Inc.	976	56
Gilead Sciences, Inc.	3,593	364
Goldman Sachs Group, Inc. (The)	1,455	262
Halliburton Co.	21,150	720
Halyard Health, Inc. (f)	265	9
HCA Holdings, Inc. (f)	40	3
HCP, Inc. REIT	288	11
Hecla Mining Co.	4,700	9
Henry Schein, Inc. (f)	159	25
Hershey Co. (The)	169	15
Hess Corp.	209	10
Hewlett Packard Enterprise Co.	3,136	48
Home Depot, Inc.	4,370	578
Honeywell International, Inc.	4,131	428
Hormel Foods Corp.	20	2
HP, Inc.	3,046	36
Humana, Inc.	138	25
IAMGOLD Corp. (f)	4,100	6
Illinois Tool Works, Inc.	26	2
Illumina, Inc. (f)	20	4
Intel Corp.	7,763	267
Intercontinental Exchange, Inc.	115	29
International Business Machines Corp.	2,326	320
Interpublic Group of Cos., Inc. (The)	1,010	24
Intuit, Inc.	295	28
Intuitive Surgical, Inc. (f)	43	24
Invesco Ltd.	632	21
Iron Mountain, Inc. REIT	481	13
JM Smucker Co. (The)	10	1
Johnson & Johnson	7,820	803
Johnson Controls, Inc.	568	22
Joy Global, Inc.	41	1
JPMorgan Chase & Co.	12,028	794
Juniper Networks, Inc.	758	21
Kellogg Co.	513	37
Keurig Green Mountain, Inc.	10	1
KeyCorp	839	11
Keysight Technologies, Inc. (f)	101	3
Kimberly-Clark Corp.	2,030	258
	Shares	Value (000)
Kimco Realty Corp. REIT	686	$18
Kohl's Corp.	272	13
Kraft Heinz Co. (The)	356	26
Kroger Co. (The)	1,760	74
L Brands, Inc.	340	33
Laboratory Corp. of America Holdings (f)	165	20
Las Vegas Sands Corp.	147	6
Level 3 Communications, Inc. (f)	40	2
Li & Fung Ltd. (g)	8,000	5
Liberty Global PLC, Class A (f)	329	14
Liberty Global PLC Series C (f)	859	35
Liberty Property Trust REIT	422	13
Lockheed Martin Corp.	14	3
Lowe's Cos., Inc.	4,512	343
M&T Bank Corp.	181	22
Macerich Co. (The) REIT	327	26
Mallinckrodt PLC (f)	36	3
Manpowergroup, Inc.	99	8
Marathon Oil Corp.	466	6
Marathon Petroleum Corp.	618	32
Marriott International, Inc., Class A	2	—	@
Mastercard, Inc., Class A	5,150	501
McCormick & Co., Inc.	10	1
McDonald's Corp.	2,744	324
McGraw Hill Financial, Inc.	386	38
McKesson Corp.	302	60
Mead Johnson Nutrition Co.	245	19
Medtronic PLC	5,279	406
Merck & Co., Inc.	6,512	344
Microsoft Corp.	15,614	866
Molson Coors Brewing Co., Class B	20	2
Mondelez International, Inc., Class A	2,414	108
Monsanto Co.	708	70
Monster Beverage Corp. (f)	20	3
Mosaic Co. (The)	26	1
Murphy Oil Corp.	306	7
Murphy USA, Inc. (f)	129	8
Mylan N.V. (f)	250	14
NASDAQ, Inc.	170	10
National Oilwell Varco, Inc.	477	16
NetApp, Inc.	774	21
NetScout Systems, Inc. (f)	7,285	224
New York Community Bancorp, Inc.	170	3
Newfield Exploration Co. (f)	414	13
Newmont Mining Corp.	19,584	352
News Corp., Class A	954	13
News Corp., Class B	246	3
NextEra Energy, Inc.	539	56
NIKE, Inc., Class B	8,574	536
NiSource, Inc.	30	1
Noble Corp., PLC	201	2
Noble Energy, Inc.	246	8
Nordstrom, Inc.	124	6
Norfolk Southern Corp.	647	55
Northrop Grumman Corp.	17	3
The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
NOW, Inc. (f)	149	$2
NRG Energy, Inc.	240	3
O'Reilly Automotive, Inc. (f)	219	56
Occidental Petroleum Corp.	2,283	154
Omnicom Group, Inc.	249	19
ONE Gas, Inc.	102	5
ONEOK, Inc.	298	7
Oracle Corp.	9,417	344
PACCAR, Inc.	20	1
Paragon Offshore PLC (f)	67	—	@
Patterson Cos., Inc.	10	—	@
PayPal Holdings, Inc. (f)	4,339	157
Peabody Energy Corp.	40	—	@
Pentair PLC	6	—	@
People's United Financial, Inc.	170	3
Pepco Holdings, Inc.	30	1
PepsiCo, Inc.	4,184	418
PerkinElmer, Inc.	10	1
Perrigo Co., PLC	20	3
Pfizer, Inc.	14,002	452
PG&E Corp.	684	36
Philip Morris International, Inc.	3,964	348
Phillips 66	1,757	144
Pinnacle West Capital Corp.	10	1
Pioneer Natural Resources Co.	272	34
Pitney Bowes, Inc.	184	4
Plum Creek Timber Co., Inc. REIT	422	20
PNC Financial Services Group, Inc. (The)	1,340	128
PPL Corp.	731	25
Praxair, Inc.	26	3
Precision Castparts Corp.	5	1
Priceline Group, Inc. (The) (f)	48	61
Procter & Gamble Co. (The)	8,033	638
ProLogis, Inc. REIT	287	12
Public Service Enterprise Group, Inc.	811	31
Public Storage REIT	151	37
QUALCOMM, Inc.	6,346	317
Quest Diagnostics, Inc.	242	17
Range Resources Corp.	131	3
Rayonier Advanced Materials, Inc.	153	2
Rayonier, Inc. REIT	350	8
Raytheon Co.	20	3
Regeneron Pharmaceuticals, Inc. (f)	10	5
Regions Financial Corp.	1,127	11
Republic Services, Inc.	476	21
Reynolds American, Inc.	300	14
Robert Half International, Inc.	201	9
Rockwell Automation, Inc.	9	1
Ross Stores, Inc.	612	33
Rouse Properties, Inc. REIT	44	1
Royal Caribbean Cruises Ltd.	2	—	@
Royal Gold, Inc.	800	29
Salesforce.com, Inc. (f)	429	34
SanDisk Corp.	272	21
	Shares	Value (000)
SCANA Corp.	20	$1
Schlumberger Ltd.	3,249	227
Scripps Networks Interactive, Inc., Class A	143	8
Sempra Energy	351	33
Seventy Seven Energy, Inc. (f)	15	—	@
Sibanye Gold Ltd. ADR	2,700	16
Simon Property Group, Inc. REIT	948	184
Southern Co. (The)	846	40
Southwestern Energy Co. (f)	552	4
Spectra Energy Corp.	665	16
Sprint Corp. (f)	2,686	10
St. Jude Medical, Inc.	364	23
Staples, Inc.	315	3
Starbucks Corp.	5,214	313
State Street Corp.	322	21
Stericycle, Inc. (f)	225	27
Stryker Corp.	335	31
SunTrust Banks, Inc.	511	22
Symantec Corp.	678	14
Sysco Corp.	918	38
T. Rowe Price Group, Inc.	252	18
Tahoe Resources, Inc.	2,500	22
Talen Energy Corp. (f)	58	—	@
Target Corp.	2,527	184
TE Connectivity Ltd.	167	11
TECO Energy, Inc.	30	1
Tenaris SA	473	6
Tenet Healthcare Corp. (f)	10	—	@
Texas Instruments, Inc.	7,254	398
Thermo Fisher Scientific, Inc.	626	89
Time Warner Cable, Inc.	338	63
Time Warner, Inc.	1,676	108
Time, Inc.	284	4
TJX Cos., Inc. (The)	1,299	92
Twenty-First Century Fox, Inc., Class A	3,307	90
Twenty-First Century Fox, Inc., Class B	604	16
Tyco International PLC	27	1
Tyson Foods, Inc., Class A	40	2
Ultra Petroleum Corp. (f)	130	—	@
Union Pacific Corp.	4,202	329
United Parcel Service, Inc., Class B	4,820	464
United Technologies Corp.	7,554	726
UnitedHealth Group, Inc.	4,801	565
Universal Health Services, Inc., Class B	10	1
Urban Edge Properties REIT	59	1
US Bancorp	3,389	145
Valero Energy Corp.	626	44
Varian Medical Systems, Inc. (f)	257	21
Ventas, Inc. REIT	327	18
Verisk Analytics, Inc. (f)	152	12
Vertex Pharmaceuticals, Inc. (f)	30	4
VF Corp.	314	20
Viacom, Inc., Class B	263	11
Visa, Inc., Class A	6,632	514
Vornado Realty Trust REIT	118	12

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Wal-Mart Stores, Inc.	8,182	$502
Walgreens Boots Alliance, Inc.	1,065	91
Walt Disney Co. (The)	4,552	478
Waste Management, Inc.	490	26
Waters Corp. (f)	10	1
Weatherford International PLC (f)	1,174	10
WEC Energy Group, Inc.	239	12
Wells Fargo & Co.	8,841	481
Welltower, Inc. REIT	327	22
Western Union Co. (The)	80	1
Weyerhaeuser Co. REIT	616	18
Whole Foods Market, Inc.	868	29
Williams Cos., Inc. (The)	723	19
WP GLIMCHER, Inc. REIT	624	7
WPX Energy, Inc. (f)	264	2
WW Grainger, Inc.	3	1
Wynn Resorts Ltd.	103	7
Xcel Energy, Inc.	626	22
Xerox Corp.	1,570	17
Xylem, Inc.	121	4
Yahoo!, Inc. (f)	766	25
Yum! Brands, Inc.	382	28
Zimmer Biomet Holdings, Inc.	245	25
Zoetis, Inc.	3,108	149
		39,276
Total Common Stocks (Cost $61,771)		67,644
	No. of Rights
Rights (0.0%)
Italy (0.0%)
UBI Banca (f)	978	—
United States (0.0%)
Safeway Casa Ley CVR (f)	104	—	@
Safeway PDC, LLC CVR (f)	104	—	@
		—	@
Total Rights (Cost $—@)		—	@
	No. of Warrants
Warrant (0.0%)
France (0.0%)
Peugeot SA, expires 4/29/17 (f) (Cost $—@)	386	1
	Shares
Investment Companies (5.1%)
United States (5.1%)
iShares MSCI Emerging Markets Index Fund	7,100	229
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note H)	118,934	2,341
SPDR S&P 500 ETF Trust	23,069	4,703
Total Investment Companies (Cost $6,779)		7,273
	Notional Amount	Value (000)
Call Options Purchased (0.1%)
China (0.1%)
USD/CNH October 2016 @ CNH 6.75, Citibank NA	1,710,000	$46
USD/CNH October 2016 @ CNH 6.75, Goldman Sachs International	1,320,000	36
USD/CNH October 2016 @ CNH 6.75, JPMorgan Chase Bank NA	2,780,000	75
Total Call Options Purchased (Cost $112)		157
Put Option Purchased (0.0%)
United States (0.0%)
EUR/USD March 2016 @ $1.10, Goldman Sachs International (Cost $52)	4,460,000	55
	Shares
Short-Term Investments (2.2%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $1,974)	1,973,501	1,974
	Face Amount (000)
U.S. Treasury Security (0.8%)
U.S. Treasury Bill 0.51%, 6/9/16 (j)(k) (Cost $1,231)	$1,234	1,232
Total Short-Term Investments (Cost $3,205)		3,206
Total Investments (96.9%) (Cost $134,090) (l)(m)(n)		139,307
Other Assets in Excess of Liabilities (3.1%)		4,489
Total Written Options Outstanding (0.0%) (Premiums received $72)		(67)
Net Assets (100.0%)		$143,729

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2015.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2015.

(e)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2015. Maturity date disclosed is the ultimate maturity date.

(f)  Non-income producing security.

(g)  Security trades on the Hong Kong exchange.

(h)  Security has been deemed illiquid at December 31, 2015.

(i)  At December 31, 2015, the Portfolio held a fair valued security valued at approximately $1,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(j)  Rate shown is the yield to maturity at December 31, 2015.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

(k)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(l)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open call options written, put options written, foreign currency forward exchange contracts, futures contracts and swap agreements.

(m)  The approximate fair value and percentage of net assets, $26,627,000 and 18.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(n)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $136,067,000. The aggregate gross unrealized appreciation is approximately $11,996,000 and the aggregate gross unrealized depreciation is approximately $8,756,000 resulting in net unrealized appreciation of approximately $3,240,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

ETF  Exchange Traded Fund.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

SDR  Swedish Depositary Receipt.

SPDR  Standard & Poor's Depository Receipt.

TBA  To Be Announced.

Call Options Written:

The Portfolio had the following call options written open at December 31, 2015:

Counterparty	Notional Amount	Description	Strike Price	Expiration Date	Value (000)
Citibank NA	1,710,000	USD/CNH (Premiums received $18)	$7.25	Oct-16	$(17)
Goldman Sachs International	1,320,000	USD/CNH (Premiums received $13)	7.25	Oct-16	(14)
JPMorgan Chase Bank NA	2,780,000	USD/CNH (Premiums received $29)	7.25	Oct-16	(28)
					$(59)

Put Option Written:

The Portfolio had the following put option written open at December 31, 2015:

Counterparty	Notional Amount	Description	Strike Price	Expiration Date	Value (000)
Goldman Sachs International	4,460,000	EUR/USD (Premiums received $12)	$1.15	Mar-16	$(8)

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2015:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CHF	176		$178	1/21/16	$2
Bank of America NA	GBP	113		$169	1/21/16	3
Bank of America NA	PLN	79		$20	1/21/16	(— @)
Bank of America NA		$1,284	EUR	1,174	1/21/16	(7)
Bank of Montreal		$1,159	CAD	1,595	1/21/16	(7)
Bank of Montreal		$306	EUR	280	1/21/16	(2)
Bank of Montreal		$337	JPY	40,983	1/21/16	4
Bank of Montreal		$48	TRY	143	1/21/16	1
Bank of New York Mellon	CHF	1,437		$1,453	1/21/16	17
Bank of New York Mellon		$294	JPY	35,692	1/21/16	3
Bank of New York Mellon		$1,400	SEK	11,884	1/21/16	8
Barclays Bank PLC		$1,879	EUR	1,718	1/21/16	(11)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	CNY	3,353		$537	5/19/16	$25
Citibank NA	CNY	9,823		$1,574	5/19/16	73
Citibank NA	GBP	1,131		$1,702	1/21/16	35
Citibank NA	IDR	1,286,049		$91	1/21/16	(2)
Citibank NA	JPY	34,216		$284	1/21/16	(1)
Citibank NA	THB	627		$17	1/21/16	(— @)
Citibank NA		$334	CNY	2,171	5/19/16	(3)
Citibank NA		$793	EUR	725	1/21/16	(5)
Citibank NA		$254	JPY	30,892	1/21/16	3
Commonwealth Bank of Australia		$1,042	AUD	1,455	1/21/16	18
Commonwealth Bank of Australia		$428	AUD	589	1/21/16	— @
Credit Suisse International	CHF	100		$101	1/21/16	1
Credit Suisse International	EUR	164		$179	1/21/16	1
Credit Suisse International		$3,186	EUR	2,913	1/21/16	(18)
Credit Suisse International		$297	ILS	1,149	1/21/16	(2)
Credit Suisse International		$525	NZD	780	1/21/16	8
Deutsche Bank AG	CHF	3,122		$3,157	1/21/16	38
Deutsche Bank AG	CNY	6,549		$1,049	5/19/16	49
Deutsche Bank AG	HKD	930		$120	1/21/16	(— @)
Deutsche Bank AG	HKD	3,797		$490	1/21/16	(— @)
Deutsche Bank AG	HUF	1,917		$7	1/21/16	— @
Deutsche Bank AG	NZD	2,284		$1,534	1/6/16	(29)
Deutsche Bank AG	PLN	635		$160	1/21/16	(2)
Deutsche Bank AG	SEK	4,776		$566	1/21/16	— @
Deutsche Bank AG	THB	5,150		$143	1/6/16	(— @)
Deutsche Bank AG		$427	DKK	2,914	1/21/16	(3)
Deutsche Bank AG		$81	NOK	708	1/6/16	(2)
Deutsche Bank AG		$2,805	SEK	23,804	1/21/16	16
Deutsche Bank AG		$316	SGD	446	1/21/16	(2)
Deutsche Bank AG		$142	THB	5,150	2/4/16	1
Goldman Sachs International	GBP	152		$229	1/21/16	5
Goldman Sachs International	GBP	112		$166	1/21/16	1
Goldman Sachs International		$286	EUR	262	1/21/16	(— @)
Goldman Sachs International		$810	GBP	546	1/21/16	(5)
HSBC Bank PLC	CAD	924		$666	2/4/16	(2)
HSBC Bank PLC	EUR	218	GBP	160	1/6/16	(1)
HSBC Bank PLC	EUR	38	GBP	28	1/6/16	(— @)
HSBC Bank PLC	GBP	160	EUR	217	2/4/16	1
HSBC Bank PLC	GBP	28	EUR	38	2/4/16	— @
HSBC Bank PLC	SGD	135		$95	1/6/16	— @
HSBC Bank PLC		$17	CAD	23	1/6/16	(— @)
HSBC Bank PLC		$666	CAD	924	1/6/16	2
HSBC Bank PLC		$168	EUR	153	1/6/16	(2)
HSBC Bank PLC		$11	GBP	7	1/6/16	(— @)
HSBC Bank PLC		$96	SGD	135	1/6/16	(— @)
HSBC Bank PLC		$95	SGD	135	2/4/16	(— @)
HSBC Bank PLC		$143	THB	5,150	1/6/16	1
HSBC Bank PLC		$91	ZAR	1,439	1/6/16	2
JPMorgan Chase Bank NA	AUD	897		$647	1/6/16	(7)
JPMorgan Chase Bank NA	AUD	329		$237	1/6/16	(2)
JPMorgan Chase Bank NA	EUR	172	PLN	750	1/7/16	4

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	EUR	176	PLN	750	2/4/16	$	(—	@)
JPMorgan Chase Bank NA	EUR	63	SEK	590	1/7/16		1
JPMorgan Chase Bank NA	GBP	27	EUR	38	1/6/16		1
JPMorgan Chase Bank NA	GBP	160	EUR	221	1/6/16		5
JPMorgan Chase Bank NA	HKD	558		$72	1/21/16		(—	@)
JPMorgan Chase Bank NA	JPY	464,487		$3,852	1/6/16		(13)
JPMorgan Chase Bank NA	MXN	155		$9	2/4/16		(—	@)
JPMorgan Chase Bank NA	MXN	9,330		$537	1/21/16		(4)
JPMorgan Chase Bank NA	NOK	708		$80	1/6/16		—	@
JPMorgan Chase Bank NA	NZD	329		$224	2/4/16		(—	@)
JPMorgan Chase Bank NA	PLN	750	EUR	176	1/7/16		—	@
JPMorgan Chase Bank NA	PLN	3,341		$841	1/7/16		(10)
JPMorgan Chase Bank NA	PLN	3,341		$856	2/4/16		5
JPMorgan Chase Bank NA		$334	AUD	459	2/4/16		—	@
JPMorgan Chase Bank NA		$32	BRL	124	1/21/16		(1)
JPMorgan Chase Bank NA		$17	CAD	23	1/6/16		—	@
JPMorgan Chase Bank NA		$1,151	EUR	1,050	1/6/16		(10)
JPMorgan Chase Bank NA		$1,308	EUR	1,196	1/21/16		(8)
JPMorgan Chase Bank NA		$11	GBP	7	1/6/16		(—	@)
JPMorgan Chase Bank NA		$525	HKD	4,065	1/21/16		—	@
JPMorgan Chase Bank NA		$12	JPY	1,445	1/6/16		—	@
JPMorgan Chase Bank NA		$3,854	JPY	464,487	2/4/16		13
JPMorgan Chase Bank NA		$92	KRW	108,443	1/21/16		—	@
JPMorgan Chase Bank NA		$552	KRW	654,466	1/6/16		6
JPMorgan Chase Bank NA		$55	MXN	946	1/21/16		—	@
JPMorgan Chase Bank NA		$111	MXN	1,936	1/21/16		1
JPMorgan Chase Bank NA		$9	MXN	155	1/6/16		—	@
JPMorgan Chase Bank NA		$145	MYR	630	1/6/16		1
JPMorgan Chase Bank NA		$80	NOK	708	2/4/16		(—	@)
JPMorgan Chase Bank NA		$857	PLN	3,341	1/7/16		(5)
JPMorgan Chase Bank NA		$1,611	RUB	112,265	1/21/16		(77)
JPMorgan Chase Bank NA		$152	SEK	1,291	1/7/16		1
JPMorgan Chase Bank NA		$134	TWD	4,409	1/21/16		—	@
JPMorgan Chase Bank NA		$92	ZAR	1,439	2/4/16		1
JPMorgan Chase Bank NA	ZAR	1,439		$92	1/6/16		(1)
Northern Trust Company		$211	SGD	298	1/21/16		(1)
State Street Bank and Trust Co.	CHF	2,205		$2,231	1/21/16		28
State Street Bank and Trust Co.	MXN	9,505		$553	1/21/16		2
State Street Bank and Trust Co.		$1,039	MXN	17,966	1/21/16		2
State Street Bank and Trust Co.		$2,399	SEK	20,363	1/21/16		14
UBS AG	AUD	1,226		$891	2/4/16		(1)
UBS AG	CAD	743		$544	1/6/16		7
UBS AG	CAD	204		$149	1/6/16		1
UBS AG	CAD	23		$17	1/6/16		—	@
UBS AG	CAD	193		$139	1/21/16		(—	@)
UBS AG	CHF	210	EUR	195	1/6/16		2
UBS AG	CHF	2,644		$2,674	1/21/16		33
UBS AG	CHF	158		$160	1/6/16		2
UBS AG	EUR	194	CHF	210	1/6/16		(1)
UBS AG	EUR	195	CHF	210	2/4/16		(2)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG	EUR	64	SEK	590	2/4/16	$— @
UBS AG	EUR	1,203		$1,312	1/6/16	5
UBS AG	GBP	800		$1,204	1/21/16	25
UBS AG	GBP	7		$11	1/6/16	— @
UBS AG	GBP	164		$243	1/6/16	1
UBS AG	INR	7,316		$109	1/21/16	(1)
UBS AG	KRW	654,466		$555	1/6/16	(3)
UBS AG	MXN	277		$16	1/6/16	(— @)
UBS AG	MYR	630		$146	1/6/16	(1)
UBS AG	NZD	2,284		$1,558	2/4/16	(1)
UBS AG	SEK	590	EUR	64	1/7/16	(— @)
UBS AG	SEK	1,291		$153	1/7/16	— @
UBS AG		$893	AUD	1,226	1/6/16	— @
UBS AG		$831	CAD	1,143	1/21/16	(5)
UBS AG		$160	CHF	158	1/6/16	(2)
UBS AG		$326	CHF	322	1/21/16	(4)
UBS AG		$160	CHF	158	2/4/16	(2)
UBS AG		$213	CHF	212	1/21/16	(1)
UBS AG		$220	DKK	1,506	1/21/16	(1)
UBS AG		$1,313	EUR	1,203	2/4/16	(5)
UBS AG		$74	GBP	49	1/6/16	(2)
UBS AG		$162	GBP	108	1/6/16	(3)
UBS AG		$243	GBP	164	2/4/16	(2)
UBS AG		$3,834	JPY	463,042	1/6/16	19
UBS AG		$438	JPY	53,283	1/21/16	5
UBS AG		$555	KRW	654,466	2/4/16	3
UBS AG		$7	MXN	121	1/6/16	(— @)
UBS AG		$146	MYR	630	2/4/16	— @
UBS AG		$118	NOK	1,028	1/21/16	(2)
UBS AG		$1,561	NZD	2,284	1/6/16	1
UBS AG		$153	SEK	1,291	2/4/16	(— @)
UBS AG		$115	SGD	162	1/21/16	(1)
UBS AG	ZAR	1,190		$79	1/21/16	2
						$224

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index (France)	1	$50	Jan-16	$— @
Dax Index (Germany)	1	293	Mar-16	13
Euro Stoxx 50 Index (Germany)	365	13,018	Mar-16	151
FTSE MIB Index (Italy)	5	583	Mar-16	6
Hang Seng Index (Hong Kong)	4	565	Jan-16	(1)
IBEX 35 Index (Spain)	7	725	Jan-16	(10)
MSCI Emerging Market E Mini (United States)	159	6,261	Mar-16	117
MSCI Singapore Free Index (Singapore)	24	548	Jan-16	1

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts: (cont'd)

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
NIKKEI 225 Index (Japan)	47	$3,668	Mar-16	$(147)
S+P TSE 60 Index (Canada)	13	1,430	Mar-16	4
SPI 200 Index (Australia)	11	1,053	Mar-16	54
U.S. Treasury 10 yr. Note (United States)	40	5,036	Mar-16	(9)
U.S. Treasury 2 yr. Note (United States)	15	3,259	Mar-16	(4)
U.S. Treasury 5 yr. Note (United States)	28	3,313	Mar-16	(6)
Short:
Brent Crude Futures (United Kingdom)	10	$(373)	Jan-16	$18
FTSE 100 Index (United Kingdom)	32	(2,924)	Mar-16	(118)
German Euro Bund (Germany)	66	(11,327)	Mar-16	121
S&P 500 E MINI Index (United States)	90	(9,159)	Mar-16	(23)
TOPIX Index (Japan)	11	(1,416)	Mar-16	37
U.S. Treasury 10 yr. Note (United States)	44	(5,540)	Mar-16	9
U.S. Treasury 5 yr. Note (United States)	24	(2,840)	Mar-16	3
U.S. Treasury Long Bond (United States)	23	(3,536)	Mar-16	(1)
U.S. Treasury Ultra Long Bond (United States)	3	(476)	Mar-16	(4)
UK Long Gilt Bond (United Kingdom)	5	(861)	Mar-16	3
				$214

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at December 31, 2015:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Russian Federation	Sell	$1,411	1.00%	12/20/20	$(174)	$45	$(129)	BBB-
Goldman Sachs International People's Republic of China	Buy	1,811	1.00	12/20/20	23	(16)	7	AA-
Goldman Sachs International People's Republic of China	Buy	706	1.00	12/20/20	9	(6)	3	AA-
Goldman Sachs International Australian Government	Buy	1,992	1.00	12/20/20	(53)	(4)	(57)	AAA
Goldman Sachs International Australian Government	Buy	178	1.00	12/20/20	(4)	(1)	(5)	AAA
		$6,098			$(199)	$18	$(181)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2015:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	1 Month TIIE	Receive	4.33%	7/27/17	MXN	4,459	$(1)
Bank of America NA	1 Month TIIE	Receive	4.39	7/28/17		7,455	(1)
Bank of America NA	1 Month TIIE	Receive	4.39	12/11/17		18,847	(—	@)
Bank of America NA	1 Month TIIE	Pay	6.32	7/17/25		1,033	(—	@)
Bank of America NA	1 Month TIIE	Pay	6.32	7/18/25		1,830	(—	@)
Bank of America NA	1 Month TIIE	Pay	6.41	12/1/25		4,686	—	@
Barclays Bank PLC	1 Month TIIE	Receive	4.28	7/26/17		13,478	(1)
Barclays Bank PLC	1 Month TIIE	Receive	4.33	7/26/17		9,245	(1)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	1 Month TIIE	Receive	4.34%	7/27/17	MXN	13,657	$(2)
Barclays Bank PLC	1 Month TIIE	Receive	4.36	7/27/17		12,776	(2)
Barclays Bank PLC	1 Month TIIE	Receive	4.34	12/19/17		14,712	1
Barclays Bank PLC	1 Month TIIE	Pay	6.36	7/16/25		2,113	— @
Barclays Bank PLC	1 Month TIIE	Pay	6.32	7/17/25		3,106	(— @)
Barclays Bank PLC	1 Month TIIE	Pay	6.34	7/17/25		2,974	(— @)
Barclays Bank PLC	3 Month STIBOR	Receive	1.34	10/12/25	SEK	1,630	4
Barclays Bank PLC	3 Month STIBOR	Receive	1.37	10/14/25	SEK	1,540	3
Barclays Bank PLC	1 Month TIIE	Pay	6.22	12/9/25	MXN	3,537	(3)
BNP Paribas SA	1 Month TIIE	Receive	4.30	12/8/17		15,891	1
BNP Paribas SA	3 Month STIBOR	Receive	1.34	10/12/25	SEK	1,741	4
BNP Paribas SA	1 Month TIIE	Pay	6.29	11/28/25	MXN	3,845	(2)
Citibank NA	1 Month TIIE	Receive	4.38	7/28/17		4,327	(1)
Citibank NA	1 Month TIIE	Pay	6.33	7/18/25		1,000	(— @)
Citibank NA	3 Month STIBOR	Receive	1.28	10/6/25	SEK	4,258	13
Citibank NA	3 Month STIBOR	Receive	1.34	10/12/25		2,171	6
Citibank NA	3 Month STIBOR	Receive	1.39	10/13/25		3,905	8
Citibank NA	3 Month STIBOR	Receive	1.37	10/14/25		1,267	3
Deutsche Bank AG	1 Month TIIE	Pay	6.33	7/18/25	MXN	3,079	(— @)
Goldman Sachs International	1 Month TIIE	Receive	4.29	7/26/17		13,492	(1)
Goldman Sachs International	1 Month TIIE	Receive	4.38	7/28/17		13,454	(2)
Goldman Sachs International	1 Month TIIE	Receive	4.31	12/8/17		7,171	— @
Goldman Sachs International	1 Month TIIE	Receive	4.34	12/19/17		14,464	1
Goldman Sachs International	1 Month TIIE	Receive	4.40	12/26/17		6,500	— @
Goldman Sachs International	3 Month STIBOR	Receive	1.25	10/6/25	SEK	1,535	5
Goldman Sachs International	3 Month STIBOR	Receive	1.29	10/7/25		1,462	4
Goldman Sachs International	3 Month STIBOR	Receive	1.39	10/13/25		1,224	2
Goldman Sachs International	1 Month TIIE	Pay	6.29	11/28/25	MXN	1,736	(1)
Goldman Sachs International	1 Month TIIE	Pay	6.22	12/9/25		4,100	(3)
Goldman Sachs International	1 Month TIIE	Pay	6.30	12/16/25		2,425	(1)
JPMorgan Chase Bank NA	1 Month TIIE	Receive	4.34	12/19/17		9,439	1
JPMorgan Chase Bank NA	1 Month TIIE	Receive	4.39	12/26/17		22,224	1
JPMorgan Chase Bank NA	1 Month TIIE	Receive	4.43	12/27/17		5,842	(— @)
JPMorgan Chase Bank NA	1 Month TIIE	Pay	6.33	7/17/25		700	(— @)
JPMorgan Chase Bank NA	3 Month STIBOR	Receive	1.25	10/6/25	SEK	4,658	16
JPMorgan Chase Bank NA	3 Month STIBOR	Receive	1.29	10/7/25		4,000	12
JPMorgan Chase Bank NA	3 Month STIBOR	Receive	1.33	10/8/25		2,496	7
JPMorgan Chase Bank NA	3 Month STIBOR	Receive	1.34	10/12/25		2,597	7
JPMorgan Chase Bank NA	3 Month STIBOR	Receive	1.38	10/13/25		4,328	9
JPMorgan Chase Bank NA	1 Month TIIE	Pay	6.23	12/9/25	MXN	2,200	(2)
JPMorgan Chase Bank NA	1 Month TIIE	Pay	6.29	12/16/25		5,669	(3)
JPMorgan Chase Bank NA	1 Month TIIE	Pay	6.33	12/17/25		1,494	(1)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.71	3/19/20		$2,900	(24)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.45	7/17/25		1,400	(47)
UBS AG	1 Month TIIE	Receive	4.31	12/8/17	MXN	15,222	1
UBS AG	1 Month TIIE	Receive	4.38	12/11/17		36,303	(— @)
UBS AG	1 Month TIIE	Receive	4.41	12/21/17		9,905	— @
UBS AG	1 Month TIIE	Receive	4.40	12/26/17		10,382	— @
UBS AG	1 Month TIIE	Pay	6.34	7/16/25		2,182	(— @)
UBS AG	1 Month TIIE	Pay	6.33	7/17/25		1,879	(— @)
UBS AG	1 Month TIIE	Pay	6.30	11/28/25		3,684	(1)
UBS AG	1 Month TIIE	Pay	6.40	12/1/25		8,669	— @
UBS AG	1 Month TIIE	Pay	6.31	12/11/25		2,265	(1)
UBS AG	1 Month TIIE	Pay	6.31	12/16/25		2,663	(1)
							$7

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at December 31, 2015:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Short U.S. Cyclicals Index††	$650	3 Month USD LIBOR minus 0.59%	Pay	12/22/16	$7
Barclays Bank PLC	Short U.S. Cyclicals Index††	650	3 Month USD LIBOR minus 0.59%	Pay	12/22/16	(8)
Barclays Bank PLC	Short U.S. Cyclicals Index††	650	3 Month USD LIBOR minus 0.60%	Pay	12/22/16	5
Goldman Sachs International	Short EU Quality Index††	993	3 Month USD LIBOR minus 0.36%	Pay	11/10/16	4
JPMorgan Chase Bank NA	JPM Aerospace Index††	430	3 Month USD LIBOR minus 0.26%	Pay	9/8/16	(5)
JPMorgan Chase Bank NA	JPM Aerospace Index††	1,211	3 Month USD LIBOR minus 0.26%	Pay	9/8/16	27
JPMorgan Chase Bank NA	JPM Aerospace Index††	1,753	3 Month USD LIBOR minus 0.36%	Pay	9/8/16	39
JPMorgan Chase Bank NA	JPM Aerospace Index††	310	3 Month USD LIBOR minus 0.55%	Pay	9/8/16	(— @)
						$69

†† See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with Short U.S. Cyclicals Index as of December 31, 2015.

Security Description	Index Weight
Short U.S. Cyclicals Index
3M Co.	1.10%
Accenture PLC	0.80
Activision Blizzard, Inc.	0.24
Adobe Systems, Inc.	0.57
ADT Corp. (The)	0.07
Advance Auto Parts, Inc.	0.13
Air Products & Chemicals, Inc.	0.31
Airgas, Inc.	0.11
Akamai Technologies, Inc.	0.11
Alcoa, Inc.	0.15
Allegion PLC	0.07
Alliance Data Systems Corp.	0.21
Alphabet, Inc.	2.75
Alphabet, Inc.	2.75
Amazon.com, Inc.	3.01
American Airlines Group, Inc.	0.31
AMETEK, Inc.	0.15
Amphenol Corp.	0.20
Analog Devices, Inc.	0.22
Apple, Inc.	7.33
Applied Materials, Inc.	0.27
Autodesk, Inc.	0.17
Automatic Data Processing, Inc.	0.48
AutoNation, Inc.	0.06
AutoZone, Inc.	0.26
Avago Technologies Ltd.	0.46
Avery Dennison Corp.	0.07
Ball Corp.	0.12
Bed Bath & Beyond, Inc.	0.09
Best Buy Co., Inc.	0.11
Boeing Co. (The)	1.08
Security Description	Index Weight
Short U.S. Cyclicals Index (cont'd)
BorgWarner, Inc.	0.12%
Broadcom Corp.	0.40
CA, Inc.	0.11
Cablevision Systems Corp.	0.08
CarMax, Inc.	0.13
Carnival Corp.	0.29
Caterpillar, Inc.	0.48
CBS Corp.	0.24
CF Industries Holdings, Inc.	0.11
CH Robinson Worldwide, Inc.	0.10
Chipotle Mexican Grill, Inc.	0.17
Cintas Corp.	0.09
Cisco Systems, Inc.	1.69
Citrix Systems, Inc.	0.15
Coach, Inc.	0.10
Cognizant Technology Solutions Corp.	0.45
Comcast Corp.	1.61
Corning, Inc.	0.28
CSRA, Inc.	0.06
CSX Corp.	0.30
Cummins, Inc.	0.17
Danaher Corp.	0.64
Darden Restaurants, Inc.	0.09
Deere & Co.	0.28
Delphi Automotive PLC	0.28
Delta Air Lines, Inc.	0.48
Discovery Communications, Inc.	0.08
Discovery Communications, Inc.	0.05
Dollar General Corp.	0.24
Dollar Tree, Inc.	0.21
Dover Corp.	0.11
Dow Chemical Co. (The)	0.72
DR Horton, Inc.	0.12

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Index Weight
Short U.S. Cyclicals Index (cont'd)
Dun & Bradstreet Corp. (The)	0.04%
Eastman Chemical Co.	0.12
Eaton Corp., PLC.	0.29
eBay, Inc.	0.38
Ecolab, Inc.	0.37
EI du Pont de Nemours & Co.	0.72
Electronic Arts, Inc.	0.26
EMC Corp.	0.61
Emerson Electric Co.	0.37
Equifax, Inc.	0.15
Expedia, Inc.	0.14
Expeditors International of Washington I	0.10
F5 Networks, Inc.	0.09
Facebook, Inc.	2.89
Fastenal Co.	0.14
FedEx Corp.	0.46
Fidelity National Information Services I	0.21
First Solar, Inc.	0.07
Fiserv, Inc.	0.26
FLIR Systems, Inc.	0.05
Flowserve Corp.	0.06
Fluor Corp.	0.08
FMC Corp.	0.06
Ford Motor Co.	0.63
Fossil Group, Inc.	0.02
Freeport-McMoRan, Inc.	0.09
GameStop Corp.	0.04
Gap, Inc. (The)	0.07
Garmin Ltd.	0.05
General Dynamics Corp.	0.49
General Electric Co.	3.44
General Motors Co.	0.57
Genuine Parts Co.	0.15
Goodyear Tire & Rubber Co. (The)	0.10
H&R Block, Inc.	0.09
Hanesbrands, Inc.	0.14
Harley-Davidson, Inc.	0.10
Harman International Industries, Inc.	0.08
Harris Corp.	0.14
Hasbro, Inc.	0.09
Hewlett Packard Enterprise Co.	0.34
Home Depot, Inc. (The)	1.97
Honeywell International, Inc.	0.95
HP, Inc.	0.26
Illinois Tool Works, Inc.	0.36
Ingersoll-Rand PLC	0.18
Intel Corp.	2.01
International Business Machines Corp.	1.51
International Flavors & Fragrances, Inc.	0.11
International Paper Co.	0.19
Interpublic Group of Cos, Inc. (The)	0.11
Security Description	Index Weight
Short U.S. Cyclicals Index (cont'd)
Intuit, Inc.	0.33%
Jacobs Engineering Group, Inc.	0.06
JB Hunt Transport Services, Inc.	0.08
Johnson Controls, Inc.	0.30
Juniper Networks, Inc.	0.12
Kansas City Southern	0.10
KLA-Tencor Corp.	0.13
Kohl's Corp.	0.11
L Brands, Inc.	0.29
L-3 Communications Holdings, Inc.	0.11
Lam Research Corp.	0.15
Leggett & Platt, Inc.	0.07
Lennar Corp.	0.10
Linear Technology Corp.	0.13
Lockheed Martin Corp.	0.68
Lowe's Cos, Inc.	0.82
LyondellBasell Industries N.V.	0.39
Macy's, Inc.	0.13
Marriott International, Inc.	0.15
Martin Marietta Materials, Inc.	0.11
Masco Corp.	0.12
MasterCard, Inc.	1.19
Mattel, Inc.	0.11
McDonald's Corp.	1.29
Michael Kors Holdings Ltd.	0.09
Microchip Technology, Inc.	0.12
Micron Technology, Inc.	0.19
Microsoft Corp.	5.43
Mohawk Industries, Inc.	0.14
Monsanto Co.	0.53
Mosaic Co. (The)	0.11
Motorola Solutions, Inc.	0.14
NetApp, Inc.	0.09
Netflix, Inc.	0.56
Newell Rubbermaid, Inc.	0.14
Newmont Mining Corp.	0.12
News Corp.	0.06
News Corp.	0.02
Nielsen Holdings PLC	0.20
NIKE, Inc.	0.99
Nordstrom, Inc.	0.08
Norfolk Southern Corp.	0.30
Northrop Grumman Corp.	0.41
Nucor Corp.	0.15
NVIDIA Corp.	0.21
Omnicom Group, Inc.	0.22
Oracle Corp.	1.45
O'Reilly Automotive, Inc.	0.29
Owens-Illinois, Inc.	0.03
PACCAR, Inc.	0.20
Parker-Hannifin Corp.	0.15

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Index Weight
Short U.S. Cyclicals Index (cont'd)
Paychex, Inc.	0.21%
PayPal Holdings, Inc.	0.49
Pentair PLC	0.11
Pitney Bowes, Inc.	0.05
PPG Industries, Inc.	0.32
Praxair, Inc.	0.35
Precision Castparts Corp.	0.37
Priceline Group, Inc. (The)	0.75
PulteGroup, Inc.	0.06
PVH Corp.	0.07
Qorvo, Inc.	0.09
QUALCOMM, Inc.	0.96
Quanta Services, Inc.	0.04
Ralph Lauren Corp.	0.08
Raytheon Co.	0.44
Red Hat, Inc.	0.18
Republic Services, Inc.	0.12
Robert Half International, Inc.	0.07
Rockwell Automation, Inc.	0.16
Rockwell Collins, Inc.	0.15
Roper Technologies, Inc.	0.23
Ross Stores, Inc.	0.26
Royal Caribbean Cruises Ltd.	0.20
Ryder System, Inc.	0.04
salesforce.com, Inc.	0.59
SanDisk Corp.	0.19
Scripps Networks Interactive, Inc.	0.06
Seagate Technology PLC	0.14
Sealed Air Corp.	0.12
Sherwin-Williams Co. (The)	0.25
Signet Jewelers Ltd.	0.12
Skyworks Solutions, Inc.	0.18
Snap-on, Inc.	0.11
Southwest Airlines Co.	0.33
Stanley Black & Decker, Inc.	0.19
Staples, Inc.	0.07
Starbucks Corp.	1.03
Starwood Hotels & Resorts Worldwide, Inc.	0.13
Stericycle, Inc.	0.12
Symantec Corp.	0.18
Target Corp.	0.53
TE Connectivity Ltd.	0.32
TEGNA, Inc.	0.07
Teradata Corp.	0.04
Texas Instruments, Inc.	0.69
Textron, Inc.	0.13
Tiffany & Co.	0.10
Time Warner Cable, Inc.	0.61
Time Warner, Inc.	0.61
TJX Cos, Inc. (The)	0.56
Total System Services, Inc.	0.10
Security Description	Index Weight
Short U.S. Cyclicals Index (cont'd)
Tractor Supply Co.	0.14%
TripAdvisor, Inc.	0.11
Twenty-First Century Fox, Inc.	0.39
Twenty-First Century Fox, Inc.	0.14
Tyco International Plc	0.16
Under Armour, Inc.	0.17
Union Pacific Corp.	0.80
United Continental Holdings, Inc.	0.26
United Parcel Service, Inc.	0.79
United Rentals, Inc.	0.09
United Technologies Corp.	0.93
Urban Outfitters, Inc.	0.02
VeriSign, Inc.	0.11
Verisk Analytics, Inc.	0.14
VF Corp.	0.25
Viacom, Inc.	0.16
Visa, Inc.	1.85
Vulcan Materials Co.	0.15
Walt Disney Co. (The)	1.89
Waste Management, Inc.	0.26
Western Digital Corp.	0.17
Western Union Co. (The)	0.11
WestRock Co.	0.15
Whirlpool Corp.	0.13
WW Grainger, Inc.	0.15
Wyndham Worldwide Corp.	0.10
Wynn Resorts Ltd.	0.06
Xerox Corp.	0.13
Xilinx, Inc.	0.15
Xylem, Inc.	0.08
Yahoo!, Inc.	0.35
Yum! Brands, Inc.	0.36
100.00%

The following table represents the equity basket holdings underlying the total return swap with Short EU Quality Index as of December 31, 2015.

Security Description	Index Weight
Short EU Quality Index
ABB Ltd.	1.44%
Actelion Ltd.	0.58
Air Liquide SA	1.43
Airbus Group SE	1.80
ARM Holdings PLC	0.81
ASML Holding N.V.	0.95
Assa Abloy AB	0.73
Associated British Foods PLC	1.18
AstraZeneca PLC	3.67
Atlas Copco AB	1.03
BAE Systems PLC	1.37
BASF SE	2.62
British American Tobacco PLC	4.64

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Index Weight
Short EU Quality Index(cont'd)
Burberry Group PLC	0.77%
Capita PLC	1.20
Centrica PLC	0.63
Cie Financiere Richemont SA	1.22
Coloplast A/S	1.00
Compass Group PLC	1.54
Continental AG	1.04
Deutsche Boerse AG	0.95
Deutsche Post AG	1.17
Diageo PLC	2.64
Essilor International SA	0.76
Geberit AG	0.84
Henkel AG & Co., KGaA	1.08
Hennes & Mauritz AB	2.09
Imperial Tobacco Group PLC	2.44
Industria de Diseno Textil SA	2.06
ITV PLC	1.68
Kerry Group PLC	1.16
Kone Oyj	1.59
Legrand SA	0.57
L'Oreal SA	1.60
Nestle SA	3.65
Next PLC	0.68
Novartis AG	3.24
Novo Nordisk A/S	6.66
Novozymes A/S	0.98
Pandora A/S	0.86
Reckitt Benckiser Group PLC	2.86
RELX N.V.	1.08
RELX PLC	1.44
Rio Tinto PLC	1.44
Roche Holding AG	4.14
Rolls-Royce Holdings PLC	0.62
SABMiller PLC	1.85
SAP SE	2.83
SGS SA	1.29
Shire PLC	2.32
Sky PLC	0.74
Smith & Nephew PLC	1.22
Swatch Group AG (The)	0.45
Syngenta AG	1.35
Unilever N.V.	3.96
Unilever PLC	2.96
Valeo SA	0.94
Whitbread PLC	0.51
Wolseley PLC	0.61
WPP PLC	1.04
100.00%
The following table represents the equity basket holdings underlying the total return swap with JPM Aerospace Index as of December 31, 2015.

Security Description	Index Weight
JPM Aerospace Index
Airbus Group SE	14.88%
B/E Aerospace, Inc.	1.38
Boeing Co. (The)	34.77
Bombardier, Inc.	0.53
KLX, Inc.	0.50
Precision Castparts Corp.	11.73
Rolls-Royce Holdings PLC	4.60
Safran SA	8.18
Textron, Inc.	5.15
Thales SA	2.91
TransDigm Group, Inc.	3.77
United Technologies Corp.	9.63
Zodiac Aerospace	1.97
100.00%

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LIBOR  London Interbank Offered Rate.

STIBOR  Stockholm Interbank Offered Rate.

TIIE    Interbank Equilibrium Interest Rate.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CNH  — Chinese Yuan Renminbi

CNY  — Chinese Yuan Renminbi

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

RUB  — Russian Ruble

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	48.6%
Fixed Income Securities	43.8
Investment Companies	5.2
Other**	2.4
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open call options written with a value of approximately $59,000 and does not include an open put option written with a value of approximately $8,000. Does not include open long/short futures contracts with an underlying face amount of approximately $78,254,000 with net unrealized appreciation of approximately $214,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $224,000 and does not include open swap agreements with net unrealized appreciation of approximately $94,000.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Strategist Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $129,016)	$134,992
Investments in Securities of Affiliated Issuer, at Value (Cost $5,074)	4,315
Total Investments in Securities, at Value (Cost $134,090)	139,307
Receivable for Variation Margin on Futures Contracts	3,056
Receivable for Investments Sold	2,677
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	509
Interest Receivable	425
Unrealized Appreciation on Swap Agreements	236
Dividends Receivable	110
Tax Reclaim Receivable	110
Receivable for Portfolio Shares Sold	72
Premium Paid on Open Swap Agreements	32
Receivable from Affiliate	— @
Other Assets	13
Total Assets	146,547
Liabilities:
Payable for Investments Purchased	1,543
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	285
Premium Received on Open Swap Agreements	231
Payable for Portfolio Shares Redeemed	143
Payable for Custodian Fees	113
Bank Overdraft	111
Unrealized Depreciation on Swap Agreements	71
Options Written, at Value (Premiums received $72)	67
Payable for Swap Agreements Termination	62
Payable for Servicing Fees	47
Payable for Advisory Fees	40
Payable for Professional Fees	24
Payable for Administration Fees	10
Payable for Variation Margin on Swap Agreements	8
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	2
Payable for Directors' Fees and Expenses	2
Other Liabilities	57
Total Liabilities	2,818
NET ASSETS	$143,729
Net Assets Consist of:
Paid-in-Capital	$143,546
Distributions in Excess of Net Investment Income	(522)
Accumulated Net Realized Loss	(5,035)
Unrealized Appreciation (Depreciation) on:
Investments	5,976
Investments in Affiliates	(759)
Futures Contracts	214
Options Written	5
Swap Agreements	94
Foreign Currency Forward Exchange Contracts	224
Foreign Currency Translations	(14)
Net Assets	$143,729
CLASS I:
Net Assets	$119,248
Net Asset Value, Offering and Redemption Price Per Share Applicable to 12,700,140 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.39
CLASS II:
Net Assets	$24,481
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,617,879 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.35

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Strategist Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $127 of Foreign Taxes Withheld)	$2,501
Interest from Securities of Unaffiliated Issuers	1,434
Dividends from Securities of Affiliated Issuers (Note H)	41
Total Investment Income	3,976
Expenses:
Advisory Fees (Note B)	1,233
Custodian Fees (Note G)	439
Administration Fees (Note C)	231
Servicing Fees (Note D)	163
Professional Fees	146
Pricing Fees	120
Distribution Fees — Class II Shares (Note E)	79
Shareholder Reporting Fees	44
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	4
Other Expenses	21
Total Expenses	2,491
Waiver of Advisory Fees (Note B)	(1,233)
Distribution Fees — Class II Shares Waived (Note E)	(51)
Rebate from Morgan Stanley Affiliate (Note H)	(42)
Expenses Reimbursed by Adviser (Note B)	(3)
Net Expenses	1,162
Net Investment Income	2,814
Realized Gain (Loss):
Investments Sold	498
Foreign Currency Forward Exchange Contracts	(1,484)
Foreign Currency Transactions	(154)
Futures Contracts	(734)
Swap Agreements	(1,785)
Net Realized Loss	(3,659)
Change in Unrealized Appreciation (Depreciation):
Investments	(9,687)
Investments in Affiliates	(289)
Foreign Currency Forward Exchange Contracts	493
Foreign Currency Translations	46
Futures Contracts	110
Swap Agreements	(234)
Options Written	5
Net Change in Unrealized Appreciation (Depreciation)	(9,556)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(13,215)
Net Decrease in Net Assets Resulting from Operations	$(10,401)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Global Strategist Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,814	$3,481
Net Realized Gain (Loss)	(3,659)	2,839
Net Change in Unrealized Appreciation (Depreciation)	(9,556)	(2,121)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,401)	4,199
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,268)	(1,308)
Net Realized Gain	(1,065)	(13,229)
Class II:
Net Investment Income	(424)	(243)
Net Realized Gain	(214)	(2,696)
Total Distributions	(3,971)	(17,476)
Capital Share Transactions:(1)
Class I:
Subscribed	3,462	16,657
Distributions Reinvested	3,333	14,537
Redeemed	(25,571)	(27,187)
Class II:
Subscribed	997	1,182
Distributions Reinvested	638	2,939
Redeemed	(4,363)	(6,293)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(21,504)	1,835
Total Decrease in Net Assets	(35,876)	(11,442)
Net Assets:
Beginning of Period	179,605	191,047
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(522) and $2,403, respectively)	$143,729	$179,605
(1) Capital Share Transactions:
Class I:
Shares Subscribed	342	1,541
Shares Issued on Distributions Reinvested	337	1,373
Shares Redeemed	(2,565)	(2,523)
Net Increase (Decrease) in Class I Shares Outstanding	(1,886)	391
Class II:
Shares Subscribed	98	111
Shares Issued on Distributions Reinvested	65	278
Shares Redeemed	(436)	(581)
Net Decrease in Class II Shares Outstanding	(273)	(192)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015		2014	2013		2012	2011
Net Asset Value, Beginning of Period	$10.28		$11.06	$9.55		$8.58	$9.02
Income (Loss) from Investment Operations:
Net Investment Income†	0.17		0.20	0.18		0.14	0.13
Net Realized and Unrealized Gain (Loss)	(0.81)		0.06	1.34		1.00	(0.45)
Total from Investment Operations	(0.64)		0.26	1.52		1.14	(0.32)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.09)	(0.01)		(0.19)	(0.12)
Net Realized Gain	(0.08)		(0.95)	—		—	—
Total Distributions	(0.25)		(1.04)	(0.01)		(0.19)	(0.12)
Regulatory Settlement Proceeds	—		—	—		0.02 ††	—
Net Asset Value, End of Period	$9.39		$10.28	$11.06		$9.55	$8.58
Total Return ++	(6.39)%		2.15%	15.95%		13.84%	(3.68)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$119,248		$150,001	$157,059		$63,205	$64,668
Ratio of Expenses to Average Net Assets(1)	0.69	%+^^^	0.56%+	0.62	%+^^	0.94%+	0.96%+^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		0.94%+	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.73	%+	1.86%+	1.69	%+	1.53%+	1.42%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%		0.04%	0.04%		0.06%	0.06%
Portfolio Turnover Rate	146%		82%	168%		105%	109%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.47%		1.42%	1.32%		1.72%	1.76%
Net Investment Income to Average Net Assets	0.95%		1.00%	0.99%		0.75%	0.62%

†  Per share amount is based on average shares outstanding.

††  During the year ended December 31, 2012, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of approximately 0.23% on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I would have been approximately 13.61%.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective August 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to August 1, 2015, the maximum ratio was 0.60% for Class I shares.

^^  Effective April 29, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.60% for Class I shares. Prior to April 29, 2013, the maximum ratio was 1.00% for Class I shares.

^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2011, the maximum ratio was 1.05% for Class I shares.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Global Strategist Portfolio

	Class II
	Year Ended December 31,						Period from March 15, 2011^ to December 31,
Selected Per Share Data and Ratios	2015		2014	2013		2012	2011
Net Asset Value, Beginning of Period	$10.24		$11.03	$9.54		$8.57	$9.04
Income (Loss) from Investment Operations:
Net Investment Income†	0.16		0.19	0.17		0.13	0.11
Net Realized and Unrealized Gain (Loss)	(0.82)		0.06	1.33		1.01	(0.46)
Total from Investment Operations	(0.66)		0.25	1.50		1.14	(0.35)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.09)	(0.01)		(0.19)	(0.12)
Net Realized Gain	(0.08)		(0.95)	—		—	—
Total Distributions	(0.23)		(1.04)	(0.01)		(0.19)	(0.12)
Regulatory Settlement Proceeds	—		—	—		0.02 ††	—
Net Asset Value, End of Period	$9.35		$10.24	$11.03		$9.54	$8.57
Total Return ++	(6.53)%		2.00%	15.75%		13.70%	(4.00	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,481		$29,604	$33,988		$241	$65
Ratio of Expenses to Average Net Assets (1)	0.79	%+^^^^	0.66%+	0.72	%+^^^	1.04%+	1.06	%+*^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A	N/A		1.04%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.63	%+	1.76%+	1.59	%+	1.43%+	1.32	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%		0.04%	0.04%		0.06%	0.06	%*
Portfolio Turnover Rate	146%		82%	168%		105%	109	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%		1.77%	1.67%		2.07%	2.11	%*
Net Investment Income to Average Net Assets	0.66%		0.65%	0.64%		0.40%	0.27	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

††  During the year ended December 31, 2012, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of 0.24% on total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II would have been approximately 13.46%.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^^  Effective August 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class II shares. Prior to August 1, 2015, the maximum ratio was 0.70% for Class II shares.

^^^  Effective April 29, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class II shares. Prior to April 29, 2013, the maximum ratio was 1.10% for Class II shares.

^^  Effective July 1, 2011, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class II shares. Prior to July 1, 2011, the maximum ratio was 1.15% for Class II shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Strategist Portfolio (formerly Global Tactical Asset Allocation Portfolio). The Portfolio seeks total return by investing in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Directors or quotes from a broker or dealer; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (10) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$4,134	$—	$4,134
Asset-Backed Securities	—	395	—	395
Collateralized Mortgage Obligations - Agency Collateral Series	—	342	—	342
Commercial Mortgage- Backed Securities	—	1,552	—	1,552
Corporate Bonds	—	14,629	—	14,629
Mortgages - Other	—	620	—	620
Sovereign	—	20,236	—	20,236
U.S. Treasury Securities	—	19,063	—	19,063
Total Fixed Income Securities	—	60,971	—	60,971

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks
Aerospace & Defense	$1,452	$323	$—	$1,775
Air Freight & Logistics	523	38	—	561
Airlines	—	188	—	188
Auto Components	46	220	—	266
Automobiles	182	1,133	—	1,315
Banks	2,886	2,291	—	5,177
Beverages	616	784	—	1,400
Biotechnology	1,670	179	—	1,849
Building Products	—	431	—	431
Capital Markets	704	846	—	1,550
Chemicals	556	709	—	1,265
Commercial Services & Supplies	94	109	—	203
Communications Equipment	949	152	—	1,101
Construction & Engineering	2	440	—	442
Construction Materials	—	226	—	226
Consumer Finance	759	—	—	759
Containers & Packaging	23	53	—	76
Diversified Financial Services	447	355	—	802
Diversified Telecommunication Services	882	1,017	—	1,899
Electric Utilities	459	353	—	812
Electrical Equipment	127	330	—	457
Electronic Equipment, Instruments & Components	52	288	—	340
Energy Equipment & Services	1,012	51	—	1,063
Food & Staples Retailing	1,883	319	—	2,202
Food Products	290	884	—	1,174
Gas Utilities	6	77	—	83
Health Care Equipment & Supplies	952	282	—	1,234
Health Care Providers & Services	1,099	69	—	1,168
Health Care Technology	40	—	—	40
Hotels, Restaurants & Leisure	697	394	—	1,091
Household Durables	—	126	—	126
Household Products	1,396	395	—	1,791
Independent Power Producers & Energy Traders	8	4	—	12
Industrial Conglomerates	907	227	—	1,134
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$1,780	$366	$—	$2,146
Insurance	404	1,610	—	2,014
Internet & Catalog Retail	759	23	—	782
Internet Software & Services	1,476	19	—	1,495
Life Sciences Tools & Services	105	81	—	186
Machinery	189	581	—	770
Marine	—	75	—	75
Media	1,397	702	—	2,099
Metals & Mining	1,294	639	—	1,933
Multi-Utilities	219	356	—	575
Multi-line Retail	203	168	—	371
Oil, Gas & Consumable Fuels	2,209	1,113	—	3,322
Paper & Forest Products	—	19	—	19
Personal Products	34	408	—	442
Pharmaceuticals	2,667	2,729	—	5,396
Professional Services	44	656	—	700
Real Estate Investment Trusts (REITs)	586	379	—	965
Real Estate Management & Development	34	313	—	347
Road & Rail	484	264	—	748
Semiconductors & Semiconductor Equipment	692	249	1	942
Software	1,386	90	—	1,476
Specialty Retail	1,163	206	—	1,369
Tech Hardware, Storage & Peripherals	1,838	142	—	1,980
Textiles, Apparel & Luxury Goods	566	316	—	882
Thrifts & Mortgage Finance	3	—	—	3
Tobacco	737	680	—	1,417
Trading Companies & Distributors	4	219	—	223
Transportation Infrastructure	—	265	—	265
Water Utilities	—	80	—	80
Wireless Telecommunication Services	24	586	—	610
Total Common Stocks	41,016	26,627	1	67,644

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Rights	$—	$— @†	$—	$— @†
Warrant	1	—	—	1
Investment Companies	7,273	—	—	7,273
Call Options Purchased	—	157	—	157
Put Option Purchased	—	55	—	55
Short-Term Investments
Investment Company	1,974	—	—	1,974
U.S. Treasury Security	—	1,232	—	1,232
Total Short-Term Investments	1,974	1,232	—	3,206
Foreign Currency Forward Exchange Contracts	—	509	—	509
Futures Contracts	537	—	—	537
Credit Default Swap Agreement	—	45	—	45
Interest Rate Swap Agreements	—	109	—	109
Total Return Swap Agreements	—	82	—	82
Total Assets	50,801	89,787 †	1	140,589 †
Liabilities:
Call Options Written	—	(59)	—	(59)
Put Option Written	—	(8)	—	(8)
Foreign Currency Forward Exchange Contracts	—	(285)	—	(285)
Futures Contracts	(323)	—	—	(323)
Credit Default Swap Agreements	—	(27)	—	(27)
Interest Rate Swap Agreements	—	(102)	—	(102)
Total Return Swap Agreements	—	(13)	—	(13)
Total Liabilities	(323)	(494)	—	(817)
Total	$50,478	$89,293 †	$1	$139,772 †

@  Value is less than $500.

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, securities with a total value of approximately $287,000 transferred from Level 1 to Level 2. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of December 31, 2015, a security with a total value of approximately $31,000 transferred from Level 2 to Level 1. The security that was valued using other significant observable inputs at December 31, 2014, was valued using unadjusted quoted prices at December 31, 2015.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—
Purchases	16
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(15)
Realized gains (losses)	—
Ending Balance	$1
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$(15)

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015.

	Fair Value at December 31, 2015 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Semiconductors & Semiconductors Equipment
Common Stock	$1	Market Transaction Method	Precedent Transaction	$0.03	$0.03	$0.03	Increase

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at he time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio's exposure to the underlying instrument. Writing call options tend to decrease the Portfolio's exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Transactions in written options for the year ended December 31, 2015 were as follows:

Written Options	Notional Amount (000)	Premiums Received (000)
Options outstanding at December 31, 2014	—	$—
Options written	10,270	72
Options outstanding at December 31, 2015	10,270	$72

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$212	(a)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	509
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	18	(b)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	383	(b)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	136	(b)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	45
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	82
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	109
Total			$1,494
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Written	Options Written, at Value	Currency Risk	$(67)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	(285)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(299	)(b)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(24	)(b)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(27)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(13)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(31)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(71	)(b)
Total			$(817)

(a)Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(b)This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,484)
Commodity Risk	Futures Contracts	(129)
Equity Risk	Futures Contracts	(766)
Interest Rate Risk	Futures Contracts	161
Credit Risk	Swap Agreements	286
Equity Risk	Swap Agreements	(1,086)
Interest Rate Risk	Swap Agreements	(985)
Total		$(4,003)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Purchased	$48 (c)
Currency Risk	Options Written	5
Currency Risk	Foreign Currency Forward Exchange Contracts	493
Commodity Risk	Futures Contract	25
Equity Risk	Futures Contracts	150
Interest Rate Risk	Futures Contracts	(65)
Credit Risk	Swap Agreements	64
Equity Risk	Swap Agreements	(357)
Interest Rate Risk	Swap Agreements	59
Total		$422

(c)  Amounts are included in Investments in the Statement of Operations.

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(d)	Assets(e) (000)		Liabilities(e) (000)
Options Purchased	$212	(a)	$—
Options Written, at value	—		(67)
Foreign Currency Forward Exchange Contracts	509		(285)
Swap Agreements	236		(71)
Total	$957		$(423)

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d)  Excludes exchange traded derivatives.

(e)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$5	$(5)	$—	$0
Bank of Montreal	5	(5)	—	0
Bank of New York Mellon	28	—	—	28
Barclays Bank PLC	65	(17)	—	48
BNP Paribas SA	5	(2)	—	3
Citibank NA	212	(29)	—	183
Commonwealth Bank of Australia	18	—	—	18
Credit Suisse International	10	(10)	—	0
Deutsche Bank AG	104	(38)	—	66
Goldman Sachs International	113	(43)	—	70
HSBC Bank PLC	6	(5)	—	1
JPMorgan Chase Bank NA	233	(78)	—	155
State Street Bank and Trust Co.	46	—	—	46
UBS AG	107	(41)	—	66
Total	$957	$(273)	$—	$684
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$9	$(5)	$—	$4
Bank of Montreal	9	(5)	—	4
Barclays Bank PLC	28	(17)	(11)	0
BNP Paribas SA	2	(2)	—	0
Citibank NA	29	(29)	—	0
Credit Suisse International	20	(10)	—	10
Deutsche Bank AG	38	(38)	—	0
Goldman Sachs International	62	(43)	(19)	0
HSBC Bank PLC	5	(5)	—	0
JPMorgan Chase Bank NA	177	(78)	—	99
Northern Trust Company	1	—	—	1
UBS AG	43	(41)	—	2
Total	$423	$(273)	$(30)	$120

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$77,208,000
Futures Contracts:
Average monthly original value	$121,713,000
Swap Agreements:
Average monthly notional amount	$99,487,000
Options Purchased:
Average monthly notional amount	1,824,000
Options Written:
Average monthly notional amount	1,824,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that the total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.60% for Class I shares and 0.70% for Class II shares. Effective August 1, 2015, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.90% for Class I shares and 1.00% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $1,233,000 of advisory fees were waived and approximately $3,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees: Effective May 1, 2015, the Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an in-

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

surance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.25% of the 0.35% distribution fee that it may receive. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2015, this waiver amounted to approximately $51,000.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $107,591,000 and $123,175,000, respectively. For the year ended December 31, 2015, purchases and sales of long-term U.S. Government securities were approximately $107,087,000 and $94,184,000, respectively.

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the

Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $29,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $3,100,000 at December 31, 2015.

A summary of the Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$2,610	$20	$—	$20	$2,341

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $13,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$33,006	$89,076	$120,108	$21	$1,974

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,692	$1,279	$1,547	$15,929

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies, swap transactions, paydown adjustments, distribution redesignation and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(3,047)	$4,566	$(1,519)

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$594

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration*
$3,627	December 31, 2017

* Includes capital losses acquired from Morgan Stanley Variable Investment Series Strategist Portfolio that may be subject to limitation under IRC section 382 in future years, reducing the total carryforward available.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,814,000.

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 78.4%.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Strategist Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Strategist Portfolio (formerly Global Tactical Asset Allocation Portfolio) (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Strategist Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2015. For corporate shareholders 41.98% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $1,279,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
1404310 EXP. 02.28.17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Core Plus Fixed Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Director and Officer Information	32

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Core Plus Fixed Income Portfolio (the "Portfolio"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2015 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Actual Ending Account Value 12/31/15	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$998.20	$1,021.73	$3.48	$3.52	0.69%
Core Plus Fixed Income Portfolio Class II	1,000.00	997.30	1,020.47	4.73	4.79	0.94

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, municipal, mortgage and asset-back securities.

Performance

For the fiscal year ended December 31, 2015, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of –0.65%, net of fees, for Class I shares and –0.83%, net of fees, for Class II shares. The Portfolio's Class I and Class II shares underperformed the Portfolio's benchmark, the Barclays U.S. Aggregate Index (the "Index"), which returned 0.55%.

Factors Affecting Performance

•  2015 was a volatile year in the financial markets due to a variety of factors. After much anticipation, the U.S. Federal Reserve finally raised rates at the end of the year, ending the zero interest rate policy that had been in place since December 2008. At the same time, the European Central Bank embarked on a bond buying program in an attempt to create easy financial conditions that would boost European economies. Geopolitical events in the Middle East, Asia and elsewhere continued to create uncertainty, and commodity prices continued trending downwards. Treasury yields rose over the period but exhibited significant volatility along the way. For example, the yield on the 10-year U.S. Treasury note increased by 10 basis points from 2.17% to 2.27%, but during the year reached a low of 1.64% and a high of 2.48%.i

•  The year was challenging for the global credit markets. Investment grade and high yield bonds faced several headwinds, including falling commodity prices, a slowdown in key emerging market countries, geopolitical concerns, increasing merger and acquisition activity, and record new issuance. These factors contributed to investment grade credit generating particularly poor excess returns for a non-recessionary period. For the year, U.S. investment grade spreads were 34 basis points wider relative to Treasuries, and U.S. high yield spreads widened by 188 basis points. The majority of this underperformance came in the latter half of the year, driven in part by the continued weakness in commodity prices. Commodity-related sectors such as energy and metals and mining were noteworthy underperformers as a result.

•  The mortgage sector was one of the best-performing sectors in 2015 as house prices in the U.S. continued to rise and mortgage rates remained attractive. Commercial real estate continued to exhibit strength as hotel and apartment occupancy rates have been high and the improving economy and employment numbers are also helping to reduce office space vacancies.

•  The Portfolio's positioning in the credit markets was the primary driver of underperformance during the year. While exposure to financials was a slight positive, the Portfolio's exposure to investment grade non-financials, high yield bonds and convertibles hurt performance.

•  Duration positioning, which was managed using interest rate futures and swaps, also detracted from performance because, although rates increased slightly during the year, the volatility made it difficult to properly time entry and exit points for our trades.

•  The Portfolio's positioning in the securitized sector was the largest positive contributor to relative performance, driven mainly by an allocation to non-agency mortgages. The position in commercial mortgage-backed securities detracted from performance as spreads on these securities widened largely due to the heavy new issuance volume.

•  A small overweight to non-U.S. government bonds such as Italy and New Zealand and to some emerging markets debt also benefited performance.

Management Strategies

•  Throughout the period, we maintained an overweight position to spread (non-government) sectors that we believed had strong or improving fundamentals.

•  The Portfolio was positioned with an overweight to investment grade credit and to financials, in particular, as we believe that these companies will continue to de-risk in light of the regulatory environment. We have become increasingly cautious on some segments of non-financial credits as these companies have increased leverage to undertake shareholder-friendly actions such as share repurchases.

•  The Portfolio also had allocations to riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds. While the performance of these sectors was mixed, we continue to maintain these exposures as of the end of the period.

•  With regard to interest rate strategy, the Portfolio had generally been positioned with a duration that was less than that of the Index throughout the year.

(i)  Yields and yield spreads data from Bloomberg L.P.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays U.S. Aggregate Index(1)

	Period Ended December 31, 2015
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class I(3)	–0.65%	4.31%	3.61%	4.87%
Barclays U.S. Aggregate Index	0.55	3.25	4.51	5.45
Portfolio – Class II(4)	–0.83	4.07	3.36	3.46
Barclays U.S. Aggregate Index	0.55	3.25	4.51	4.24

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)  The Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.7%)
Agency Fixed Rate Mortgages (18.7%)
Federal Home Loan Mortgage Corporation, Gold Pools:
3.50%, 1/1/44 - 2/1/45	$2,533	$2,612
4.00%, 12/1/41 - 10/1/44	1,936	2,047
5.41%, 2/1/37 - 8/1/37	63	69
5.44%, 1/1/37 - 6/1/38	135	149
5.46%, 5/1/37 - 4/1/38	138	152
5.48%, 8/1/37 - 10/1/37	158	176
5.50%, 8/1/37 - 4/1/38	163	180
5.52%, 9/1/37 - 1/1/38	29	32
5.62%, 12/1/36 - 12/1/37	104	115
6.00%, 8/1/37 - 5/1/38	150	169
6.50%, 9/1/32	28	32
7.50%, 5/1/35	67	78
8.00%, 8/1/32	44	53
8.50%, 8/1/31	54	69
January TBA: 3.50%, 1/1/31 - 1/1/46 (a)	7,887	8,133
4.00%, 1/1/46 (a)	5,397	5,702
Federal National Mortgage Association, Conventional Pools:
3.00%, 5/1/30 - 4/1/45	1,917	1,939
3.50%, 4/1/29 - 8/1/45	1,420	1,478
4.00%, 11/1/41 - 11/1/45	2,658	2,825
4.50%, 8/1/40 - 11/1/44	2,583	2,818
5.00%, 7/1/40	240	265
5.62%, 12/1/36	35	39
6.00%, 12/1/38	645	730
6.50%, 11/1/27 - 10/1/38	69	79
7.00%, 6/1/29 - 2/1/33	48	50
7.50%, 8/1/37	124	150
8.00%, 4/1/33	94	115
8.50%, 10/1/32	86	105
9.50%, 4/1/30	19	22
January TBA: 3.00%, 1/1/31 - 1/1/46 (a)	1,322	1,338
3.50%, 1/1/31 (a)	103	108
4.50%, 1/1/46 (a)	1,687	1,822
Government National Mortgage Association, January TBA:
3.50%, 1/20/46 (a)	818	853
Various Pools: 3.50%, 12/15/43	721	755
4.00%, 7/15/44	739	789
5.48%, 9/20/37	10	11
5.56%, 7/20/37	22	24
9.00%, 1/15/25	2	2
		36,085
Asset-Backed Securities (5.5%)
American Homes 4 Rent, 6.07%, 10/17/45 (b)	490	492
CAM Mortgage LLC, 3.50%, 7/15/64 (b)	522	523
	Face Amount (000)	Value (000)
Citigroup Mortgage Loan Trust, Inc., 5.53%, 11/25/34	$134	$144
CVS Pass-Through Trust, 6.04%, 12/10/28	265	292
8.35%, 7/10/31 (b)	171	213
Invitation Homes Trust, 4.35%, 9/17/31 (b)(c)	1,000	972
5.10%, 8/17/32 (b)(c)	945	927
Nationstar HECM Loan Trust, 3.84%, 5/25/18 (b)	644	643
4.00%, 11/25/25 (b)	614	613
7.50%, 11/25/17 (b)	739	744
RMAT LLC, 4.83%, 6/25/35 (b)	943	933
Silver Bay Realty Trust, 3.90%, 9/17/31 (b)(c)	700	661
Skopos Auto Receivables Trust, 3.10%, 12/15/23 (b)	195	195
3.55%, 2/15/20 (b)	194	194
Specialty Underwriting & Residential Finance Trust, 0.96%, 5/25/35 (c)	64	55
U-Haul S Fleet LLC, 4.90%, 10/25/23 (b)	377	385
VOLT NPL X LLC, 4.75%, 10/26/54 (b)	493	489
VOLT XIX LLC, 5.00%, 4/25/55 (b)	300	298
VOLT XXII LLC, 4.25%, 2/25/55 (b)	299	290
VOLT XXX LLC, 4.75%, 10/25/57 (b)	400	398
VOLT XXXI LLC, 4.50%, 2/25/55 (b)	399	391
VOLT XXXIII LLC, 4.25%, 3/25/55 (b)	695	673
		10,525
Collateralized Mortgage Obligations — Agency Collateral Series (2.8%)
Federal Home Loan Mortgage Corporation, 3.60%, 6/25/48 (b)(c)	468	383
4.09%, 10/25/48 (b)(c)	750	588
IO 0.65%, 1/25/21 (c)	5,760	140
IO REMIC 5.67%, 11/15/43 - 6/15/44(c)	4,438	793
5.72%, 4/15/39 (c)	1,476	195
IO STRIPS 7.50%, 12/1/29	7	2
Federal National Mortgage Association, IO 5.97%, 9/25/20 (c)	3,511	629
IO REMIC 6.00%, 5/25/33 - 7/25/33	292	69
IO STRIPS 6.50%, 12/25/29 (c)	7	1
7.00%, 11/25/19 (c)	4	—	@

The accompanying notes are an integral part of the financial statements.
5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
8.00%, 4/25/24	$4	$1
8.00%, 6/25/35 (c)	36	8
9.00%, 11/25/26	2	1
REMIC 7.00%, 9/25/32	59	67
9.11%, 10/25/41 (d)	56	57
Government National Mortgage Association, IO 0.82%, 8/20/58 (c)	7,356	236
3.50%, 5/20/43	1,639	338
5.00%, 2/16/41	216	44
5.71%, 11/16/40 (c)	1,797	348
5.76%, 7/16/33 (c)	3,287	319
5.83%, 3/20/43 (c)	1,832	317
6.10%, 5/20/40 (c)	2,179	401
IO PAC 5.75%, 10/20/41 (c)	3,574	431
		5,368
Commercial Mortgage-Backed Securities (7.5%)
Citigroup Commercial Mortgage Trust, 3.27%, 9/15/17 (b)(c)	800	757
IO 0.99%, 9/10/58 (c)	9,593	672
1.06%, 11/10/48 (c)	2,752	167
COMM Mortgage Trust, 4.75%, 12/10/23 (b)(c)	985	906
4.91%, 4/10/47 (b)(c)	797	718
5.05%, 8/10/46 (b)(c)	740	696
IO 0.35%, 7/10/45 (c)	12,570	129
1.01%, 10/10/47 (c)	4,237	218
1.29%, 7/15/47 (c)	3,893	260
Commercial Mortgage Trust, 5.48%, 3/10/39	400	410
CSMC Trust, 4.48%, 3/15/17 (b)(c)	200	199
GS Mortgage Securities Trust, 1.38%, 10/10/48 (c)	5,297	510
4.77%, 8/10/46 (b)(c)	500	456
IO 0.88%, 9/10/47 (c)	5,361	279
HILT Mortgage Trust, 4.08%, 7/15/29 (b)(c)	600	580
JP Morgan Chase Commercial Mortgage Securities Trust, 4.57%, 7/15/47 (b)(c)	1,030	822
5.46%, 12/12/43	600	604
IO 0.58%, 4/15/46 (c)	6,000	216
1.16%, 7/15/47 (c)	9,662	557
JPMBB Commercial Mortgage Securities Trust, 4.68%, 4/15/47 (b)(c)	704	599
IO 1.11%, 8/15/47 (c)	4,208	289
	Face Amount (000)	Value (000)
LB-UBS Commercial Mortgage Trust, 6.24%, 9/15/45 (c)	$500	$516
Wells Fargo Commercial Mortgage Trust, 3.94%, 8/15/50 (b)	870	705
4.50%, 9/15/58 (b)(c)	456	376
WF-RBS Commercial Mortgage Trust, 3.43%, 6/15/45	677	696
3.80%, 11/15/47 (b)(c)	925	716
3.99%, 5/15/47 (b)	526	430
4.14%, 5/15/45 (b)(c)	385	354
4.98%, 9/15/46 (b)(c)	735	706
		14,543
Corporate Bonds (36.2%)
Finance (14.6%)
ABN Amro Bank N.V. 4.25%, 2/2/17 (b)	475	488
ACE INA Holdings, Inc. 3.35%, 5/15/24	350	354
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.75%, 5/15/19	360	360
Alexandria Real Estate Equities, Inc. 4.60%, 4/1/22	275	286
Ally Financial, Inc., 3.25%, 2/13/18	10	10
4.13%, 3/30/20	475	474
American Campus Communities Operating Partnership LP 3.75%, 4/15/23	200	197
American International Group, Inc. 4.88%, 6/1/22	275	297
Banco de Credito del Peru 6.13%, 4/24/27 (b)(c)	300	315
Bank of America Corp., 6.11%, 1/29/37	100	114
MTN 4.00%, 1/22/25	960	942
4.20%, 8/26/24	125	124
5.00%, 1/21/44	200	210
Bank of New York Mellon Corp. (The), MTN 3.65%, 2/4/24 (e)	350	364
Barclays Bank PLC 3.75%, 5/15/24	450	459
BNP Paribas SA, 5.00%, 1/15/21	150	166
MTN 4.25%, 10/15/24 (e)	200	198
Boston Properties LP 3.80%, 2/1/24 (e)	145	148
BPCE SA 5.15%, 7/21/24 (b)	550	556
Brookfield Asset Management, Inc. 5.80%, 4/25/17	135	140
Capital One Bank, USA NA 3.38%, 2/15/23	510	500

The accompanying notes are an integral part of the financial statements.
6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Capital One Financial Corp. 2.45%, 4/24/19	$125	$125
Citigroup, Inc., 4.45%, 9/29/27	175	174
5.50%, 9/13/25	550	598
6.68%, 9/13/43	100	123
CNOOC Finance 2013 Ltd. 3.00%, 5/9/23	420	394
Commonwealth Bank of Australia 5.00%, 3/19/20 (b)(e)	250	274
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.88%, 2/8/22	25	26
3.95%, 11/9/22	625	634
Credit Agricole SA, 3.88%, 4/15/24 (b)(e)	500	514
7.88%, 1/23/24 (b)(c)(f)	200	205
Credit Suisse AG, 6.00%, 2/15/18	5	5
6.50%, 8/8/23 (b)	350	378
DBS Group Holdings Ltd. 2.25%, 7/16/19 (b)(e)	500	498
Discover Bank 7.00%, 4/15/20	320	365
Discover Financial Services 3.95%, 11/6/24	275	272
Five Corners Funding Trust 4.42%, 11/15/23 (b)	275	288
GE Capital International Funding Co. 2.34%, 11/15/20 (b)	593	588
General Electric Capital Corp., 5.30%, 2/11/21	98	111
MTN 5.88%, 1/14/38	130	159
Series G 6.00%, 8/7/19 (e)	108	122
Genworth Holdings, Inc. 7.20%, 2/15/21	200	168
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	435	510
MTN 4.80%, 7/8/44	175	175
Goodman Funding Pty Ltd. 6.38%, 4/15/21 (b)	425	484
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	365	404
HBOS PLC, Series G 6.75%, 5/21/18 (b)	565	618
Healthcare Trust of America Holdings LP 3.70%, 4/15/23	325	315
HSBC Finance Corp. 6.68%, 1/15/21	225	258
HSBC Holdings PLC, 4.25%, 3/14/24	550	553
6.38%, 9/17/24 (c)(e)(f)	200	198
	Face Amount (000)	Value (000)
HSBC USA, Inc. 3.50%, 6/23/24	$250	$251
ING Bank N.V. 5.80%, 9/25/23 (b)	320	348
ING Groep N.V. 6.00%, 4/16/20 (c)(f)	200	201
Intesa Sanpaolo SpA 5.25%, 1/12/24	300	322
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.38%, 4/1/20 (b)	495	442
JPMorgan Chase & Co., 3.13%, 1/23/25	875	852
3.20%, 1/25/23	285	284
4.13%, 12/15/26	300	300
4.63%, 5/10/21	65	70
LeasePlan Corp. N.V. 2.88%, 1/22/19 (b)	475	469
Liberty Mutual Group, Inc. 4.85%, 8/1/44 (b)	125	116
Macquarie Bank Ltd. 6.63%, 4/7/21 (b)(e)	260	292
Nationwide Building Society, 3.90%, 7/21/25 (b)	200	207
6.25%, 2/25/20 (b)(e)	545	624
PNC Financial Services Group, Inc. (The) 3.90%, 4/29/24	190	195
Principal Financial Group, Inc. 1.85%, 11/15/17	450	451
Prudential Financial, Inc., MTN 6.63%, 12/1/37	165	203
QBE Capital Funding III Ltd. 7.25%, 5/24/41 (b)(c)	325	359
Realty Income Corp. 3.25%, 10/15/22	350	338
Santander UK Group Holdings PLC 2.88%, 10/16/20	375	373
Skandinaviska Enskilda Banken AB 2.63%, 11/17/20 (b)(e)	500	499
Standard Chartered PLC 3.95%, 1/11/23 (b)(e)	235	226
Swedbank AB 2.38%, 2/27/19 (b)	270	271
TD Ameritrade Holding Corp. 3.63%, 4/1/25	475	481
UBS Group Funding Co. 2.95%, 9/24/20 (b)	525	521
UnitedHealth Group, Inc., 2.88%, 3/15/23	750	743
3.75%, 7/15/25	300	310
VEREIT, Inc. 3.00%, 8/1/18	500	464
Visa, Inc. 3.15%, 12/14/25	550	551
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.25%, 10/5/20 (b)	450	452

The accompanying notes are an integral part of the financial statements.
7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Wells Fargo & Co., 4.13%, 8/15/23	$170	$177
5.61%, 1/15/44	250	278
Series M 3.45%, 2/13/23	245	246
		28,154
Industrials (20.7%)
21st Century Fox America, Inc. 4.75%, 9/15/44	500	483
ABB Treasury Center USA, Inc. 2.50%, 6/15/16 (b)	580	583
AbbVie, Inc., 3.60%, 5/14/25	300	297
4.70%, 5/14/45	175	172
Actavis Funding SCS, 3.80%, 3/15/25	95	95
4.75%, 3/15/45	215	210
ADT Corp. (The) 3.50%, 7/15/22 (e)	475	428
Albea Beauty Holdings SA 8.38%, 11/1/19 (b)	400	418
Altria Group, Inc., 2.85%, 8/9/22	25	24
5.38%, 1/31/44	260	281
Amazon.com, Inc. 3.80%, 12/5/24	475	495
Anadarko Petroleum Corp. 6.45%, 9/15/36	225	217
Anglo American Capital PLC 3.63%, 5/14/20 (b)(e)	600	426
Anheuser-Busch InBev Finance, Inc. 3.70%, 2/1/24 (e)	425	434
Apple, Inc., 2.40%, 5/3/23	265	258
4.45%, 5/6/44	250	253
AT&T, Inc., 5.55%, 8/15/41	550	555
6.30%, 1/15/38	80	88
Baidu, Inc. 2.75%, 6/9/19	450	448
Barrick Gold Corp. 4.10%, 5/1/23	235	202
Baxalta, Inc. 4.00%, 6/23/25 (b)	600	595
Bayer US Finance LLC 3.38%, 10/8/24 (b)	200	202
BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	150	135
Boston Scientific Corp. 3.85%, 5/15/25	425	419
BP Capital Markets PLC, 3.25%, 5/6/22	425	420
3.51%, 3/17/25 (e)	375	364
Caterpillar, Inc. 3.80%, 8/15/42	275	247
CBS Corp. 4.60%, 1/15/45	175	151
	Face Amount (000)	Value (000)
CCO Safari II LLC, 4.91%, 7/23/25 (b)	$550	$550
6.48%, 10/23/45 (b)	300	301
CEVA Group PLC 7.00%, 3/1/21 (b)	335	280
Citrix Systems, Inc. 0.50%, 4/15/19 (e)	400	437
CNH Industrial Capital LLC 4.38%, 11/6/20 (e)	300	284
Coca-Cola Co. 3.20%, 11/1/23 (e)	350	363
Comcast Corp. 4.60%, 8/15/45	210	213
Continental Airlines Pass-Thru Certificates 6.13%, 4/29/18	150	153
Crown Castle International Corp. 5.25%, 1/15/23	5	5
Daimler Finance North America LLC 2.25%, 7/31/19 (b)(e)	465	459
DCP Midstream LLC 5.35%, 3/15/20 (b)	180	155
DCP Midstream Operating LP 3.88%, 3/15/23	300	227
Denbury Resources, Inc. 5.50%, 5/1/22 (e)	306	103
Devon Energy Corp. 4.75%, 5/15/42	100	71
DirecTV Holdings LLC/DIRECTV Financing Co., Inc. 5.15%, 3/15/42	50	47
Dollar Tree, Inc. 5.75%, 3/1/23 (b)(e)	325	338
Eldorado Gold Corp. 6.13%, 12/15/20 (b)(e)	295	260
EnLink Midstream Partners LP 5.60%, 4/1/44	200	140
Ensco PLC 5.75%, 10/1/44 (e)	200	132
Experian Finance PLC 2.38%, 6/15/17 (b)	495	493
Ford Motor Credit Co., LLC, 3.20%, 1/15/21	200	199
5.00%, 5/15/18	400	420
General Motors Financial Co., Inc., 4.00%, 1/15/25	225	214
4.30%, 7/13/25	300	291
4.38%, 9/25/21	375	381
Gilead Sciences, Inc., 3.65%, 3/1/26 (e)	300	303
4.80%, 4/1/44	200	201
GlaxoSmithKline Capital, Inc. 6.38%, 5/15/38	125	160
Glencore Funding LLC 4.13%, 5/30/23 (b)	370	273
Goldcorp, Inc. 3.70%, 3/15/23 (e)	436	399
Harley-Davidson Funding Corp. 6.80%, 6/15/18 (b)	290	322

The accompanying notes are an integral part of the financial statements.
8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
HCA, Inc. 4.75%, 5/1/23	$465	$462
Heathrow Funding Ltd. 4.88%, 7/15/21 (b)	435	469
Hewlett Packard Enterprise Co. 4.90%, 10/15/25 (b)	525	516
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/1/25 (b)	290	254
Home Depot, Inc. 5.88%, 12/16/36	350	427
Illumina, Inc. 0.00%, 6/15/19 (e)	332	363
Intel Corp., 2.70%, 12/15/22	300	297
2.95%, 12/15/35 (Convertible)	313	401
International Business Machines Corp. 1.88%, 5/15/19 (e)	450	450
Kinder Morgan, Inc., 4.30%, 6/1/25 (e)	275	238
5.55%, 6/1/45	425	333
5.63%, 11/15/23 (b)	250	229
Kraft Foods Group, Inc. 5.38%, 2/10/20	26	28
Lockheed Martin Corp. 3.10%, 1/15/23	700	701
Lundin Mining Corp. 7.50%, 11/1/20 (b)	489	460
LVMH Moet Hennessy Louis Vuitton SE 1.63%, 6/29/17 (b)	75	75
LyondellBasell Industries N.V. 4.63%, 2/26/55	300	244
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.50%, 4/15/25 (b)(e)	500	462
MasTec, Inc. 4.88%, 3/15/23	465	405
McDonald's Corp., MTN 4.60%, 5/26/45	300	290
Medtronic, Inc., 3.63%, 3/15/24	340	349
4.63%, 3/15/45	200	207
Merck & Co., Inc. 2.80%, 5/18/23	300	299
Motorola Solutions, Inc. 4.00%, 9/1/24	275	239
NBC Universal Media LLC, 2.88%, 1/15/23	175	174
5.95%, 4/1/41	150	180
NBCUniversal Enterprise, Inc. 1.97%, 4/15/19 (b)	100	100
NetApp, Inc. 2.00%, 12/15/17	150	149
Netflix, Inc. 5.50%, 2/15/22 (b)	480	494
	Face Amount (000)	Value (000)
Noble Energy, Inc., 3.90%, 11/15/24	$225	$201
5.05%, 11/15/44 (e)	200	162
NOVA Chemicals Corp. 5.25%, 8/1/23 (b)	415	412
Novartis Capital Corp. 4.40%, 5/6/44	225	236
Nuance Communications, Inc. 2.75%, 11/1/31 (e)	253	255
Omnicom Group, Inc. 3.65%, 11/1/24	215	213
ON Semiconductor Corp., Series B 2.63%, 12/15/26	227	254
Ooredoo International Finance Ltd. 3.25%, 2/21/23 (b)	350	341
PepsiCo, Inc. 3.60%, 3/1/24	425	445
Philip Morris International, Inc. 2.50%, 8/22/22	365	358
Phillips 66 Partners LP 4.68%, 2/15/45	150	111
QUALCOMM, Inc. 4.65%, 5/20/35	425	395
Quest Diagnostics, Inc. 2.70%, 4/1/19 (e)	900	900
QVC, Inc. 4.38%, 3/15/23	325	309
Resort at Summerlin LP, Series B 13.00%, 12/15/07 (g)(h)(i)(j)(k)	299	—
Rivers Pittsburgh Borrower LP/ Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19 (b)	96	100
Rowan Cos., Inc. 5.85%, 1/15/44	150	91
SanDisk Corp. 0.50%, 10/15/20	600	624
Schlumberger Norge AS 1.25%, 8/1/17 (b)	225	223
Shell International Finance BV 3.25%, 5/11/25	400	391
Siemens Financieringsmaatschappij N.V. 3.25%, 5/27/25 (b)(e)	450	450
SK Telecom Co., Ltd. 2.13%, 5/1/18 (b)	200	199
Spectra Energy Capital LLC 3.30%, 3/15/23	450	386
T-Mobile USA, Inc. 6.73%, 4/28/22	375	392
Telstra Corp., Ltd. 3.13%, 4/7/25 (b)	240	231
Tiffany & Co. 4.90%, 10/1/44	75	70
Total Capital International SA 2.88%, 2/17/22 (e)	50	50
Tyco International Finance SA 3.90%, 2/14/26	350	351

The accompanying notes are an integral part of the financial statements.
9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
United Airlines Pass-Through Trust, Series A 4.00%, 4/11/26	$582	$596
United Technologies Corp. 4.50%, 6/1/42	100	101
Vale Overseas Ltd., 5.63%, 9/15/19 (e)	50	45
6.88%, 11/21/36 (e)	325	229
6.88%, 11/10/39	5	3
Verizon Communications, Inc., 4.67%, 3/15/55	777	677
5.01%, 8/21/54	259	238
Volkswagen Group of America Finance LLC 2.40%, 5/22/20 (b)(e)	525	492
Wal-Mart Stores, Inc. 5.25%, 9/1/35	435	496
Wesfarmers Ltd. 2.98%, 5/18/16 (b)	290	292
Whole Foods Market, Inc. 5.20%, 12/3/25 (b)	325	325
Williams Partners LP/ACMP Finance Corp. 4.88%, 5/15/23	425	345
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/1/25 (b)(e)	430	385
Yahoo!, Inc. 0.00%, 12/1/18	425	415
ZF North America Capital, Inc. 4.50%, 4/29/22 (b)(e)	475	466
Zimmer Biomet Holdings, Inc. 5.75%, 11/30/39	190	209
		39,833
Utilities (0.9%)
Boston Gas Co. 4.49%, 2/15/42 (b)	275	268
CMS Energy Corp. 5.05%, 3/15/22	50	54
Exelon Generation Co., LLC 6.25%, 10/1/39	375	381
Jersey Central Power & Light Co. 4.70%, 4/1/24 (b)	575	597
PPL WEM Ltd./Western Power Distribution Ltd. 3.90%, 5/1/16 (b)	460	462
TransAlta Corp. 4.50%, 11/15/22	50	43
		1,805
		69,792
Mortgages — Other (8.5%)
Alternative Loan Trust, 0.60%, 5/25/47 (c)	250	206
5.50%, 2/25/36 - 5/25/36	86	80
6.00%, 4/25/36 - 7/25/37	206	179
PAC 5.50%, 2/25/36	7	7
6.00%, 4/25/36	27	25
	Face Amount (000)		Value (000)
Banc of America Alternative Loan Trust, 1.07%, 7/25/46 (c)		$327	$223
5.50%, 10/25/35		1,491	1,385
5.86%, 10/25/36		504	327
6.00%, 4/25/36		264	272
Banc of America Funding Trust, 5.25%, 7/25/37		460	464
6.00%, 7/25/37		39	30
ChaseFlex Trust, 6.00%, 2/25/37		625	533
Credit Suisse First Boston Mortgage Securities Corp., 6.50%, 11/25/35		1,015	497
Fannie Mae Connecticut Avenue Securities, 4.42%, 5/25/25 (c)		671	638
5.32%, 11/25/24 (c)		698	712
5.42%, 7/25/25 (c)		500	498
First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36		20	16
6.25%, 8/25/36		292	231
Freddie Mac Structured Agency Credit Risk Debt Notes, 3.72%, 10/25/27 (c)		400	380
4.17%, 9/25/24 (c)		317	295
4.42%, 8/25/24 (c)		306	296
4.67%, 11/25/23 (c)		700	694
4.97%, 10/25/24 (c)		901	895
Freddie Mac Whole Loan Securities Trust, 3.00%, 9/25/45		888	874
3.50%, 5/25/45 - 9/25/45		1,483	1,499
3.88%, 5/25/45 (b)(c)		249	213
4.00%, 5/25/45		196	203
Grifonas Finance PLC, 0.32%, 8/28/39 (c)	EUR	490	405
GSR Mortgage Loan Trust, 5.75%, 1/25/37		$359	347
HarborView Mortgage Loan Trust, 0.59%, 1/19/38 (c)		268	221
Impac CMB Trust, 1.16%, 4/25/35 (c)		265	200
JP Morgan Alternative Loan Trust, 6.00%, 12/25/35 - 8/25/36		281	267
JP Morgan Mortgage Trust, 2.93%, 6/25/37 (c)		132	123
6.00%, 6/25/37		114	111
Lehman Mortgage Trust, 5.50%, 11/25/35 - 2/25/36		638	609
6.50%, 9/25/37		1,259	979
RALI Trust, 5.50%, 12/25/34		920	923
6.00%, 4/25/36 - 1/25/37		606	500
PAC 6.00%, 4/25/36		30	26
Residential Asset Securitization Trust, 6.00%, 7/25/36		45	40
			16,423

The accompanying notes are an integral part of the financial statements.
10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Municipal Bonds (1.0%)
City of Chicago, IL, O'Hare International Airport Revenue 6.40%, 1/1/40		$115	$144
City of New York, NY, Series G-1 5.97%, 3/1/36		245	304
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds 6.18%, 1/1/34		705	879
Municipal Electric Authority of Georgia 6.66%, 4/1/57		435	514
			1,841
Sovereign (8.2%)
Cyprus Government International Bond, 3.88%, 5/6/22	EUR	1,485	1,682
EUROFIMA, MTN 6.25%, 12/28/18	AUD	1,205	965
Hungary Government International Bond, 5.75%, 11/22/23		$1,306	1,464
Italy Buoni Poliennali Del Tesoro, 2.35%, 9/15/24 (b)	EUR	1,807	2,269
Mexico Government International Bond, 3.63%, 3/15/22 (e)		$866	873
New Zealand Government Bond, 5.50%, 4/15/23	NZD	1,900	1,492
Pertamina Persero PT, 4.88%, 5/3/22		$1,700	1,633
Peruvian Government International Bond, 7.35%, 7/21/25		1,260	1,583
8.75%, 11/21/33		16	23
Petroleos de Venezuela SA, 6.00%, 11/15/26		550	204
Petroleos Mexicanos, 6.38%, 1/23/45		1,130	962
Poland Government Bond, 4.00%, 10/25/23	PLN	5,175	1,431
Romania Government Bond, 4.75%, 2/24/25	RON	4,645	1,208
			15,789
U.S. Agency Security (1.6%)
Federal Home Loan Mortgage Corporation 1.25%, 10/2/19		3,200	3,158
U.S. Treasury Securities (8.7%)
U.S. Treasury Bond 2.75%, 11/15/42		4,350	4,149
U.S. Treasury Inflation Indexed Bond 0.25%, 1/15/25		7,705	7,362
U.S. Treasury Note 1.50%, 5/31/19		5,200	5,206
			16,717
Total Fixed Income Securities (Cost $192,171)			190,241
	Shares	Value (000)
Short-Term Investments (13.3%)
Securities held as Collateral on Loaned Securities (3.2%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H)	5,220,273	$5,220
	Face Amount (000)
Repurchase Agreements (0.5%)
Barclays Capital, Inc., (0.32%, dated 12/31/15, due 1/4/16; proceeds $305; fully collateralized by a U.S. Government obligation; 1.38% due 2/29/20; valued at $311)	$305	305
Merrill Lynch & Co., Inc., (0.31%, dated 12/31/15, due 1/4/16; proceeds $611; fully collateralized by a U.S. Government agency security; 3.50% due 3/20/45; valued at $623)	611	611
		916
Total Securities held as Collateral on Loaned Securities (Cost $6,136)		6,136
	Shares
Investment Company (9.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note H) (Cost $18,086)	18,086,453	18,086
	Face Amount (000)
U.S. Treasury Security (0.7%)
U.S. Treasury Bill 0.51%, 6/9/16 (l)(m) (Cost $1,421)	$1,424	1,421
Total Short-Term Investments (Cost $25,643)		25,643
Total Investments (112.0%) (Cost $217,814) Including $11,640 of Securities Loaned (n)(o)		215,884
Liabilities in Excess of Other Assets (-12.0%)		(23,130)
Net Assets (100.0%)		$192,754

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2015.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2015.

(e)  All or a portion of this security was on loan at December 31, 2015.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2015.

The accompanying notes are an integral part of the financial statements.
11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

(g)  Issuer in bankruptcy.

(h)  Non-income producing security; bond in default.

(i)  Security has been deemed illiquid at December 31, 2015.

(j)  Acquired through exchange offer.

(k)  At December 31, 2015, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(l)  Rate shown is the yield to maturity at December 31, 2015.

(m)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(n)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(o)  At December 31, 2015, the aggregate cost for Federal income tax purposes is approximately $217,930,000. The aggregate gross unrealized appreciation is approximately $3,042,000 and the aggregate gross unrealized depreciation is approximately $5,088,000 resulting in net unrealized depreciation of approximately $2,046,000.

@  Value is less than $500.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2015:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank AG	NOK	9		$1	1/6/16	$—	@
Deutsche Bank AG	NZD	2,150		$1,444	1/6/16	(27)
Deutsche Bank AG		$21	TRY	60	1/6/16	—	@
HSBC Bank PLC	CAD	11		$8	1/6/16	(—	@)
HSBC Bank PLC	HUF	3,850		$13	1/6/16	—	@
HSBC Bank PLC	RON	5,155		$1,252	1/6/16	13
HSBC Bank PLC	TRY	60		$20	1/6/16	(—	@)
HSBC Bank PLC		$1,243	RON	5,155	1/6/16	(4)
HSBC Bank PLC	ZAR	43		$3	1/6/16	(—	@)
JPMorgan Chase Bank NA	AUD	1,358		$979	1/6/16	(10)
JPMorgan Chase Bank NA	EUR	3,794		$4,155	1/6/16	32
JPMorgan Chase Bank NA	JPY	1,207		$10	1/6/16	(—	@)
JPMorgan Chase Bank NA	MXN	424		$24	1/6/16	(—	@)
JPMorgan Chase Bank NA		$27	AUD	38	1/6/16	—	@
JPMorgan Chase Bank NA		$13	HUF	3,850	1/6/16	(—	@)
JPMorgan Chase Bank NA		$10	JPY	1,207	1/6/16	—	@
JPMorgan Chase Bank NA		$1	NOK	9	1/6/16	(—	@)
JPMorgan Chase Bank NA		$3	ZAR	43	1/6/16	—	@
UBS AG	CHF	10		$10	1/6/16	—	@
UBS AG		$961	AUD	1,320	1/6/16	—	@
UBS AG		$8	CAD	11	1/6/16	(—	@)
UBS AG		$10	CHF	10	1/6/16	(—	@)
UBS AG		$4,139	EUR	3,794	1/6/16	(16)
UBS AG		$24	MXN	424	1/6/16	—	@
UBS AG		$1,469	NZD	2,150	1/6/16	1
JPMorgan Chase Bank NA	PLN	5,681		$1,430	1/7/16	(18)
JPMorgan Chase Bank NA	SEK	9		$1	1/7/16	(—	@)
JPMorgan Chase Bank NA		$1,456	PLN	5,681	1/7/16	(8)
UBS AG		$1	SEK	9	1/7/16	(—	@)
Deutsche Bank AG	TRY	60		$20	2/4/16	(—	@)
HSBC Bank PLC	RON	5,155		$1,243	2/4/16	3

The accompanying notes are an integral part of the financial statements.
12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
HSBC Bank PLC		$8	CAD	11	2/4/16	—	@
HSBC Bank PLC		$13	HUF	3,850	2/4/16	(—	@)
JPMorgan Chase Bank NA	JPY	1,207		$10	2/4/16	(—	@)
JPMorgan Chase Bank NA	NOK	9		$1	2/4/16	—	@
JPMorgan Chase Bank NA	PLN	5,681		$1,455	2/4/16	8
JPMorgan Chase Bank NA		$24	MXN	424	2/4/16	—	@
JPMorgan Chase Bank NA	ZAR	43		$3	2/4/16	(—	@)
UBS AG	AUD	1,320		$960	2/4/16	(1)
UBS AG	EUR	3,794		$4,142	2/4/16	16
UBS AG	NZD	2,150		$1,466	2/4/16	(1)
UBS AG	SEK	9		$1	2/4/16	—	@
UBS AG		$10	CHF	10	2/4/16	(—	@)
						$(12)

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2015:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	106	$23,027	Mar-16	$(33)
U.S. Treasury 5 yr. Note	59	6,981	Mar-16	(7)
U.S. Treasury Long Bond	34	5,227	Mar-16	21
U.S. Treasury Ultra Long Bond	27	4,285	Mar-16	21
Short:
U.S. Treasury 10 yr. Note	231	(29,085)	Mar-16	51
				$53

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at December 31, 2015:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$895	1.00%	3/20/19	$17	$(35)	$(18)	BBB+
Deutsche Bank AG CMBX.NA.BB.60	Sell	500	5.00	5/11/63	4	(25)	(21)	NR
Goldman Sachs International CMBX.NA.BB.60	Sell	395	5.00	5/11/63	(— @)	(16)	(16)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.24	Buy	2,675	1.00	6/20/20	(51)	33	(18)	NR
		$4,465			$(30)	$(43)	$(73)

The accompanying notes are an integral part of the financial statements.
13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR  Not rated.

AUD  — Australian Dollar

CAD  — Canadian Dollar

CHF  — Swiss Franc

EUR  — Euro

HUF  — Hungarian Forint

JPY  — Japanese Yen

MXN  — Mexican Peso

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

RON  — Romanian New Leu

SEK  — Swedish Krona

TRY  — Turkish Lira

ZAR  — South African Rand

Portfolio Composition**

Classification	Percentage of Total Investments
Industrials	19.0%
Agency Fixed Rate Mortgages	17.2
Finance	13.4
Short-Term Investments	9.3
U.S. Treasury Securities	8.0
Mortgages — Other	7.8
Sovereign	7.5
Commercial Mortgage-Backed Securities	7.0
Other***	5.8
Asset-Backed Securities	5.0
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2015.

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open long/short futures contracts with an underlying face amount of approximately $68,605,000 with net unrealized appreciation of approximately $53,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $12,000 and does not include open swap agreements with net unrealized depreciation of approximately $43,000.

The accompanying notes are an integral part of the financial statements.
14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2015 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $194,508)	$192,578
Investment in Security of Affiliated Issuer, at Value (Cost $23,306)	23,306
Total Investments in Securities, at Value (Cost $217,814)	215,884
Foreign Currency, at Value (Cost $—@)	— @
Cash	433
Interest Receivable	1,334
Receivable for Investments Sold	987
Receivable for Variation Margin on Futures Contracts	87
Receivable for Portfolio Shares Sold	83
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	73
Premium Paid on Open Swap Agreements	21
Receivable from Affiliate	5
Receivable for Variation Margin on Swap Agreements	— @
Other Assets	13
Total Assets	218,920
Liabilities:
Payable for Investments Purchased	18,980
Collateral on Securities Loaned, at Value	6,569
Payable for Advisory Fees	141
Payable for Portfolio Shares Redeemed	121
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	85
Payable for Servicing Fees	81
Unrealized Depreciation on Swap Agreements	76
Payable for Custodian Fees	22
Payable for Distribution Fees — Class II Shares	21
Payable for Professional Fees	14
Payable for Administration Fees	13
Payable for Directors' Fees and Expenses	3
Payable for Transfer Agency Fees	2
Premium Received on Open Swap Agreements	— @
Other Liabilities	38
Total Liabilities	26,166
NET ASSETS	$192,754
Net Assets Consist of:
Paid-in-Capital	$259,355
Accumulated Undistributed Net Investment Income	2,778
Accumulated Net Realized Loss	(67,445)
Unrealized Appreciation (Depreciation) on:
Investments	(1,930)
Futures Contracts	53
Swap Agreements	(43)
Foreign Currency Forward Exchange Contracts	(12)
Foreign Currency Translations	(2)
Net Assets	$192,754
CLASS I:
Net Assets	$88,018
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,583,002 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.25
CLASS II:
Net Assets	$104,736
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,248,759 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.22
(1) Including:
Securities on Loan, at Value:	$11,640

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2015 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$5,145
Dividends from Security of Affiliated Issuer (Note H)	51
Income from Securities Loaned — Net	33
Total Investment Income	5,229
Expenses:
Advisory Fees (Note B)	759
Distribution Fees — Class II Shares (Note E)	306
Administration Fees (Note C)	279
Servicing Fees (Note D)	156
Professional Fees	115
Custodian Fees (Note G)	87
Pricing Fees	53
Shareholder Reporting Fees	49
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	5
Other Expenses	18
Total Expenses	1,837
Waiver of Advisory Fees (Note B)	(114)
Distribution Fees — Class II Shares Waived (Note E)	(36)
Rebate from Morgan Stanley Affiliate (Note H)	(30)
Net Expenses	1,657
Net Investment Income	3,572
Realized Gain (Loss):
Investments Sold	2,063
Foreign Currency Forward Exchange Contracts	1,263
Foreign Currency Transactions	(50)
Futures Contracts	179
Swap Agreements	(1,460)
Net Realized Gain	1,995
Change in Unrealized Appreciation (Depreciation):
Investments	(7,197)
Foreign Currency Forward Exchange Contracts	(304)
Foreign Currency Translations	6
Futures Contracts	90
Swap Agreements	336
Net Change in Unrealized Appreciation (Depreciation)	(7,069)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(5,074)
Net Decrease in Net Assets Resulting from Operations	$(1,502)

The accompanying notes are an integral part of the financial statements.
16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2015 (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,572	$4,902
Net Realized Gain	1,995	6,121
Net Change in Unrealized Appreciation (Depreciation)	(7,069)	2,273
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,502)	13,296
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,159)	(3,127)
Class II:
Net Investment Income	(3,441)	(2,121)
Total Distributions	(6,600)	(5,248)
Capital Share Transactions:(1)
Class I:
Subscribed	9,062	13,849
Distributions Reinvested	3,159	3,127
Redeemed	(21,203)	(26,526)
Class II:
Subscribed	37,546	54,495
Distributions Reinvested	3,441	2,121
Redeemed	(36,657)	(21,586)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,652)	25,480
Total Increase (Decrease) in Net Assets	(12,754)	33,528
Net Assets:
Beginning of Period	205,508	171,980
End of Period (Including Accumulated Undistributed Net Investment Income of $2,778 and $5,748)	$192,754	$205,508
(1) Capital Share Transactions:
Class I:
Shares Subscribed	856	1,312
Shares Issued on Distributions Reinvested	308	300
Shares Redeemed	(2,005)	(2,512)
Net Decrease in Class I Shares Outstanding	(841)	(900)
Class II:
Shares Subscribed	3,565	5,154
Shares Issued on Distributions Reinvested	336	204
Shares Redeemed	(3,493)	(2,049)
Net Increase in Class II Shares Outstanding	408	3,309

The accompanying notes are an integral part of the financial statements.
17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.68	$10.21	$10.64	$10.19	$10.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.20	0.30	0.29	0.33	0.39
Net Realized and Unrealized Gain (Loss)	(0.27)	0.49	(0.33)	0.61	0.17
Total from Investment Operations	(0.07)	0.79	(0.04)	0.94	0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.36)	(0.32)	(0.39)	(0.49)	(0.38)
Net Asset Value, End of Period	$10.25	$10.68	$10.21	$10.64	$10.19
Total Return ++	(0.65)%	7.85%	(0.32)%	9.44%	5.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$88,018	$100,671	$105,420	$120,903	$131,361
Ratio of Expenses to Average Net Assets(1)	0.69%+	0.65%+	0.69%+	0.69%+	0.67%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.68%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.89%+	2.83%+	2.75%+	3.18%+	3.89%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	400%	320%	249%	245%	240%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.76%	0.80%	0.78%	0.75%	N/A
Net Investment Income to Average Net Assets	1.82%	2.68%	2.66%	3.12%	N/A

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.65	$10.19	$10.62	$10.17	$9.99
Income (Loss) from Investment Operations:
Net Investment Income†	0.17	0.27	0.26	0.31	0.37
Net Realized and Unrealized Gain (Loss)	(0.26)	0.49	(0.33)	0.61	0.16
Total from Investment Operations	(0.09)	0.76	(0.07)	0.92	0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.34)	(0.30)	(0.36)	(0.47)	(0.35)
Net Asset Value, End of Period	$10.22	$10.65	$10.19	$10.62	$10.17
Total Return ++	(0.83)%	7.57%	(0.58)%	9.19%	5.40%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$104,736	$104,837	$66,560	$51,988	$48,855
Ratio of Expenses to Average Net Assets(1)	0.94%+	0.90%+	0.94%+	0.94%+	0.92%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	0.93%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	1.64%+	2.58%+	2.50%+	2.93%+	3.64%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	400%	320%	249%	245%	240%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04%	1.15%	1.13%	1.10%	1.03%
Net Investment Income to Average Net Assets	1.54%	2.33%	2.31%	2.77%	3.53%

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eleven separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, mortgage and asset-backed securities. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolios securities valued by such pricing service; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$36,085	$—		$36,085
Asset-Backed Securities	—	10,525	—		10,525
Collateralized Mortgage Obligations - Agency Collateral Series	—	5,368	—		5,368
Commercial Mortgage-Backed Securities	—	14,543	—		14,543
Corporate Bonds	—	69,792	—	†	69,792	†
Mortgages - Other	—	16,423	—		16,423
Municipal Bonds	—	1,841	—		1,841
Sovereign	—	15,789	—		15,789
U.S. Agency Security	—	3,158	—		3,158
U.S. Treasury Securities	—	16,717	—		16,717
Total Fixed Income Securities	—	190,241	—	†	190,241	†
Short-Term Investments
Investment Company	23,306	—	—		23,306
Repurchase Agreements	—	916	—		916
U.S. Treasury Security	—	1,421	—		1,421
Total Short-Term Investments	23,306	2,337	—		25,643

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Foreign Currency Forward Exchange Contracts	$—	$73	$—		$73
Futures Contracts	93	—	—		93
Credit Default Swap Agreement	—	33	—		33
Total Assets	23,399	192,684	—	†	216,083 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(85)	—		(85)
Futures Contracts	(40)	—	—		(40)
Credit Default Swap Agreements	—	(76)	—		(76)
Total Liabilities	(40)	(161)	—		(201)
Total	$23,359	$192,523	$—	†	$215,882 †

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2015, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Corporate Bond (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$—

†  Includes one security which is valued at zero.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$73
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	93	(a)
Swap Agreements	Variation Margin on Swap Agreements	Credit Risk	33	(a)
Total			$199
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(85)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(40	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(76)
Total			$(201)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

for the year ended December 31, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,263
Interest Rate Risk	Futures Contracts	179
Credit Risk	Swap Agreements	(272)
Interest Rate Risk	Swap Agreements	(1,188)
Total		$(18)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(304)
Interest Rate Risk	Futures Contracts	90
Credit Risk	Swap Agreements	(9)
Interest Rate Risk	Swap Agreements	345
Total		$122

At December 31, 2015, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$73	$(85)
Swap Agreements	—	(76)
Total	$73	$(161)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received (000)	Net Amount (not less than $0) (000)
Deutsche Bank AG	$—	@	$	(— @)	$—	$—
HSBC Bank PLC	16			(4)	—	12
JPMorgan Chase Bank NA	40			(36)	—	4
UBS AG	17			(17)	—	—
Total	$73			$(57)	$—	$16

@ Amount is less than $500.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$35	$—	$—	$35
Deutsche Bank AG	52	(— @)	—	52
Goldman Sachs International	16	—		16
HSBC Bank PLC	4	(4)	—	—
JPMorgan Chase Bank NA	36	(36)		—
UBS AG	18	(17)	—	1
Total	$161	$(57)	$—	$104

@ Amount is less than $500.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

For the year ended December 31, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$22,609,000
Futures Contracts:
Average monthly original value	$102,179,000
Swap Agreements:
Average monthly notional amount	$41,737,000

6.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

7. Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$11,640	(d)	$—	$(11,640	)(e)(f)	$0

(d)  Represents market value of loaned securities at period end.

(e)  The Portfolio received cash collateral of approximately $6,569,000, of which approximately $6,136,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2015, there was uninvested cash of approximately $433,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $5,312,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f)  The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2015.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$6,522	$—	$—	$—	$6,522
Sovereign	47	—	—	—	47
Total	$6,569	$—	$—	$—	$6,569
Total Borrowings	$6,569	$—	$—	$—	$6,569
Gross amount of recognized liabilities for securities lending transactions					$6,569
8. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.30% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares and 0.95% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2015, approximately $114,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.25% of the Portfolio's average daily net assets. Effective May 1, 2015, the administration fee was reduced to 0.08%.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator

28

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Servicing Fees Effective May 1, 2015, the Fund accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Portfolio held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Fund to provide administrative and other contract-owner related services on behalf of the Portfolio.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio and provides the Portfolio's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2015, this waiver amounted to approximately $36,000. Effective May 1, 2015, the distribution fee was reduced to 0.25% and the Distributor will no longer waive a portion of the distribution fees that it may receive.

F. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

G. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2015, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $82,479,000 and $62,216,000, respectively. For the year ended December 31, 2015, purchases and sales of long-term U.S. Government securities were approximately $698,823,000 and $709,106,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investments in the Liquidity Funds. For the year ended December 31, 2015, advisory fees paid were reduced by approximately $30,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2015 (000)
$55,354	$74,701	$106,749	$51	$23,306

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

I. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes – Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement

29

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Notes to Financial Statements (cont'd)

of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 Distributions Paid From:		2014 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,600	$—	$5,248	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2015:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$58	$(58)	$—

At December 31, 2015, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,385	$—

At December 31, 2015, the Portfolio had available for Federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration*
$35,503	December 31, 2016
31,734	December 31, 2017

*  Includes capital losses acquired from Morgan Stanley Select Dimensions Flexible Income Portfolio that may be subject to limitation under IRC section 382 in future years, reducing the total carryforward available.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $2,236,000.

J. Other: At December 31, 2015, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 65.0%.

30

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2016

31

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015) Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf, Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Chase College of Law Board of Visitors; formerly Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

32

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Independent Director***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, TriumphCapital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly Director of the Auburn University Foundation (2010-2015).
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

33

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (68) One New York Plaza, New York, NY 10004	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served****	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

****  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

34

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2015

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Portfolio. For more detailed information about the Portfolio, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Portfolio, including its Directors. It is available, without charge, by calling 1 (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
1403896 EXP. 02.28.17

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that Joseph J. Kearns, an “independent” Director, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2015

	Registrant			Covered Entities(1)
Audit Fees		$487,242		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$47,500	(3)	$8,237,026	(4)
All Other Fees	$			$212,000	(5)
Total Non-Audit Fees		$47,500		$8,449,026

Total		$534,742		$8,449,026

2014

	Registrant			Covered Entities(1)
Audit Fees		$462,241		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$44,154	(3)	$8,655,656	(4)
All Other Fees	$			$285,341	(5)
Total Non-Audit Fees		$44,154		$8,940,997

Total		$506,395		$8,940,997

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Universal Institutional Funds, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2016